UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2007

Date of reporting period:	6/30/07

Item 1. Reports to Stockholders.

MML Series
Investment Fund II

Semi-annual Report

MML Inflation-Protected Bond Fund

MML Enhanced Index Core Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

This semi-annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2007

| insure | invest | retire |

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Inflation-Protected Bond Fund	15

MML Enhanced Index Core Equity Fund	17

MML Small Cap Equity Fund	22

MML Small Company Opportunities Fund	34

Statement of Assets and Liabilities	37

Statement of Operations	38

Statement of Changes in Net Assets	39

Financial Highlights	40

Notes to Financial Statements	44

Other Information (Unaudited)	56

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

June 30, 2007

To Our Shareholders

Richard J. Byrne

The stock market's impressive performance during the second quarter serves as a reminder of how difficult it can be to forecast stock market performance. Because the direction of the equity markets is constantly subject to change, MassMutual recommends that investors avoid basing their investment activities on market forecasts—and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, as always, you should check with your financial representative to determine what investment strategy may be appropriate for you.

Stocks continue to outperform bonds in first half of 2007

For the first six months of 2007, equities outperformed bonds, continuing a trend seen in 2006. The Dow Jones Industrial AverageSM (the Dow), which tracks the progress of blue-chip stock activity, returned 7.59% for the six-month period ended June 30, 2007. The Nasdaq Composite® Index (Nasdaq) gained 7.78%, outpacing the S&P 500® Index, a measure of U.S. large-cap stock performance, which advanced 6.96%. Replicating another pattern from 2006, a leader in worldwide equity markets for this period was once again the MSCI® EAFE® Index—a benchmark for foreign stocks that advanced 10.74%.*

The fixed-income market did not fare nearly as well in the first half of 2007, as the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained just 0.97%.*

Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Index, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI EAFE Index outperform its U.S. counterparts for the quarter.

Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing"—that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. Overall, most Treasury securities ended the first quarter with modest price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Higher Treasury yields and widening premiums for corporate and mortgage-backed securities reflected rising interest rates in the second quarter. The Treasury yield curve, representing yields across a range of maturities, went from slightly inverted—with yields on short-term bonds higher than those of longer-term bonds—to nearly flat, with longer yields marginally higher than short ones. Also of note, the 10-year bond yield topped the 5% level in its first excursion above that mark since the summer of 2006. Performance was mixed among fixed-income groups, but investors favored shorter-term issues, such as the 13-week U.S. Treasury Bill. High-yield bonds barely managed a positive return for the quarter, despite moderately favorable corporate earnings and low default rates on corporate high-yield securities.

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

Long-term interest rates jump

Interest rates have made headlines during the past few years, often in response to adjustments in short-term rates made by the Federal Reserve Board (Fed). The Fed uses short-term rates as a tool to help keep the economy on a healthy growth track while controlling inflation. Consequently, when the economy hit a rough patch earlier in this decade, the Fed cut short-term rates to stimulate growth. Over the last few years, an economic recovery and concerns about a potential resurgence of inflation prompted the Fed to boost short-term rates from 1.00% to the current level of 5.25% (reached in June 2006).

Despite the Fed's rate hikes, long-term interest rates remained relatively low for the most part. Unlike the federal funds rate—the overnight bank lending rate that the Fed controls by buying and selling securities—long-term rates fluctuate according to market forces and are very sensitive to investors' expectations for inflation. Because inflation erodes the value of fixed-income investments, investors generally demand a higher yield for investing in bonds if they believe inflation is on the rise. Typically, short- and long-term rates move in tandem, although this is not always the case.

As of the end of the second quarter, long-term rates were once again on the rise, although historically, they still were not high. So why did the increase generate so much attention? For one thing, the rise was relatively swift—for instance, the average 30-year fixed-rate mortgage (which is based on longer term interest rates) spiked to 6.74% for the week ending June 14, 2007, from 6.53% the previous week. With the housing market already reeling from a spate of sub-prime mortgage defaults, burgeoning inventories of unsold homes and soft prices, there was concern that sharply higher mortgage rates could further hamper the industry. The housing market aside, long-term rates have also risen in sectors such as Treasuries and corporate securities, suggesting that a fundamental shift in perceptions about inflation might be occurring.

Outlook

The stock market's impressive performance during the second quarter—against the challenging backdrop of tepid economic growth, a weak housing market, high energy prices and rising long-term interest rates—serves as a reminder of how difficult it can be to forecast stock market performance. Going forward, any number of scenarios could develop that would negatively affect the equity markets. Conversely, the strength of the global economy, corporate earnings and continued low interest rates may keep investors and consumers optimistic. For this reason, MassMutual recommends that investors should generally avoid basing their investment activities on market forecasts—and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, you should check with your financial representative to determine what investment strategy may currently be appropriate for you, based on your investment objectives and other factors.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/2/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Inflation-Protected Bond Fund – and who is the Fund's sub-adviser?  The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:

•  at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and

•  up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 0.48%, lagging the 1.73% return for the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?  Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index ("CPI") – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?  Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble four to 10 percent in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply.

The second quarter was characterized by a sea of change in investor sentiment towards economic growth. Going into the quarter, many indicators were showing stagnant or slowing economic activity, but during the second quarter, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases. Regarding yield levels, investors reassessed their expectations for monetary policy. Coming into the quarter, about a 0.50% easing by the Federal Reserve ("Fed") had been priced into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued. For example, during the period, 5- and 10-year U.S. Treasury yields rose 0.39% and 0.38%, respectively.

What factors contributed to the Fund's performance?  Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. In the end, most Treasury securities ended the first quarter with some price gains, and the Lehman Brothers® Aggregate Bond Index closed out the period with a modest advance. The Fed held two meetings during the first quarter – at each one, they left the federal funds rate unchanged at 5.25%. During this time frame, bonds on the short end of the credit spectrum lost more than their long-term counterparts, as the yield on the 2-year Treasury Note fell 0.23% (to 4.58%), while the yields on the 10-year Treasury Bonds fell only 0.06%, to end the quarter at 4.64%. During the first quarter, the Fund was hurt as corporate inflation-protected securities ("CIPS") fell out of favor, after performing extremely well in the fourth quarter of 2006. Given the uninspiring valuations across virtually all fixed-income sectors, Fund management worked to improve the credit quality of the portfolio –

3

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

especially since market conditions allowed that action to be taken at minimal cost to investors. With uncertainty rising, Fund management took advantage of the opportunity to prepare for a more tumultuous investment environment.

In the second quarter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities that are supported by sub-prime mortgages. Some securities traded down in price by more than 30%. The high-yield sector also suffered, as an excessive supply of poorly structured new issues exacerbated the situation. The yield on the 10-year Treasury ended the second quarter at 5.03%, as bond prices dropped in response to investors' fears concerning inflation. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Finally, in both its May and June meetings, the Fed held the federal funds rate steady at 5.25%, which confirmed investors' fears that the Federal Open Market Committee would not ease interest rates any time soon. During the second quarter, the performance of CIPS was very similar to that of Treasury inflation-protected securities ("TIPS") – which resulted in returns for the period that mimicked the results of the benchmark Lehman U.S. Treasury Inflation Note Index.

What is your outlook?  Looking ahead to the third quarter, we believe that the risk of a further sell-off remains. However, we feel that the current state of global liquidity, corporate balance sheets and the domestic economy may not support a continuation of the second quarter sell-off. Corporate bond yields may become volatile and potentially widen relative to Treasuries during the balance of the summer, but current levels, in our view, represent good value and have the potential to generate positive excess returns in the second half of 2007.

MML Inflation-Protected Bond Fund Quality Structure (% of Net Assets) on 6/30/07
U.S. Government, Aaa/AAA	73.1%
Aa/AA	15.3%
A	8.8%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%
100.0%

4

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected Bond Fund and the Lehman U.S. Treasury Inflation Note Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception Average Annual 8/30/02 - 6/30/07
MML Inflation-Protected Bond Fund	0.48%	2.58%	4.01%
Lehman U.S. Treasury Inflation Note Index	1.73%	3.99%	4.96%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

5

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Enhanced Index Core Equity Fund – and who is the Fund's sub-adviser?  The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the S&P 500 Index, the Fund's benchmark index. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 5.81%, trailing the 6.96% return for the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble four to 10 percent in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply. Here at home, after six months of a low-volatility rise in the S&P 500 Index, the market tumbled more than 3.5% on February 27, 2007, and then proceeded to recoup the loss during March. In the end, the S&P 500 Index was up a mere 0.64% in the first quarter. Many market observers pointed to both a recession warning by former Federal Reserve Chairman Alan Greenspan and actions by the Chinese Government as possible catalysts for the sudden sell-off. Other commentators thought the market was due for a correction, since it had been so long since it had any significant decline.

The second quarter of 2007 was characterized by a change in investor sentiment towards economic growth. Going into the quarter, many indicators were showing stagnant or slowing economic activity, but during the second quarter, most indicators of economic activity started pointing to growth. The bond market characteristically reacted negatively to news of increasing economic activity, and most long-term bond market indexes showed a negative total return for the quarter. The equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases. Against this backdrop, it was not surprising that financials and utilities were the two worst-performing sectors, and energy and industrials led the charge on the upside. From a market capitalization perspective, large-cap stocks outperformed small caps for the quarter and year-to-date.

What factors contributed to the Fund's performance?  In the first quarter, our models had erratic performance. The value model did particularly poorly, but the growth model did well, and the core model was only down a few percentage points. The disparity in model performance can be attributed to the poor performance of our models in the financials sector in the first quarter and its relatively large weight in the value universe. The financials sector was hurt by news of continuing deterioration of the sub-prime mortgage market and defaults associated with that decline. Within finance, investors assumed that the companies that did well in the past would fall harder. Growth and momentum factors generally did well in the first quarter, but there was no clear pattern of effective factors across the market.

In the second quarter, our core and value models underperformed due to the poor results of value factors. Two of the best-performing factors for the quarter were momentum and estimate revision. These factors generally do well in periods during which the market moves significantly higher. Most factors that favor stocks with prudent capital use, such as dividend yield and share buy-back, did poorly in the second quarter, but they have been strong factors for the year as a whole.

What is your outlook?  The shift to large-cap outperformance may be signaling that the market now believes we are in the late stage of the business cycle. Revenue growth peaked seven quarters ago and capital expenditures relative to sales are rising at their fastest pace since 2003. What remains to be seen is how long the late cycle will last. During the last economic cycle, late-cycle activity was present for years before the economy faltered in 2002. As always, we will seek to remain with our disciplined investment approach and let the models lead the way.

6

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund Industry Table (% of Net Assets) on 6/30/07

Diversified Financial	10.1%
Oil & Gas	9.0%
Insurance	7.1%
Pharmaceuticals	6.4%
Telecommunications	6.3%
Computers	5.9%
Banks	5.3%
Software	4.6%
Retail	4.5%
Manufacturing	4.5%
Media	3.9%
Electric	3.4%
Aerospace & Defense	2.8%
Semiconductors	2.5%
Health Care — Products	2.3%
Foods	2.0%
Cosmetics & Personal Care	1.7%
Agriculture	1.5%
Transportation	1.4%
Chemicals	1.3%
Beverages	1.3%
Health Care — Services	1.2%
Commercial Services	1.0%
Internet	0.9%
Oil & Gas Services	0.9%
Iron & Steel	0.6%
Gas	0.6%
Electronics	0.5%
Environmental Controls	0.5%
Packaging & Containers	0.4%

Mining	0.4%
Household Products	0.4%
Machinery — Construction & Mining	0.4%
Forest Products & Paper	0.3%
Hand & Machine Tools	0.3%
Home Builders	0.3%
Toys, Games & Hobbies	0.3%
Office Equipment/Supplies	0.3%
Machinery — Diversified	0.3%
Auto Manufacturers	0.3%
Savings & Loans	0.2%
Real Estate Investment Trusts (REITS)	0.2%
Apparel	0.2%
Home Furnishing	0.2%
Lodging	0.2%
Biotechnology	0.2%
Automotive & Parts	0.2%
Advertising	0.2%
Electrical Components & Equipment	0.2%
Building Materials	0.1%
Industrial — Distribution	0.1%
Housewares	0.1%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
100.0%

MML Enhanced Index Core Equity Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Exxon Mobil Corp.	4.3%
Microsoft Corp.	2.3%
General Electric Co.	2.2%
Pfizer, Inc.	2.0%
Citigroup, Inc.	1.9%
American International Group, Inc.	1.9%
AT&T, Inc.	1.8%
JP Morgan Chase & Co.	1.8%
Bank of America Corp.	1.6%
International Business Machines Corp.	1.6%

7

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/2/01* - 6/30/07
MML Enhanced Index Core Equity Fund	5.81%	19.50%	10.32%	4.72%
S&P 500 Index	6.96%	20.57%	10.70%	4.85%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

8

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund – and who is the Fund's sub-adviser?  The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 9.88%, outpacing the 6.46% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

What was the investment background during the period?  The first quarter of 2007 was anything but ordinary. The rally of the U.S. stock markets that started in July 2006 extended into the first month of the new year, despite a rebound in the price of oil and dashed hopes that the Federal Reserve ("Fed") might start to lower rates in response to a slowing economy. The faith of investors in a "Goldilocks" economy got shaken in the last week of February, and stock markets around the world shuddered as they gave up most of the gains of the prior few months in just a few days. In the first two weeks of March, U.S. equity markets continued their downward slide, as concerns mounted about mortgage delinquencies and the sub-prime market. Nonetheless, by the end of the first quarter, the market seemed to shake off the gloom about housing, as housing starts rose by 9% and existing home sales rose by 3.9%. Indeed, even though oil prices rose sharply to nearly $66 per barrel, the S&P 500® Index, which is representative of common stocks of larger capitalized U.S. companies, advanced 1.12% for the month of March. The Fund's benchmark, the Russell 2000 Index, did nearly as well with its 1.07% gain.

Domestic equities posted strong returns for the second quarter, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The Federal Open Market Committee decided to hold the federal funds rate steady at 5.25% for the eighth consecutive meeting in June, as the yield on 10-year Treasury Notes reached a five-year high (5.30%) during the middle of the month. Weakness in the housing market continued and the price of oil increased, but the economy added more jobs than expected. Worries about the impact of the woes in the sub-prime market persisted, as problems at some hedge funds became publicly known. In long-term reversals, larger stocks beat smaller ones and growth stocks beat value issues over both the quarter and the year-to-date periods.

What factors contributed to the Fund's performance?  Relative to the Russell 2000 Index, during the first quarter, the Fund was positioned slightly towards value and larger with respect to company size. The weighted median market capitalization for the Fund was $1.5 billion, above the benchmark's median of $1.2 billion. The Fund's trading in March increased the portfolio's weighting in financials and utilities and decreased its weighting in materials and information technology. At the end of the time frame, the Fund held its largest overweight position, relative to the benchmark, in the materials sector, followed by consumer discretionary. The Fund held its largest underweight allocations in financials and health care.

At of the end of the second quarter, the Fund's largest overweighted positions were in the consumer discretionary and materials sectors. The Fund's largest underweighted positions were in financials and health care.

What is your outlook?  The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. Indeed, mega-, large- and mid-cap stocks have outperformed small- and micro-cap stocks over the past 12 months. While small- and micro-cap stocks are still capable of sharp rallies, based on our models, we believe they don't have the potential for substantial or sustained outperformance over the next 12 months.

As the first half of 2007 came to a close, the Fund held an overweight position in mid-cap stocks relative to their small-cap brethren. Moving forward, we will strive to favor stocks with better valuation, quality and relative strength characteristics. Overall, we believe the combination of our market capitalization allocations and stock selection models is optimized to position the Fund for consistently favorable performance over different kinds of investment cycles.

9

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund Industry Table (% of Net Assets) on 6/30/07

Commercial Services	8.2%
Retail	7.6%
Insurance	6.7%
Telecommunications	5.0%
Semiconductors	3.9%
Chemicals	3.6%
Software	3.4%
Internet	3.2%
Real Estate Investment Trusts (REITS)	3.1%
Electronics	3.1%
Computers	2.8%
Oil & Gas	2.3%
Pharmaceuticals	2.2%
Machinery — Diversified	2.2%
Transportation	2.2%
Health Care — Services	2.2%
Health Care — Products	2.0%
Electric	1.8%
Diversified Financial	1.8%
Media	1.7%
Engineering & Construction	1.7%
Household Products	1.6%
Apparel	1.6%
Manufacturing	1.4%
Foods	1.4%
Gas	1.4%
Metal Fabricate & Hardware	1.3%
Automotive & Parts	1.3%
Electrical Components & Equipment	1.3%
Banks	1.2%
Mining	1.1%
Aerospace & Defense	1.1%
Savings & Loans	1.1%
Oil & Gas Services	1.0%
Environmental Controls	1.0%

Forest Products & Paper	0.9%
Iron & Steel	0.8%
Office Furnishings	0.6%
Agriculture	0.6%
Packaging & Containers	0.5%
Toys, Games & Hobbies	0.5%
Home Furnishing	0.5%
Biotechnology	0.4%
Cosmetics & Personal Care	0.4%
Leisure Time	0.4%
Entertainment	0.4%
Office Equipment/Supplies	0.3%
Airlines	0.3%
Building Materials	0.3%
Home Builders	0.3%
Advertising	0.3%
Medical Supplies	0.3%
Lodging	0.3%
Pipelines	0.3%
Housewares	0.2%
Communications	0.2%
Beverages	0.2%
Real Estate	0.2%
Industrial — Distribution	0.2%
Energy	0.1%
Energy — Alternate Sources	0.1%
Hand & Machine Tools	0.1%
Investment Companies	0.1%
Prepackaged Software	0.1%
Machinery — Construction & Mining	0.1%
Auto Manufacturers	0.1%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
100.0%

MML Small Cap Equity Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Emcor Group, Inc.	0.4%
Ohio Casualty Corp.	0.4%
Arris Group, Inc.	0.4%
Infrasource Services, Inc.	0.4%
Chemed Corp.	0.4%
Deluxe Corp.	0.4%
Tenneco, Inc.	0.4%
Landamerica Financial Group, Inc.	0.4%
Priceline.com, Inc.	0.4%
Watson Wyatt Worldwide, Inc. Cl. A	0.4%

10

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 6/1/98 - 6/30/07
MML Small Cap Equity Fund	9.88%	17.08%	10.23%	5.43%
Russell 2000 Index	6.46%	16.44%	13.88%	8.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

11

MML Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MML Small Company Opportunities Fund – and who is the Fund's sub-adviser?  The Fund's investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser, OppenheimerFunds, Inc. (OFI), to be realistically valued.

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 5.86%, trailing the 6.46% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

What was the investment background during the period?  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?  Stock selection drove the Fund's performance in the first quarter, with five of the top 10 positions each reporting a total return in excess of 35%. The portfolio's top five stocks in the first quarter came from the energy, health care, industrials and financials sectors. The portfolio acquired four new positions and liquidated six during this time frame. Among the additions, Balchem is a manufacturer and marketer of products used in the preparation and sterilization of foods, animal feed and medical devices. The company also dominates the nutritional supplement market for the poultry and swine industries. Of the names removed, three had reached their target prices. The fourth, sensor-maker Measurement Specialties, was sold because of a change in management.

The portfolio posted strong performances by companies from a range of economic sectors throughout the second quarter. Among the largest contributors to returns were high-tech optical equipment producer Axsys Technologies and Columbus McKinnon, a leading designer and manufacturer of material handling products. On the downside, II-VI and I2 Technologies, the portfolio's biggest detractors, represent, respectively, a manufacturer of electro-optical equipment used in infrared devices, and a software company offering supply chain management to non-retail companies. Both companies slipped on a reduction in earnings estimates – detracting 0.52% each from the Fund's relative returns.

What is your outlook?  The U.S. economy continues to demonstrate resilience. The Institute for Supply Management (ISM) Manufacturing Index climbed well into the 50's, signaling a strong manufacturing economy. (ISM Manufacturing Index readings above 50 indicate manufacturing sector expansion.) Some of this strength may be due to restocking of capital goods, given an inventory correction in the prior six months. Yet global strength and the decline in the dollar may indicate increased demand for American-made goods from non-U.S. sources. In addition, the Non-Manufacturing ISM has risen for the past three months, another good sign. Unemployment remains at 4.5% and wage growth is at approximately 4%. The only weak spot is the consumer, but that is mainly from the mortgage market. Consumer-credit demand has continued to rise, as measured by credit card usage. Overall, the economy is strong and, in our opinion, should report close to 3% growth for 2007.

12

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MML Small Company Opportunities Fund Industry Table (% of Net Assets) on 6/30/07

Commercial Services	13.0%
Investment Companies	8.8%
Banks	8.0%
Electronics	7.9%
Software	6.5%
Health Care — Services	4.8%
Retail	4.7%
Machinery — Diversified	3.9%
Computers	3.9%
Internet	3.5%
Manufacturing	3.4%
Transportation	3.3%
Oil & Gas Services	3.2%
Insurance	2.6%
Health Care — Products	2.2%

Telecommunications	2.0%
Chemicals	1.9%
Leisure Time	1.6%
Diversified Financial	1.4%
Entertainment	1.2%
Heavy Construction	1.1%
Media	1.0%
Apparel	0.8%
Total Long-Term Investments	90.7%
Short-Term Investments and Other Assets and Liabilities	9.3%
100.0%

MML Small Company Opportunities Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
iShares Russell 2000 Index Fund	4.4%
iShares S&P SmallCap 600 Index Fund	4.4%
Axsys Technologies, Inc.	2.3%
PDF Solutions, Inc.	2.2%
Movado Group, Inc.	2.1%
Forrester Research, Inc.	2.1%
RPC, Inc.	2.0%
Raven Industries, Inc.	2.0%
EMS Technologies, Inc.	2.0%
On Assignment, Inc.	1.9%

13

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/1/01 - 6/30/07
MML Small Company Opportunities Fund	5.86%	14.24%	15.01%	14.89%
Russell 2000 Index	6.46%	16.44%	13.88%	10.55%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

14

MML Inflation-Protected Bond Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Principal Amount	Market Value
BONDS & NOTES — 97.2%
CORPORATE DEBT — 31.8%
Commercial Banks – Non US — 1.4%
Barclays Bank PLC FRN 4.530% 03/17/2008	$2,500,000	$2,461,950
Barclays Financial LLC FRN 3.780% 04/19/2008	1,200,000	1,171,308
		3,633,258
Finance – Auto Loans — 4.1%
Toyota Motor Credit Corp. FRN 3.790% 07/28/2008	2,104,000	2,045,362
Toyota Motor Credit Corp. FRN 5.030% 02/05/2016	7,930,000	7,551,977
Toyota Motor Credit Corp., Series B FRN 4.280% 01/18/2015	1,600,000	1,422,176
		11,019,515
Finance – Commercial — 3.2%
CIT Group, Inc. FRN 4.420% 03/15/2017	4,880,000	4,130,627
CIT Group, Inc. FRN 4.770% 12/14/2016	4,963,000	4,422,182
		8,552,809
Finance – Consumer Loans — 5.6%
HSBC Finance Corp. FRN 3.680% 03/10/2009	2,000,000	1,906,720
HSBC Finance Corp. FRN 4.260% 02/10/2011	500,000	462,460
HSBC Finance Corp. FRN 4.690% 01/10/2014	1,926,000	1,750,079
HSBC Finance Corp. FRN 4.770% 11/10/2013	1,110,000	1,026,073
HSBC Finance Corp. FRN 4.880% 12/10/2013	2,065,000	1,914,110
SLM Corp. FRN 4.900% 11/21/2013	3,818,000	3,131,104
SLM Corp. FRN 4.930% 02/01/2014	3,010,000	2,460,886
SLM Corp. FRN 5.080% 11/01/2013	2,032,000	1,689,263
SLM Corp., Series A FRN 4.060% 02/01/2010	879,000	807,968
		15,148,663

	Principal Amount	Market Value
Finance – Investment Banker/Broker — 11.3%
JP Morgan Chase & Co., Series C FRN 4.300% 06/28/2009	$4,493,000	$4,367,645
Lehman Brothers Holdings, Inc. FRN 4.580% 02/17/2015	1,300,000	1,145,352
Lehman Brothers Holdings, Inc., Series G FRN 4.780% 05/12/2014	7,195,000	6,615,083
Merrill Lynch & Co., Inc. FRN 3.939% 03/02/2009	4,330,000	4,147,101
Merrill Lynch & Co., Inc. FRN 4.170% 11/03/2016	1,275,000	1,028,058
Merrill Lynch & Co., Inc. FRN 4.830% 05/05/2014	1,000,000	906,290
Merrill Lynch & Co., Inc., Series C FRN 4.170% 02/10/2011	1,080,000	1,005,145
Morgan Stanley FRN 4.320% 02/01/2011	2,807,000	2,615,815
Morgan Stanley FRN 4.780% 05/01/2014	1,525,000	1,390,190
Morgan Stanley FRN 4.780% 03/01/2016	1,200,000	1,067,472
Morgan Stanley FRN 4.880% 12/01/2017	1,000,000	868,310
Morgan Stanley Series C FRN 5.130% 11/01/2013	5,368,000	5,116,885
		30,273,346
Life/Health Insurance — 3.4%
Hartford Life Global Funding Trusts FRN 3.960% 03/15/2010	2,690,000	2,522,736
Pacific Life Global Funding FRN(a) 4.959% 02/06/2016	4,000,000	3,727,800
Principal Life Income Funding Trusts FRN 4.180% 03/01/2012	1,063,000	964,396
Principal Life Income Funding Trusts FRN 4.660% 04/01/2016	2,189,000	1,920,256
		9,135,188

	Principal Amount	Market Value
Special Purpose Entity — 1.5%
KFW FRN 4.630% 03/03/2008	$4,000,000	$3,936,160
Supranational Bank — 1.3%
International Bank for Reconstruction & Development FRN 3.890% 12/10/2013	3,943,000	3,596,292
TOTAL CORPORATE DEBT (Cost $90,278,943)		85,295,231
U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.8%
U.S. Government Agencies Pass-Through Securities
Federal Home Loan Bank 4.500% 09/16/2013	5,750,000	5,487,643
FHLMC 5.125% 10/18/2016	8,500,000	8,294,337
FNMA FRN 3.919% 02/17/2009	18,485,000	17,799,946
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $32,455,582)		31,581,926
U.S. TREASURY OBLIGATIONS — 53.6%
U.S. Government Agencies
U.S. Treasury Inflation Index 0.875% 04/15/2010	10,572,785	10,039,917
U.S. Treasury Inflation Index 1.625% 01/15/2015	6,691,984	6,219,237
U.S. Treasury Inflation Index 1.875% 07/15/2013	7,289,093	6,990,878
U.S. Treasury Inflation Index 1.875% 07/15/2015	5,889,566	5,565,787
U.S. Treasury Inflation Index 2.000% 04/15/2012	2,967,791	2,879,221
U.S. Treasury Inflation Index 2.000% 01/15/2014	7,832,361	7,527,046
U.S. Treasury Inflation Index 2.000% 07/15/2014	7,140,570	6,854,725

(Continued)

The accompanying notes are an integral part of the financial statements.

15

MML Inflation-Protected Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Inflation Index 2.000% 01/15/2016	$5,725,005	$5,437,824
U.S. Treasury Inflation Index 2.000% 01/15/2026	5,756,232	5,209,534
U.S. Treasury Inflation Index 2.375% 04/15/2011	6,016,171	5,949,899
U.S. Treasury Inflation Index 2.375% 01/15/2017	5,695,998	5,562,124
U.S. Treasury Inflation Index 2.375% 01/15/2025	9,951,862	9,564,485
U.S. Treasury Inflation Index 2.375% 01/15/2027	3,365,351	3,230,737
U.S. Treasury Inflation Index 2.500% 07/15/2016	6,874,560	6,801,604
U.S. Treasury Inflation Index 3.000% 07/15/2012	9,381,912	9,560,022
U.S. Treasury Inflation Index 3.375% 01/15/2012	2,169,928	2,239,263
U.S. Treasury Inflation Index 3.375% 04/15/2032	1,652,781	1,902,402
U.S. Treasury Inflation Index 3.500% 01/15/2011	3,958,745	4,074,415
U.S. Treasury Inflation Index 3.625% 01/15/2008	6,649,760	6,653,709
U.S. Treasury Inflation Index 3.625% 04/15/2028	7,529,919	8,721,387
U.S. Treasury Inflation Index 3.875% 01/15/2009	7,268,700	7,383,750
U.S. Treasury Inflation Index 3.875% 04/15/2029	8,627,383	10,406,511
U.S. Treasury Inflation Index 4.250% 01/15/2010	5,083,713	5,277,530
		144,052,007
TOTAL U.S. TREASURY OBLIGATIONS (Cost $151,172,032)		144,052,007
TOTAL BONDS & NOTES (Cost $273,906,557)		260,929,164

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 2.0%
Financial Services — 0.4%
MBIA Global Funding LLC(a) 6.080% 02/02/2008	$1,000,000	$1,000,000
Repurchase Agreements — 1.6%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.5%, due 7/02/2007(b)	4,487,626	4,487,626
TOTAL SHORT-TERM INVESTMENTS (Cost $5,487,626)		5,487,626
TOTAL INVESTMENTS — 99.2% (Cost $279,394,183)(c)		266,416,790
Other Assets/ (Liabilities) — 0.8%		2,016,548
NET ASSETS — 100.0%		$268,433,338

Notes to Portfolio of Investments

FRN - Floating Rate Note

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities amounted to a value of $4,727,800 or 1.8% of net assets.

(b)  Maturity value $4,488,935. Collateralized by a U.S. Government Agency obligation with a rate of 8.25%, maturity date of 9/25/2028, and an aggregate market value, including accrued interest, of $4,712,007.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

16

MML Enhanced Index Core Equity Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.8%
COMMON STOCK — 99.8%
Advertising — 0.2%
Omnicom Group, Inc.	1,400	$74,088
Aerospace & Defense — 2.8%
Boeing Co.	2,400	230,784
General Dynamics Corp.	1,400	109,508
L-3 Communications Holdings, Inc.	1,400	136,346
Lockheed Martin Corp.	2,700	254,151
Northrop Grumman Corp.	1,600	124,592
Raytheon Co.	3,400	183,226
Rockwell Collins, Inc.	500	35,320
United Technologies Corp.	3,400	241,162
		1,315,089
Agriculture — 1.5%
Altria Group, Inc.	8,800	617,232
Reynolds American, Inc.(a)	700	45,640
UST, Inc.	800	42,968
		705,840
Airlines — 0.0%
Southwest Airlines Co.	200	2,982
Apparel — 0.2%
Coach, Inc.(b)	100	4,739
Nike, Inc. Cl. B	1,200	69,948
Polo Ralph Lauren Corp.	200	19,622
VF Corp.	200	18,316
		112,625
Auto Manufacturers — 0.3%
Ford Motor Co.(a)	6,500	61,230
General Motors Corp.	1,400	52,920
Paccar, Inc.	100	8,704
		122,854
Automotive & Parts — 0.2%
Genuine Parts Co.	200	9,920
Johnson Controls, Inc.	600	69,462
		79,382
Banks — 5.3%
Bank of America Corp.	15,551	760,288
The Bank of New York Co., Inc.	2,000	82,880
BB&T Corp.	1,300	52,884
Capital One Financial Corp.	1,035	81,185
Comerica, Inc.	600	35,682
Compass Bancshares, Inc.	200	13,796
Fifth Third Bancorp	2,300	91,471

	Number of Shares	Market Value
First Horizon National Corp.	300	$11,700
Huntington Bancshares, Inc.(a)	700	15,918
KeyCorp(a)	1,000	34,330
M&T Bank Corp.	200	21,380
Marshall and Ilsley Corp.	600	28,578
Mellon Financial Corp.	600	26,400
National City Corp.(a)	1,600	53,312
Northern Trust Corp.	300	19,272
PNC Financial Services Group, Inc.	1,400	100,212
Regions Financial Corp.(a)	2,947	97,546
State Street Corp.	500	34,200
SunTrust Banks, Inc.	900	77,166
Synovus Financial Corp.	800	24,560
U.S. Bancorp(a)	4,900	161,455
Wachovia Corp.	5,199	266,449
Wells Fargo & Co.	10,800	379,836
Zions Bancorp	300	23,073
		2,493,573
Beverages — 1.3%
Anheuser-Busch Cos., Inc.	2,500	130,400
The Coca-Cola Co.	300	15,693
Coca-Cola Enterprises, Inc.(a)	1,600	38,400
Molson Coors Brewing Co. Cl. B	200	18,492
The Pepsi Bottling Group, Inc.	800	26,944
PepsiCo, Inc.	5,700	369,645
		599,574
Biotechnology — 0.2%
Biogen Idec, Inc.(b)	1,500	80,250
Celgene Corp.(b)	100	5,733
		85,983
Building Materials — 0.1%
American Standard Cos., Inc.	400	23,592
Masco Corp.	1,700	48,399
		71,991
Chemicals — 1.3%
Air Products & Chemicals, Inc.	600	48,222
Ashland, Inc.	400	25,580
The Dow Chemical Co.	2,900	128,238
Du Pont (E.I.) de Nemours & Co.	2,800	142,352
Eastman Chemical Co.	200	12,866
International Flavors & Fragrances, Inc.	300	15,642

	Number of Shares	Market Value
Monsanto Co.	2,500	$168,850
The Sherwin-Williams Co.	700	46,529
Sigma-Aldrich Corp.	500	21,335
		609,614
Commercial Services — 1.0%
Apollo Group, Inc. Cl. A(b)	200	11,686
Convergys Corp.(b)	2,900	70,296
Donnelley (R.R.) & Sons Co.	900	39,159
Equifax, Inc.	600	26,652
McKesson Corp.	2,400	143,136
Monster Worldwide, Inc.(b)	100	4,110
Moody's Corp.	1,900	118,180
Robert Half International, Inc.	100	3,650
Western Union	3,300	68,739
		485,608
Computers — 5.9%
Affiliated Computer Services, Inc. Cl. A(b)	200	11,344
Apple, Inc.(b)	5,900	720,036
Computer Sciences Corp.(b)	700	41,405
Dell, Inc.(b)	7,500	214,125
Electronic Data Systems Corp.	2,800	77,644
EMC Corp.(b)	9,900	179,190
Hewlett-Packard Co.	14,600	651,452
International Business Machines Corp.	7,100	747,275
Lexmark International, Inc. Cl. A(b)	600	29,586
NCR Corp.(b)	500	26,270
Network Appliance, Inc.(b)	1,000	29,200
SanDisk Corp.(b)	100	4,894
Sun Microsystems, Inc.(b)	9,100	47,866
		2,780,287
Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	900	58,365
The Estee Lauder Cos., Inc. Cl. A	400	18,204
The Procter & Gamble Co.	11,492	703,195
		779,764
Diversified Financial — 10.1%
American Express Co.	3,200	195,776
Ameriprise Financial, Inc.	560	35,599
The Bear Stearns Cos., Inc.	400	56,000
The Charles Schwab Corp.	200	4,104
Chicago Mercantile Exchange Holdings, Inc.(a)	100	53,436
CIT Group, Inc.	1,100	60,313

(Continued)

The accompanying notes are an integral part of the financial statements.

17

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Citigroup, Inc.	17,100	$877,059
Countrywide Financial Corp.(a)	2,398	87,167
E*TRADE Financial Corp.(b)	1,100	24,299
Fannie Mae	5,100	333,183
Federated Investors, Inc. Cl. B	200	7,666
Franklin Resources, Inc.	400	52,988
Freddie Mac	1,800	109,260
The Goldman Sachs Group, Inc.	2,400	520,200
JP Morgan Chase & Co.	17,700	857,565
Janus Capital Group, Inc.(a)	500	13,920
Legg Mason, Inc.	100	9,838
Lehman Brothers Holdings, Inc.(a)	3,800	283,176
Merrill Lynch & Co., Inc.	6,100	509,838
Morgan Stanley	7,100	595,548
SLM Corp.	1,100	63,338
T. Rowe Price Group, Inc.	100	5,189
		4,755,462
Electric — 3.4%
AES Corp.(b)	100	2,188
Ameren Corp.	900	44,109
American Electric Power Co., Inc.	1,200	54,048
CenterPoint Energy, Inc.	2,400	41,760
Consolidated Edison, Inc.(a)	2,000	90,240
Constellation Energy Group, Inc.	500	43,585
Dominion Resources, Inc.	1,000	86,310
DTE Energy Co.	900	43,398
Duke Energy Corp.	7,724	141,349
Edison International	2,500	140,300
Entergy Corp.	600	64,410
Exelon Corp.	2,100	152,460
FirstEnergy Corp.	1,300	84,149
FPL Group, Inc.	1,800	102,132
PG&E Corp.	2,200	99,660
Pinnacle West Capital Corp.	600	23,910
PPL Corp.	900	42,111
Progress Energy, Inc.	1,500	68,385
Public Service Enterprise Group, Inc.	700	61,446
Southern Co.(a)	4,600	157,734
Teco Energy, Inc.	700	12,026
Xcel Energy, Inc.(a)	3,400	69,598
		1,625,308

	Number of Shares	Market Value
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	1,500	$70,200
Molex, Inc.	100	3,001
		73,201
Electronics — 0.5%
Agilent Technologies, Inc.(b)	2,400	92,256
Applera Corp. - Applied Biosystems Group	700	21,378
Jabil Circuit, Inc.	100	2,207
PerkinElmer, Inc.	400	10,424
Tektronix, Inc.	500	16,870
Thermo Fisher Scientific, Inc.(b)	1,900	98,268
		241,403
Engineering & Construction — 0.0%
Fluor Corp.	100	11,137
Environmental Controls — 0.5%
Allied Waste Industries, Inc.(b)	1,900	25,574
Waste Management, Inc.	5,500	214,775
		240,349
Foods — 2.0%
Campbell Soup Co.	800	31,048
ConAgra Foods, Inc.	1,400	37,604
Dean Foods Co.	4,600	146,602
General Mills, Inc.	1,200	70,104
Heinz (H. J.) Co.	1,200	56,964
The Hershey Co.	400	20,248
Kellogg Co.	1,200	62,148
The Kroger Co.	8,300	233,479
Safeway, Inc.	2,100	71,463
Sara Lee Corp.	3,600	62,640
SuperValu, Inc.	1,300	60,216
Tyson Foods, Inc. Cl. A	3,200	73,728
Wrigley (Wm.) Jr. Co.	400	22,124
		948,368
Forest Products & Paper — 0.3%
International Paper Co.	2,000	78,100
MeadWestvaco Corp.	300	10,596
Temple-Inland, Inc.	1,000	61,530
Weyerhaeuser Co.	100	7,893
		158,119
Gas — 0.6%
KeySpan Corp.	400	16,792
Nicor, Inc.(a)	2,000	85,840
NiSource, Inc.	1,400	28,994
Sempra Energy	2,300	136,229
		267,855

	Number of Shares	Market Value
Hand & Machine Tools — 0.3%
The Black & Decker Corp.	1,100	$97,141
Snap-on, Inc.	200	10,102
The Stanley Works	800	48,560
		155,803
Health Care – Products — 2.3%
Bard (C.R.), Inc.	100	8,263
Bausch & Lomb, Inc.	100	6,944
Baxter International, Inc.	3,100	174,654
Becton, Dickinson & Co.	400	29,800
Boston Scientific Corp.(b)	200	3,068
Johnson & Johnson	11,400	702,468
Medtronic, Inc.	2,000	103,720
St. Jude Medical, Inc.(b)	500	20,745
Zimmer Holdings, Inc.(b)	700	59,423
		1,109,085
Health Care – Services — 1.2%
Aetna, Inc.	3,400	167,960
Coventry Health Care, Inc.(b)	350	20,178
Humana, Inc.(b)	400	24,364
Laboratory Corp. of America Holdings(a) (b)	500	39,130
Manor Care, Inc.(a)	100	6,529
UnitedHealth Group, Inc.	3,300	168,762
WellPoint, Inc.(b)	1,500	119,745
		546,668
Home Builders — 0.3%
Centex Corp.	1,200	48,120
KB Home	1,400	55,118
Lennar Corp. Cl. A(a)	1,300	47,528
		150,766
Home Furnishing — 0.2%
Whirlpool Corp.	900	100,080
Household Products — 0.4%
The Clorox Co.	1,100	68,310
Fortune Brands, Inc.	100	8,237
Kimberly-Clark Corp.	1,600	107,024
		183,571
Housewares — 0.1%
Newell Rubbermaid, Inc.	900	26,487
Industrial – Distribution — 0.1%
W.W. Grainger, Inc.(a)	400	37,220
Insurance — 7.1%
ACE Ltd.	2,300	143,796
AFLAC, Inc.	1,300	66,820
Allstate Corp.	3,100	190,681
Ambac Financial Group, Inc.	400	34,876

(Continued)

The accompanying notes are an integral part of the financial statements.

18

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
American International Group, Inc.	12,500	$875,375
Aon Corp.	1,600	68,176
Assurant, Inc.	1,200	70,704
Chubb Corp.	2,700	146,178
Cigna Corp.	2,200	114,884
Cincinnati Financial Corp.	1,420	61,628
Genworth Financial, Inc. Cl. A	1,300	44,720
The Hartford Financial Services Group, Inc.	1,700	167,467
Lincoln National Corp.	1,469	104,226
Loews Corp.	1,700	86,666
Marsh & McLennan Cos., Inc.	1,500	46,320
MBIA, Inc.(a)	1,000	62,220
Metlife, Inc.	4,200	270,816
MGIC Investment Corp.(a)	300	17,058
Progressive Corp.	2,000	47,860
Prudential Financial, Inc.	2,800	272,244
Safeco Corp.	300	18,678
Torchmark Corp.	900	60,300
St. Paul Travelers Companies	4,430	237,005
Unum Group	1,600	41,776
XL Capital Ltd. Cl. A	1,400	118,006
		3,368,480
Internet — 0.9%
Amazon.com, Inc.(a) (b)	1,400	95,774
eBay, Inc.(b)	2,200	70,796
Google, Inc. Cl. A(b)	200	104,676
IAC/InterActiveCorp(b)	1,000	34,610
Symantec Corp.(b)	3,600	72,720
VeriSign, Inc.(b)	1,100	34,903
Yahoo!, Inc.(b)	500	13,565
		427,044
Iron & Steel — 0.6%
Allegheny Technologies, Inc.	200	20,976
Nucor Corp.	1,600	93,840
United States Steel Corp.	1,600	174,000
		288,816
Lodging — 0.2%
Hilton Hotels Corp.	100	3,347
Marriott International, Inc. Cl. A	600	25,944
Starwood Hotels & Resorts Worldwide, Inc.	600	40,242
Wyndham Worldwide Corp.(b)	540	19,580
		89,113

	Number of Shares	Market Value
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	2,000	$156,600
Terex Corp.(b)	200	16,260
		172,860
Machinery – Diversified — 0.3%
Cummins, Inc.	300	30,363
Deere & Co.	400	48,296
Rockwell Automation, Inc.	700	48,608
		127,267
Manufacturing — 4.5%
Cooper Industries Ltd. Cl. A	800	45,672
Danaher Corp.	1,100	83,050
Dover Corp.	600	30,690
Eastman Kodak Co.(a)	900	25,047
Eaton Corp.(a)	700	65,100
General Electric Co.	27,600	1,056,528
Honeywell International, Inc.	6,000	337,680
Illinois Tool Works, Inc.	100	5,419
Ingersoll-Rand Co. Ltd. Cl. A	100	5,482
ITT Corp.	900	61,452
Leggett & Platt, Inc.	400	8,820
Pall Corp.	400	18,396
Parker Hannifin Corp.	1,600	156,656
Tyco International Ltd.	6,200	209,498
		2,109,490
Media — 3.9%
CBS Corp. Cl. B	4,500	149,940
Clear Channel Communications, Inc.	3,800	143,716
Comcast Corp. Cl. A(b)	5,700	160,284
The DIRECTV Group, Inc.(b)	2,400	55,464
Dow Jones & Co., Inc.	300	17,235
Gannett Co., Inc.	1,100	60,445
The McGraw-Hill Companies, Inc.	2,300	156,584
Meredith Corp.	2,500	154,000
The Scripps (E.W.) Co. Cl. A	200	9,138
Time Warner, Inc.	14,100	296,664
Tribune Co.	500	14,700
Viacom, Inc. Cl. B(b)	2,800	116,564
The Walt Disney Co.	14,300	488,202
		1,822,936
Mining — 0.4%
Alcoa, Inc.	200	8,106
Freeport-McMoran Copper & Gold, Inc.	1,869	154,791
Vulcan Materials Co.(a)	300	34,362
		197,259

	Number of Shares	Market Value
Office Equipment/Supplies — 0.3%
Xerox Corp.(b)	7,500	$138,600
Oil & Gas — 9.0%
Anadarko Petroleum Corp.	700	36,393
Chesapeake Energy Corp.	100	3,460
Chevron Corp.	7,621	641,993
ConocoPhillips	6,632	520,612
Devon Energy Corp.	100	7,829
ENSCO International, Inc.	800	48,808
EOG Resources, Inc.	100	7,306
Exxon Mobil Corp.	24,200	2,029,896
Marathon Oil Corp.	4,200	251,832
Nabors Industries Ltd.(a) (b)	100	3,338
Occidental Petroleum Corp.	3,900	225,732
Sunoco, Inc.	300	23,904
Transocean, Inc.(b)	2,600	275,548
Valero Energy Corp.	2,400	177,264
XTO Energy, Inc.	100	6,010
		4,259,925
Oil & Gas Services — 0.9%
BJ Services Co.	100	2,844
Halliburton Co.	1,100	37,950
National Oilwell Varco, Inc.(b)	3,500	364,840
Schlumberger Ltd.	100	8,494
Weatherford International Ltd.(b)	100	5,524
		419,652
Packaging & Containers — 0.4%
Ball Corp.	500	26,585
Bemis Co., Inc.	300	9,954
Pactiv Corp.(b)	4,800	153,072
Sealed Air Corp.	400	12,408
		202,019
Pharmaceuticals — 6.4%
Abbott Laboratories	6,600	353,429
AmerisourceBergen Corp.	1,500	74,205
Bristol-Myers Squibb Co.	6,100	192,516
Cardinal Health, Inc.	700	49,448
Eli Lilly & Co.	3,100	173,228
Express Scripts, Inc.(b)	2,200	110,022
Forest Laboratories, Inc.(b)	3,100	141,515
King Pharmaceuticals, Inc.(b)	1,200	24,552
Medco Health Solutions, Inc.(b)	1,900	148,181
Merck & Co., Inc.	6,900	343,620
Pfizer, Inc.	37,500	958,875
Schering-Plough Corp.	4,600	140,024

(Continued)

The accompanying notes are an integral part of the financial statements.

19

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Watson Pharmaceutical, Inc.(b)	2,700	$87,831
Wyeth	4,200	240,828
		3,038,274
Pipelines — 0.0%
El Paso Corp.	200	3,446
The Williams Cos., Inc.	100	3,162
		6,608
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(b)	500	18,250
Real Estate Investment Trusts (REITS) — 0.2%
Equity Residential REIT	400	18,252
Host Hotels & Resorts, Inc. REIT(a)	1,300	30,056
Kimco Realty Corp.	700	26,649
ProLogis	700	39,830
		114,787
Retail — 4.5%
AutoNation, Inc.(b)	800	17,952
AutoZone, Inc.(b)	1,600	218,592
Best Buy Co., Inc.	1,150	53,671
Big Lots, Inc.(a) (b)	8,600	253,012
Circuit City Stores, Inc.	100	1,508
Costco Wholesale Corp.	1,400	81,928
CVS Caremark Corp.	537	19,574
Darden Restaurants, Inc.	400	17,596
Dollar General Corp.	1,400	30,688
Family Dollar Stores, Inc.	1,000	34,320
The Gap, Inc.	1,400	26,740
The Home Depot, Inc.	100	3,935
J.C. Penney Co., Inc.	100	7,238
Kohl's Corp.(b)	1,600	113,648
Lowe's Companies, Inc.(a)	100	3,069
Macy's, Inc.	3,186	126,739
McDonald's Corp.	7,100	360,396
Nordstrom, Inc.	700	35,784
Office Depot, Inc.(b)	100	3,030
OfficeMax, Inc.	300	11,790
RadioShack Corp.(a)	7,700	255,178
Staples, Inc.	100	2,373
The TJX Cos., Inc.	2,700	74,250
Walgreen Co.	2,800	121,912
Wal-Mart Stores, Inc.	1,800	86,598
Wendy's International, Inc.	2,200	80,850
Yum! Brands, Inc.	2,400	78,528
		2,120,899
Savings & Loans — 0.2%
Sovereign Bancorp, Inc.(a)	800	16,912
Washington Mutual, Inc.	2,381	101,526
		118,438

	Number of Shares	Market Value
Semiconductors — 2.5%
Advanced Micro Devices, Inc.(a) (b)	100	$1,430
Altera Corp.	900	19,917
Analog Devices, Inc.	800	30,112
Applied Materials, Inc.	8,600	170,882
Broadcom Corp. Cl. A(b)	200	5,850
Intel Corp.	9,900	235,224
KLA-Tencor Corp.	900	49,455
LSI Corp.(b)	1,400	10,514
Maxim Integrated Products, Inc.	400	13,364
MEMC Electronic Materials, Inc.(b)	700	42,784
Micron Technology, Inc.(a) (b)	200	2,506
National Semiconductor Corp.(a)	2,600	73,502
Novellus Systems, Inc.(a) (b)	400	11,348
Nvidia Corp.(b)	2,200	90,882
QLogic Corp.(b)	400	6,660
Teradyne, Inc.(a) (b)	11,300	198,654
Texas Instruments, Inc.	4,900	184,387
Xilinx, Inc.	1,400	37,478
		1,184,949
Software — 4.6%
Adobe Systems, Inc.(b)	1,400	56,210
Autodesk, Inc.(b)	1,200	56,496
Automatic Data Processing, Inc.	2,300	111,481
BMC Software, Inc.(b)	600	18,180
CA, Inc.	1,106	28,568
Citrix Systems, Inc.(b)	100	3,367
Compuware Corp.(b)	12,500	148,250
Electronic Arts, Inc.(b)	100	4,732
Fidelity National Information Services, Inc.	400	21,712
First Data Corp.	2,200	71,874
Fiserv, Inc.(b)	450	25,560
IMS Health, Inc.	400	12,852
Intuit, Inc.(b)	900	27,072
Microsoft Corp.	37,400	1,102,178
Novell, Inc.(b)	10,000	77,900
Oracle Corp.(b)	19,731	388,898
		2,155,330
Telecommunications — 6.3%
ADC Telecommunications, Inc.(b)	900	16,497
Alltel Corp.	1,700	114,835
AT&T, Inc.	20,775	862,163
Avaya, Inc.(b)	4,300	72,412
CenturyTel, Inc.	2,500	122,625
Cisco Systems, Inc.(b)	22,200	618,270

	Number of Shares	Market Value
Citizens Communications Co.(a)	7,800	$119,106
Corning, Inc.(b)	1,300	33,215
Embarq Corp.	1,874	118,755
Juniper Networks, Inc.(b)	2,600	65,442
Motorola, Inc.	1,200	21,240
Qualcomm, Inc.	3,500	151,865
Qwest Communications International, Inc.(a) (b)	13,100	127,070
Sprint Nextel Corp.	7,600	157,396
Tellabs, Inc.(b)	100	1,076
Verizon Communications, Inc.	7,800	321,126
Windstream Corp.	2,100	30,996
		2,954,089
Textiles — 0.0%
Cintas Corp.	200	7,886
Toys, Games & Hobbies — 0.3%
Hasbro, Inc.	1,600	50,256
Mattel, Inc.	3,700	93,573
		143,829
Transportation — 1.4%
Burlington Northern Santa Fe Corp.	1,300	110,682
C.H. Robinson Worldwide, Inc.	800	42,016
CSX Corp.	1,800	81,144
Norfolk Southern Corp.	4,300	226,051
Ryder System, Inc.(a)	200	10,760
Union Pacific Corp.	1,700	195,755
		666,408
TOTAL EQUITIES (Cost $43,955,359)		47,103,344
	Principal Amount
SHORT-TERM INVESTMENTS — 7.2%
Cash Equivalents — 6.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$41,993	41,993
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	104,983	104,983
American Beacon Money Market Fund(c)	117,786	117,786
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	78,737	78,737
Bank of America 5.270% 07/06/2007	104,983	104,983

(Continued)

The accompanying notes are an integral part of the financial statements.

20

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.270% 07/16/2007	$20,997	$20,997
Bank of America 5.270% 08/17/2007	26,246	26,246
Bank of America 5.300% 09/17/2007	52,491	52,491
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	104,983	104,983
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	26,246	26,246
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	20,997	20,997
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	15,747	15,747
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	99,734	99,734
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	57,740	57,740
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	104,983	104,983
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	20,997	20,997
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	52,491	52,491
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	15,747	15,747
BGI Institutional Money Market Fund(c)	68,239	68,239
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	157,474	157,474
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	52,491	52,491
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	157,474	157,474
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	104,983	104,983
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	104,983	104,983
Dreyfus Institutional Cash Advantage Money Market Fund(c)	31,495	31,495

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	$7,786	$7,786
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	26,246	26,246
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	26,246	26,246
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	36,744	36,744
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	26,246	26,246
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	20,997	20,997
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	52,491	52,491
Freddie Mac Discount Note 5.155% 07/16/2007	9,912	9,912
Freddie Mac Discount Note 5.185% 07/09/2007	5,175	5,175
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	47,242	47,242
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	52,491	52,491
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	52,383	52,383
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	78,737	78,737
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	104,983	104,983
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	157,470	157,470
Reserve Primary Money Market Fund(c)	104,220	104,220
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	104,983	104,983
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	26,246	26,246
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	104,983	104,983

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	$15,747	$15,747
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	17,635	17,635
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	73,488	73,488
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	104,983	104,983
Vanguard Prime Money Market Fund(c)	52,491	52,491
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	28,345	28,345
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	104,983	104,983
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	52,491	52,491
		3,240,764
Repurchase Agreements — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	161,692	161,692
TOTAL SHORT-TERM INVESTMENTS (Cost $3,402,456)		3,402,456
TOTAL INVESTMENTS — 107.0% (Cost $47,357,815)(f)		50,505,800
Other Assets/ (Liabilities) — (7.0%)		(3,322,632)
NET ASSETS — 100.0%		$47,183,168

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $161,739. Collateralized by a U.S. Government Agency Obligation with a rate of 7.25%, maturity date of 4/25/2016, and an aggregate market value, including accrued interest, of $169,777.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

21

MML Small Cap Equity Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.6%
COMMON STOCK — 98.6%
Advertising — 0.3%
Catalina Marketing Corp.	497	$15,655
Gaiam, Inc. Cl. A(a) (b)	600	10,938
Getty Images, Inc.(a)	2,100	100,401
Greenfield Online, Inc.(a)	300	4,773
inVentiv Health, Inc.(a)	400	14,644
RH Donnelley Corp.(a) (b)	1,200	90,936
ValueVision Media, Inc. Cl. A(a)	300	3,396
		240,743
Aerospace & Defense — 1.1%
Aerovironment, Inc.(a)	500	10,305
Alliant Techsystems, Inc.(a)	900	89,235
Armor Holdings, Inc.(a)	1,344	116,753
BE Aerospace, Inc.(a) (b)	1,600	66,080
Curtiss-Wright Corp.	4,700	219,067
DRS Technologies, Inc.	200	11,454
Ducommun, Inc.(a)	300	7,719
EDO Corp.(b)	900	29,583
Innovative Solutions & Support, Inc.(a)	1,200	27,864
Kaman Corp.	1,012	31,564
Orbital Sciences Corp.(a) (b)	12,729	267,436
Sequa Corp. Cl. A(a)	800	89,600
United Industrial Corp.(b)	462	27,711
		994,371
Agriculture — 0.6%
Loews Corp. - Carolina Group	1,640	126,723
Universal Corp.	4,300	261,956
UST, Inc.	2,700	145,017
		533,696
Airlines — 0.3%
AMR Corp.(a)	4,360	114,886
Continental Airlines, Inc. Cl. B(a)	480	16,258
Pinnacle Airlines Corp.(a) (b)	1,300	24,375
Republic Airways Holdings, Inc.(a)	3,000	61,050
SkyWest, Inc.	3,300	78,639
		295,208
Apparel — 1.6%
Cherokee, Inc.	600	21,924
Columbia Sportswear Co.	1,400	96,152

	Number of Shares	Market Value
Deckers Outdoor Corp.(a)	2,300	$232,070
The Gymboree Corp.(a)	6,293	248,007
Hanesbrands, Inc.(a)	2,700	72,981
Kellwood Co.	3,221	90,575
Liz Claiborne, Inc.(b)	2,975	110,967
Maidenform Brands, Inc.(a)	1,600	31,776
Oxford Industries, Inc.	1,100	48,774
Perry Ellis International, Inc.(a)	1,100	35,387
Phillips-Van Heusen Corp.	522	31,618
Skechers U.S.A., Inc. Cl. A(a)	575	16,790
Steven Madden Ltd.	1,185	38,821
Stride Rite Corp.	1,000	20,260
The Warnaco Group, Inc.(a)	2,300	90,482
Wolverine World Wide, Inc.	9,202	254,987
		1,441,571
Auto Manufacturers — 0.1%
Navistar International Corp.(a)	1,400	92,400
Wabash National Corp.	2,500	36,575
		128,975
Automotive & Parts — 1.3%
Accuride Corp.(a)	2,700	41,607
Aftermarket Technology Corp.(a)	1,439	42,710
American Axle & Manufacturing Holdings, Inc.	7,100	210,302
ArvinMeritor, Inc.	11,918	264,580
Cooper Tire & Rubber Co.	1,500	41,430
Fuel Systems Solutions, Inc.(a)	439	7,279
The Goodyear Tire & Rubber Co.(a)	2,100	72,996
Keystone Automotive Industries, Inc.(a)	200	8,274
Lear Corp.(a)	3,103	110,498
Miller Industries, Inc.(a)	100	2,510
Modine Manufacturing Co.	1,011	22,849
Standard Motor Products, Inc.	1,400	21,042
Tenneco, Inc.(a)	9,529	333,896
		1,179,973
Banks — 1.2%
Amcore Financial, Inc.	200	5,798
BancorpSouth, Inc.	688	16,828

	Number of Shares	Market Value
Central Pacific Financial Corp.	1,000	$33,010
Citizens Republic Bancorp, Inc.	2,200	40,260
City Bank Lynnwood WA	200	6,302
City Holding Co.	743	28,479
The Colonial BancGroup, Inc.	600	14,982
Columbia Banking Systems, Inc.	10	292
Comerica, Inc.	2,400	142,728
Corus Bankshares, Inc.(b)	4,470	77,152
F.N.B. Corp.(b)	4,200	70,308
First Citizens BancShares, Inc. Cl. A	100	19,440
FirstMerit Corp.	1,900	39,767
Frontier Financial Corp.(b)	100	2,253
Greater Bay Bancorp	2,883	80,263
Hanmi Financial Corp.	1,600	27,296
Huntington Bancshares, Inc.	4,600	104,604
International Bancshares Corp.	100	2,562
Intervest Bancshares Corp.	300	8,448
ITLA Capital Corp.	300	15,636
National Penn Bancshares, Inc.(b)	1,318	21,984
Oriental Financial Group, Inc.	100	1,091
Park National Corp.(b)	400	33,916
Porter Bancorp, Inc.	300	6,828
Preferred Bank/ Los Angeles, CA	300	12,000
Republic Bancorp, Inc. Cl. A	215	3,567
Southwest Bancorp, Inc.	100	2,404
SVB Financial Group(a) (b)	3,300	175,263
TCF Financial Corp.	500	13,900
Texas Capital Bancshares, Inc.(a)	200	4,470
UMB Financial Corp.	800	29,496
WesBanco, Inc.	300	8,850
		1,050,177
Beverages — 0.2%
Boston Beer Co., Inc. Cl. A(a)	800	31,480
Central European Distribution Corp.(a) (b)	200	6,924
Molson Coors Brewing Co. Cl. B	100	9,246

The accompanying notes are an integral part of the financial statements.

(Continued)

22

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
National Beverage Corp.(a)	394	$4,535
The Pepsi Bottling Group, Inc.	3,300	111,144
		163,329
Biotechnology — 0.4%
Acorda Therapeutics, Inc.(a)	2,000	34,120
Alexion Pharmaceuticals, Inc.(a)	800	36,048
Bio-Rad Laboratories, Inc. Cl. A(a)	417	31,513
CryoLife, Inc.(a)	1,500	19,515
Immunomedics, Inc.(a)	4,100	17,015
Integra LifeSciences Holdings Corp.(a) (b)	600	29,652
Invitrogen Corp.(a)	1,600	118,000
Maxygen, Inc.(a)	200	1,714
Myriad Genetics, Inc.(a) (b)	400	14,876
Regeneron Pharmaceuticals, Inc.(a)	5,400	96,768
		399,221
Building Materials — 0.3%
Apogee Enterprises, Inc.	1,500	41,730
Builders FirstSource, Inc.(a)	400	6,424
Comfort Systems USA, Inc.	2,524	35,790
Drew Industries, Inc.(a)	1,000	33,140
Genlyte Group, Inc.(a)	600	47,124
Lennox International, Inc.	1,100	37,653
Universal Forest Products, Inc.(b)	2,121	89,633
		291,494
Chemicals — 3.6%
Albemarle Corp.	2,400	92,472
Cabot Corp.	2,100	100,128
Celanese Corp. Cl. A	2,400	93,072
CF Industries Holdings, Inc.	3,800	227,582
Ferro Corp.(b)	6,400	159,552
W.R. Grace & Co.(a) (b)	10,413	255,014
H.B. Fuller Co.	4,200	125,538
Hercules, Inc.(a)	11,200	220,080
Innophos Holdings, Inc.	1,700	24,310
Innospec, Inc.	600	35,526
International Flavors & Fragrances, Inc.	600	31,284
Landec Corp.(a)	1,600	21,440
The Lubrizol Corp.	2,000	129,100
Lyondell Chemical Co.	3,600	133,632
Minerals Technologies, Inc.	900	60,255

	Number of Shares	Market Value
NewMarket Corp.	700	$33,859
Olin Corp.	3,000	63,000
OM Group, Inc.(a)	646	34,186
Pioneer Cos., Inc.(a)	1,127	38,735
PolyOne Corp.(a)	5,248	37,733
Rockwood Holdings, Inc.(a)	4,600	168,130
Schulman (A.), Inc.	240	5,839
Sensient Technologies Corp.	10,094	256,287
The Sherwin-Williams Co.	2,000	132,940
Spartech Corp.	7,692	204,223
Stepan Co.	400	12,112
Terra Industries, Inc.(a) (b)	8,100	205,902
Tronox, Inc. Cl. A	3,615	51,984
Tronox, Inc. Cl. B	400	5,620
UAP Holding Corp.(b)	9,006	271,441
Valhi, Inc.(b)	1,400	22,820
The Valspar Corp.	2,800	79,548
		3,333,344
Coal — 0.1%
Alpha Natural Resources, Inc.(a)	4,300	89,397
Commercial Services — 8.2%
ABM Industries, Inc.	9,100	234,871
Administaff, Inc.	5,249	175,789
Advance America Cash Advance Centers, Inc.	2,500	44,350
Alliance Data Systems Corp.(a)	1,000	77,280
American Railcar Industries, Inc.	700	27,300
Arbitron, Inc.	4,600	237,038
Avis Budget Group, Inc.(a)	3,800	108,034
Bowne & Co., Inc.	1,800	35,118
CDI Corp.	1,300	41,860
Cenveo, Inc.(a)	5,120	118,733
Chemed Corp.	5,100	338,079
Coinstar, Inc.(a)	5,500	173,140
Consolidated Graphics, Inc.(a)	3,200	221,696
Convergys Corp.(a)	4,113	99,699
Cornell Cos., Inc.(a)	400	9,824
CorVel Corp.(a)	900	23,526
CPI Corp.	500	34,750
Cross Country Healthcare, Inc.(a)	835	13,928
Deluxe Corp.(b)	8,300	337,063
DeVry, Inc.(b)	8,200	278,964
Diamond Management & Technology Consultants, Inc.	2,200	29,040

	Number of Shares	Market Value
Dollar Financial Corp.(a)	600	$17,100
Dollar Thrifty Automotive Group, Inc.(a)	1,389	56,727
Donnelley (R.R.) & Sons Co.	3,500	152,285
DynCorp International, Inc.(a)	3,500	76,965
Emergency Medical Services Corp. Cl. A(a)	3,600	140,868
eResearch Technology, Inc.(a)	300	2,853
Exponent, Inc.(a)	1,600	35,792
First Consulting Group, Inc.(a)	600	5,700
Forrester Research, Inc.(a)	1,156	32,518
FTI Consulting, Inc.(a)	1,600	60,848
Gartner Group, Inc.(a)	2,092	51,442
The Geo Group, Inc.(a)	1,100	32,010
Healthcare Services Group, Inc.	304	8,968
Healthspring, Inc.(a)	9,600	182,976
Heidrick & Struggles International, Inc.(a)	4,257	218,129
Hudson Highland Group, Inc.(a)	1,700	36,363
Integrated Electrical Services, Inc.(a)	700	23,079
Interactive Data Corp.	200	5,356
ITT Educational Services, Inc.(a)	900	105,642
Jackson Hewitt Tax Service, Inc.	2,776	78,033
Kelly Services, Inc. Cl. A	1,100	30,206
Kforce, Inc.(a)	562	8,981
Korn/Ferry International(a)	10,489	275,441
Labor Ready, Inc.(a)	11,720	270,849
Landauer, Inc.	600	29,550
Live Nation, Inc.(a)	2,900	64,902
Macquarie Infrastructure Co. LLC	300	12,444
Manpower, Inc.	1,762	162,527
McGrath Rentcorp	300	10,107
Midas, Inc.(a)	1,300	29,471
Monro Muffler, Inc.	600	22,470
MPS Group, Inc.(a)	11,546	154,370
PAREXEL International Corp.(a)	1,824	76,717
PharmaNet Development Group, Inc.(a)	1,500	47,820
PHH Corp.(a)	5,544	173,028
Premier Exhibitions, Inc.(a) (b)	900	14,184
Pre-Paid Legal Services, Inc.(a) (b)	900	57,879

(Continued)

The accompanying notes are an integral part of the financial statements.

23

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Rent-A-Center, Inc.(a) (b)	11,413	$299,363
Resources Connection, Inc.(a)	900	29,862
Rollins, Inc.	3,600	81,972
RSC Holdings, Inc.(a) (b)	5,400	108,000
SAIC, Inc.(a)	3,000	54,210
Service Corp. International	2,600	33,228
Sotheby's	2,573	118,409
Spherion Corp.(a)	4,529	42,527
Steiner Leisure Ltd.(a)	1,761	86,500
Stewart Enterprises, Inc. Cl. A	10,013	78,001
Strayer Education, Inc.(b)	2,249	296,216
Team, Inc.(a)	800	35,976
TeleTech Holdings, Inc.(a)	2,800	90,944
Travelcenters of America LLC(a)	100	4,045
Vertrue, Inc.(a)	700	34,146
Viad Corp.	5,805	244,797
Volt Information Sciences, Inc.(a) (b)	2,878	53,070
Watson Wyatt Worldwide, Inc. Cl. A	6,400	323,072
Wright Express Corp.(a)	1,100	37,697
		7,476,717
Communications — 0.2%
Andrew Corp.(a) (b)	6,200	89,528
CPI International, Inc.(a)	700	13,881
Plantronics, Inc.	2,400	62,928
		166,337
Computer Integrated Systems Design — 0.0%
3Com Corp.(a)	5,400	22,302
Computers — 2.8%
Agilysys, Inc.	2,000	45,000
Ansoft Corp.(a)	2,057	60,661
The BISYS Group, Inc.(a)	16,768	198,365
Brocade Communications Systems, Inc.(a)	5,500	43,010
Cadence Design Systems, Inc.(a)	6,070	133,297
Ceridian Corp.(a)	660	23,100
Ciber, Inc.(a)	4,306	35,223
Computer Sciences Corp.(a)	2,700	159,705
COMSYS IT Partners, Inc.(a)	2,600	59,306
Comtech Group, Inc.(a)	400	6,604
Covansys Corp.(a)	6,100	206,973
Data Domain, Inc.(a)	780	17,940
Electronics for Imaging, Inc.(a) (b)	7,100	200,362
IHS, Inc. Cl. A(a)	2,300	105,800

	Number of Shares	Market Value
Immersion Corp.(a)	100	$1,498
Jack Henry & Associates, Inc.	5,800	149,350
Limelight Networks, Inc.(a) (b)	2,310	45,692
Magma Design Automation, Inc.(a)	3,000	42,120
Manhattan Associates, Inc.(a)	3,500	97,685
Mentor Graphics Corp.(a)	15,200	200,184
MICROS Systems, Inc.(a)	1,858	101,075
MTS Systems Corp.	1,032	46,099
Palm, Inc.(a) (b)	2,900	46,429
Perot Systems Corp. Cl. A(a)	9,100	155,064
Radiant Systems, Inc.(a)	800	10,592
Silicon Storage Technology, Inc.(a)	7,300	27,229
Smart Modular Technologies(a)	1,400	19,264
Stratasys, Inc.(a) (b)	700	32,886
SYKES Enterprises, Inc.(a)	2,363	44,873
Synopsys, Inc.(a)	4,200	111,006
Syntel, Inc.	2,200	66,858
Tyler Technologies, Inc.(a)	2,100	26,061
Western Digital Corp.(a)	3,500	67,725
		2,587,036
Cosmetics & Personal Care — 0.4%
Alberto-Culver Co.	4,100	97,252
Chattem, Inc.(a) (b)	2,500	158,450
Elizabeth Arden, Inc.(a)	1,300	31,538
The Estee Lauder Cos., Inc. Cl. A	2,200	100,122
Inter Parfums, Inc.	200	5,324
		392,686
Diversified Financial — 1.8%
Advanta Corp. Cl. B	7,191	223,928
AmeriCredit Corp.(a) (b)	4,320	114,696
Asset Acceptance Capital Corp.(a)	1,300	23,010
Asta Funding, Inc.(b)	1,190	45,732
CIT Group, Inc.	200	10,966
Cohen & Steers, Inc.	1,900	82,555
Federal Agricultural Mortgage Corp. Cl. C	823	28,163
GAMCO Investors, Inc. Cl. A	400	22,420
GFI Group, Inc.(a)	700	50,736
International Securities Exchange Holdings, Inc.	4,100	267,935
Janus Capital Group, Inc.	4,888	136,082
KKR Financial Holdings LLC	600	14,946

	Number of Shares	Market Value
Knight Capital Group, Inc. Cl. A(a)	4,468	$74,169
MarketAxess Holdings, Inc.(a)	1,200	21,588
Ocwen Financial Corp.(a)	5,000	66,650
Piper Jaffray Cos.(a)	4,069	226,765
Portfolio Recovery Associates, Inc.(b)	1,500	90,030
SWS Group, Inc.	1,479	31,976
US Global Investors, Inc. Cl. A(b)	600	13,602
World Acceptance Corp.(a)	2,100	89,733
		1,635,682
Electric — 1.8%
Allete, Inc.(b)	1,400	65,870
Avista Corp.	8,300	178,865
Black Hills Corp.	5,400	214,650
CenterPoint Energy, Inc.	6,854	119,260
Central Vermont Public Service Corp.(b)	400	15,072
CH Energy Group, Inc.	346	15,560
DTE Energy Co.	700	33,754
El Paso Electric Co.(a)	8,500	208,760
Energy East Corp.	1,100	28,699
Idacorp, Inc.	2,856	91,506
Mirant Corp.(a)	900	38,385
NRG Energy, Inc.(a)	4,100	170,437
Otter Tail Corp.	2,200	70,554
Pike Electric Corp.(a)	1,600	35,808
PNM Resources, Inc.(b)	1,000	27,790
Portland General Electric Co.	1,100	30,184
UIL Holdings Corp.	325	10,757
Unisource Energy Corp.	7,200	236,808
Westar Energy, Inc.	2,700	65,556
		1,658,275
Electrical Components & Equipment — 1.3%
Advanced Energy Industries, Inc.(a)	10,496	237,839
Belden, Inc.	2,853	157,914
Energizer Holdings, Inc.(a)	1,404	139,838
EnerSys(a)	2,000	36,600
Graftech International Ltd.(a)	18,700	314,908
Greatbatch, Inc.(a)	2,000	64,800
Lamson & Sessions Co. (The)(a)	915	24,312
Littelfuse, Inc.(a)	5,435	183,540
Powell Industries, Inc.(a)	100	3,176
Vicor Corp.	663	8,771
		1,171,698

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Electrical Equipment & Electronics — 0.0%
Monolithic Power Systems, Inc.(a)	300	$5,235
Netlogic Microsystems, Inc.(a) (b)	900	28,656
		33,891
Electronics — 3.1%
Analogic Corp.	700	51,457
Arrow Electronics, Inc.(a)	2,600	99,918
Avnet, Inc.(a) (b)	3,100	122,884
AVX Corp.(b)	2,082	34,853
Bel Fuse, Inc. Cl. A	800	29,584
Checkpoint Systems, Inc.(a)	1,844	46,561
CTS Corp.	2,072	26,232
Cubic Corp.	100	3,018
Cymer, Inc.(a)	6,223	250,165
Dionex Corp.(a)	2,500	177,475
Dolby Laboratories, Inc. Cl. A(a)	600	21,246
Excel Technology, Inc.(a)	400	11,176
Faro Technologies, Inc.(a)	1,000	31,860
FEI Co.(a) (b)	7,000	227,220
FLIR Systems, Inc.(a)	1,000	46,250
Gentex Corp.(b)	6,000	118,140
II-VI, Inc.(a)	2,915	79,201
Lo-Jack Corp.(a)	1,100	24,519
Methode Electronics, Inc.	2,600	40,690
Mettler-Toledo International, Inc.(a)	1,164	111,174
National Instruments Corp.	900	29,313
Oyo Geospace Corp.(a)	300	22,257
Park Electrochemical Corp.	1,500	42,270
PerkinElmer, Inc.	3,800	99,028
Rofin-Sinar Technologies, Inc.(a)	3,712	256,128
Rogers Corp.(a)	103	3,811
Technitrol, Inc.	2,300	65,941
Tektronix, Inc.(b)	500	16,870
Thomas & Betts Corp.(a)	1,800	104,400
Varian, Inc.(a)	5,200	285,116
Vishay Intertechnology, Inc.(a)	1,400	22,148
Woodward Governor Co.	5,512	295,829
X-Rite, Inc.	100	1,477
Zygo Corp.(a)	852	12,175
		2,810,386
Energy — 0.1%
Meridian Resource Corp.(a)	800	2,416
Newpark Resources, Inc.(a)	1,900	14,725
Petroquest Energy, Inc.(a)	1,900	27,626
		44,767

	Number of Shares	Market Value
Energy – Alternate Sources — 0.1%
Can Hydro Developers Inc. CAD(a)	6,400	$37,617
Comverge, Inc.(a)	100	3,101
MGP Ingredients, Inc.(b)	1,100	18,590
		59,308
Engineering & Construction — 1.7%
Aecom Technology Corp.(a)	3,200	79,392
Chicago Bridge & Iron Co.	2,500	94,350
Dycom Industries, Inc.(a)	7,900	236,842
Emcor Group, Inc.(a)	4,997	364,281
Granite Construction, Inc.	1,200	77,016
Infrasource Services, Inc.(a)	9,190	340,949
Jacobs Engineering Group, Inc.(a)	400	23,004
Perini Corp.(a)	4,300	264,579
Washington Group International, Inc.(a)	500	40,005
		1,520,418
Entertainment — 0.4%
Bally Technologies, Inc.(a)	2,300	60,766
Carmike Cinemas, Inc.(b)	300	6,588
Dover Downs Gaming & Entertainment, Inc.	300	4,503
DreamWorks Animation SKG, Inc. Cl. A(a)	3,100	89,404
Regal Entertainment Group Cl. A(b)	2,100	46,053
Speedway Motorsports, Inc.	400	15,992
Steinway Musical Instruments, Inc.	600	20,754
Vail Resorts, Inc.(a) (b)	2,005	122,044
		366,104
Environmental Controls — 1.0%
Calgon Carbon Corp.(a) (b)	3,400	39,440
Clean Harbors, Inc.(a)	773	38,202
Metal Management, Inc.	5,597	246,660
Nalco Holding Co.	4,000	109,800
Republic Services, Inc.	4,300	131,752
TETRA Technologies, Inc.(a)	11,018	237,438
Waste Connections, Inc.(a)	2,400	72,576
Waste Industries USA, Inc.	500	17,070
		892,938
Foods — 1.4%
Arden Group, Inc. Cl. A	200	27,280
Cal-Maine Foods, Inc.	1,100	18,018

	Number of Shares	Market Value
Corn Products International, Inc.	400	$18,180
Dean Foods Co.	3,239	103,227
Flowers Foods, Inc.	6,121	204,197
Fresh Del Monte Produce, Inc.	1,900	47,595
Hain Celestial Group, Inc.(a)	200	5,428
Imperial Sugar Co.(b)	1,200	36,948
Ingles Markets, Inc. Cl. A	2,256	77,719
J&J Snack Foods Corp.	650	24,531
The J.M. Smucker Co.	1,700	108,222
Lance, Inc.	200	4,712
Nash Finch Co.(b)	1,100	54,450
Pathmark Stores, Inc.(a)	200	2,592
Performance Food Group Co.(a)	5,514	179,150
Ralcorp Holdings, Inc.(a)	2,600	138,970
Seaboard Corp.(b)	39	91,455
Spartan Stores, Inc.	1,057	34,786
Tyson Foods, Inc. Cl. A	3,900	89,856
Wild Oats Markets, Inc.(a)	815	13,659
		1,280,975
Forest Products & Paper — 0.9%
BlueLinx Holdings, Inc.	1,200	12,588
Bowater, Inc.(b)	6,100	152,195
Buckeye Technologies, Inc.(a)	3,200	49,504
Mercer International, Inc.(a)	1,800	18,360
Neenah Paper, Inc.	1,200	49,512
Rock-Tenn Co. Cl. A	7,406	234,918
Schweitzer-Mauduit International, Inc.	1,200	37,200
United Stationers, Inc.(a)	4,059	270,492
		824,769
Gas — 1.4%
Atmos Energy Corp.	3,300	99,198
Cascade Natural Gas Corp.	573	15,133
New Jersey Resources Corp.	4,400	224,488
Nicor, Inc.(b)	2,600	111,592
NiSource, Inc.	5,200	107,692
Northwest Natural Gas Co.	3,400	157,046
South Jersey Industries, Inc.	2,300	81,374
Southwest Gas Corp.	5,275	178,348
UGI Corp.	2,735	74,611
Vectren Corp.	1,100	29,623
WGL Holdings, Inc.(b)	5,800	189,312
		1,268,417

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Hand & Machine Tools — 0.1%
Baldor Electric Co.	647	$31,884
The Black & Decker Corp.	600	52,986
Hardinge, Inc.	400	13,612
		98,482
Health Care – Products — 2.0%
Advanced Medical Optics, Inc.(a) (b)	2,500	87,200
Align Technology, Inc.(a) (b)	1,600	38,656
Bruker BioSciences Corp.(a)	1,900	17,119
Cholestech Corp.(a)	600	13,194
CONMED Corp.(a)	4,300	125,904
Dade Behring Holdings, Inc.	2,400	127,488
Datascope Corp.	700	26,796
Edwards Lifesciences Corp.(a)	2,095	103,367
Hanger Orthopedic Group, Inc.(a)	400	4,320
Hologic, Inc.(a) (b)	500	27,655
Immucor, Inc.(a)	9,592	268,288
Kinetic Concepts, Inc.(a) (b)	1,800	93,546
LCA-Vision, Inc.(b)	4,320	204,163
Mentor Corp.(b)	900	36,612
Meridian Bioscience, Inc.	1,710	37,039
PSS World Medical, Inc.(a)	8,482	154,542
Quidel Corp.(a)	1,500	26,340
Steris Corp.	6,400	195,840
TomoTherapy, Inc.(a)	900	19,728
West Pharmaceutical Services, Inc.	3,700	174,455
		1,782,252
Health Care – Services — 2.2%
Air Methods Corp.(a)	977	35,827
Alliance Imaging, Inc.(a)	4,100	38,499
American Dental Partners, Inc.(a)	600	15,582
Apria Healthcare Group, Inc.(a) (b)	9,200	264,684
Centene Corp.(a)	3,200	68,544
Community Health Systems, Inc.(a)	2,100	84,945
Coventry Health Care, Inc.(a)	2,300	132,595
Genesis HealthCare Corp.(a)	1,000	68,420
Health Net, Inc.(a)	2,400	126,720
Humana, Inc.(a)	2,280	138,875

	Number of Shares	Market Value
Kindred Healthcare, Inc.(a)	7,800	$239,616
Laboratory Corp. of America Holdings(a) (b)	1,700	133,042
LifePoint Hospitals, Inc.(a)	1,100	42,548
Matria Healthcare, Inc.(a) (b)	500	15,140
Medcath Corp.(a)	1,900	60,420
Molina Healthcare, Inc.(a)	4,868	148,571
National Healthcare Corp.	100	5,160
Nighthawk Radiology Holdings, Inc.(a)	1,000	18,050
Option Care, Inc.	300	4,620
Sierra Health Services, Inc.(a)	400	16,632
Skilled Healthcare Group, Inc. Cl. A(a)	3,600	55,836
Sunrise Senior Living, Inc.(a) (b)	4,100	163,959
WellCare Health Plans, Inc.(a)	1,078	97,570
		1,975,855
Holding Company – Diversified — 0.0%
Resource America, Inc. Cl. A	500	10,305
Home Builders — 0.3%
Champion Enterprises, Inc.(a) (b)	5,600	55,048
Monaco Coach Corp.	1,900	27,265
NVR, Inc.(a) (b)	100	67,975
The Ryland Group, Inc.	1,600	59,792
Winnebago Industries, Inc.	2,500	73,800
		283,880
Home Furnishing — 0.5%
American Woodmark Corp.(b)	900	31,140
Hooker Furniture Corp.	500	11,220
Kimball International, Inc. Cl. B	5,443	76,256
La-Z-Boy, Inc.(b)	2,706	31,011
Stanley Furniture Co., Inc.	536	11,009
Tempur-Pedic International, Inc.(b)	9,900	256,410
Universal Electronics, Inc.(a)	700	25,424
		442,470
Household Products — 1.6%
ACCO Brands Corp.(a) (b)	8,600	198,230
American Greetings Corp. Cl. A	10,512	297,805
Blyth, Inc.	5,000	132,900

	Number of Shares	Market Value
The Clorox Co.	2,200	$136,620
CSS Industries, Inc.	300	11,883
Ennis, Inc.	1,511	35,539
Fossil, Inc.(a)	5,700	168,093
Helen of Troy Ltd.(a)	1,100	29,700
Playtex Products, Inc.(a)	8,900	131,809
Prestige Brands Holdings, Inc.(a)	2,400	31,152
Tupperware Brands Corp.(b)	9,100	261,534
WD-40 Co.	700	23,009
		1,458,274
Housewares — 0.2%
Libbey, Inc.	600	12,942
Newell Rubbermaid, Inc.	800	23,544
The Toro Co.	2,430	143,103
		179,589
Industrial – Distribution — 0.2%
W.W. Grainger, Inc.(b)	1,600	148,880
Industrial – Diversified — 0.0%
Redcorp Ventures LGN CAD	68,300	32,427
Insurance — 6.7%
Affirmative Insurance Holdings, Inc.	400	6,100
Alfa Corp.	200	3,114
Allied World Assurance Holdings Ltd.	1,100	56,375
Ambac Financial Group, Inc.(b)	1,700	148,223
American Equity Investment Life Holding Co.(b)	2,800	33,824
American Financial Group, Inc.	2,500	85,375
American Physicians Capital, Inc.(a)	1,162	47,061
Amerisafe, Inc.(a)	1,100	21,593
Amtrust Financial Services, Inc.(b)	2,300	43,217
Arch Capital Group Ltd.(a)	300	21,762
Argonaut Group, Inc.	4,495	140,289
Aspen Insurance Holdings Ltd.(b)	4,700	131,929
Assurant, Inc.	2,500	147,300
Assured Guaranty Ltd.(b)	2,600	76,856
Bristol West Holdings, Inc.	1,775	39,707
Cincinnati Financial Corp.	1,100	47,740
CNA Surety Corp.(a)	3,251	61,476
The Commerce Group, Inc.	2,859	99,264
Darwin Professional Underwriters, Inc.(a)	600	15,102

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Delphi Financial Group, Inc. Cl. A	6,958	$290,984
Donegal Group, Inc. Cl. A	257	3,829
EMC Insurance Group, Inc.	600	14,892
Endurance Specialty Holdings Ltd.	1,500	60,060
FBL Financial Group, Inc. Cl. A	1,600	62,912
Fidelity National Financial, Inc.	5,500	130,350
First American Corp.	2,000	99,000
FPIC Insurance Group, Inc.(a)	1,042	42,482
Great American Financial Resources, Inc.	200	4,838
Greenlight Capital Re Ltd.(a)	100	2,253
Harleysville Group, Inc.	2,230	74,393
Hilb, Rogal & Hobbs Co.	2,100	90,006
Horace Mann Educators Corp.	6,950	147,618
Infinity Property & Casualty Corp.	3,946	200,181
IPC Holdings Ltd.	5,200	167,908
Landamerica Financial Group, Inc.	3,455	333,373
Markel Corp.(a)	100	48,456
Max Capital Group Ltd.	2,400	67,920
MBIA, Inc.	2,100	130,662
Meadowbrook Insurance Group, Inc.(a)	3,000	32,880
MGIC Investment Corp.	1,100	62,546
The Midland Co.	600	28,164
Montpelier Re Holdings Ltd.(b)	3,800	70,452
National Western Life Insurance Co. Cl. A	100	25,292
Nationwide Financial Services, Inc. Cl. A	1,800	113,796
NYMAGIC, Inc.	700	28,140
Odyssey Re Holdings Corp.	1,383	59,317
Ohio Casualty Corp.(b)	8,375	362,721
Old Republic International Corp.	305	6,484
PartnerRe Ltd.	1,100	85,250
Philadelphia Consolidated Holding Corp.(a)	700	29,260
The Phoenix Companies, Inc.	15,214	228,362
Platinum Underwriters Holdings Ltd.	3,000	104,250
The PMI Group, Inc.	2,294	102,473
ProAssurance Corp.(a) (b)	3,200	178,144
Procentury Corp.	1,600	26,816

	Number of Shares	Market Value
PXRE Group Ltd.(a)	1,600	$7,424
Radian Group, Inc.(b)	1,680	90,720
Reinsurance Group of America, Inc.	1,300	78,312
RenaissanceRe Holdings Ltd.	1,100	68,189
RLI Corp.(b)	4,451	249,033
Safeco Corp.	2,100	130,746
Safety Insurance Group, Inc.	792	32,789
SeaBright Insurance Holdings(a)	1,700	29,716
Security Capital Assurance Ltd.	1,500	46,305
Selective Insurance Group	4,934	132,626
State Auto Financial Corp.	1,700	52,105
Transatlantic Holdings, Inc.	300	21,339
Triad Guaranty, Inc.(a) (b)	600	23,958
United America Indemnity Ltd. Cl. A(a)	4,400	109,428
United Fire & Casualty Co.(b)	600	21,228
Universal American Financial Corp.(a)	600	12,768
Zenith National Insurance Corp.	6,179	290,969
		6,140,426
Internet — 3.2%
1-800-Flowers.com, Inc. Cl. A(a)	2,300	21,689
Asiainfo Holdings, Inc.(a)	2,800	27,160
Authorize.Net Holdings, Inc.(a)	2,931	52,436
Blue Nile, Inc.(a) (b)	1,400	84,560
Chordiant Software, Inc.(a)	2,600	40,716
CMGI, Inc.(a)	81,000	157,950
Cogent Communications Group, Inc.(a) (b)	8,400	250,908
comScore, Inc.(a)	500	11,575
DealerTrack Holdings, Inc.(a)	1,600	58,944
EarthLink, Inc.(a)	2,144	16,016
Expedia, Inc.(a)	4,918	144,048
FTD Group, Inc.	1,891	34,813
Global Sources Ltd.(a) (b)	1,500	34,050
GSI Commerce, Inc.(a)	1,500	34,065
Harris Interactive, Inc.(a)	2,300	12,305
HLTH Corp.(a)	4,400	61,644
i2 Technologies, Inc.(a) (b)	900	16,776
Ibasis, Inc.(a)	200	2,010
Internet Capital Group, Inc.(a)	400	4,960
Interwoven, Inc.(a)	2,927	41,095

	Number of Shares	Market Value
j2 Global Communications, Inc.(a)	7,500	$261,750
McAfee, Inc.(a)	3,800	133,760
Priceline.com, Inc.(a) (b)	4,700	323,078
S1 Corp.(a)	5,200	41,548
Safeguard Scientifics, Inc.(a)	5,200	14,612
Sapient Corp.(a)	2,400	18,552
Secure Computing Corp.(a) (b)	3,400	25,806
SonicWALL, Inc.(a)	3,574	30,701
TechTarget, Inc.(a) (b)	770	9,894
TheStreet.com, Inc.(b)	2,092	22,761
TIBCO Software, Inc.(a)	33,400	302,270
Travelzoo, Inc.(a) (b)	500	13,295
United Online, Inc.	16,387	270,222
Valueclick, Inc.(a)	4,400	129,624
VeriSign, Inc.(a)	4,500	142,785
Vignette Corp.(a)	2,235	42,823
Websense, Inc.(a)	3,294	69,997
		2,961,198
Investment Companies — 0.1%
Apollo Investment Corp.	2,100	45,192
Ares Capital Corp.(b)	2,100	35,385
MCG Capital Corp.	1,100	17,622
Prospect Capital Corp.(b)	200	3,494
Technology Investment Capital Corp.	100	1,579
		103,272
Iron & Steel — 0.8%
AK Steel Holding Corp.(a)	1,710	63,903
Chaparral Steel Co.	1,962	141,009
Cleveland-Cliffs, Inc.(b)	2,300	178,641
Schnitzer Steel Industries, Inc. Cl. A	5,068	242,960
Shiloh Industries, Inc.	350	4,263
Steel Dynamics, Inc.	2,636	110,475
Universal Stainless & Alloy(a)	400	14,092
		755,343
Leisure Time — 0.4%
Ambassadors Group, Inc.	1,088	38,657
Brunswick Corp.	2,700	88,101
K2, Inc.(a)	800	12,152
Nautilus, Inc.(b)	2,400	28,896
Polaris Industries, Inc.(b)	3,400	184,144
WMS Industries, Inc.(a)	575	16,595
		368,545

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lodging — 0.3%
Ameristar Casinos, Inc.	3,400	$118,116
Monarch Casino & Resort, Inc.(a)	1,200	32,220
Wyndham Worldwide Corp.(a)	2,100	76,146
		226,482
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	1,374	58,010
Terex Corp.(a)	800	65,040
		123,050
Machinery – Diversified — 2.2%
AGCO Corp.(a)	900	39,069
Applied Industrial Technologies, Inc.	8,338	245,971
Cascade Corp.	800	62,752
Cognex Corp.	2,900	65,279
Columbus McKinnon Corp.(a)	700	22,540
Cummins, Inc.	1,980	200,396
Gardner Denver, Inc.(a)	3,900	165,945
Gorman-Rupp Co.	100	3,186
Hurco Companies, Inc.(a)	500	24,990
Intevac, Inc.(a)	1,600	34,016
Kadant, Inc.(a)	1,400	43,680
The Manitowoc Co., Inc.	1,100	88,418
Middleby Corp.(a)	3,500	209,370
NACCO Industries, Inc. Cl. A	1,172	182,234
Nordson Corp.	3,095	155,245
Robbins & Myers, Inc.(b)	1,023	54,352
Sauer-Danfoss, Inc.	2,888	85,947
Tecumseh Products Co. Cl. A(a)	400	6,284
Tennant Co.	482	17,593
Wabtec Corp.	8,138	297,281
		2,004,548
Machinery & Components — 0.0%
Watsco, Inc.	200	10,880
Manufacturing — 1.4%
Acuity Brands, Inc.	2,798	168,663
AptarGroup, Inc.	2,700	96,012
AZZ, Inc.(a)	700	23,555
Blount International, Inc.(a)	100	1,308
Ceradyne, Inc.(a) (b)	3,900	288,444
Clarcor, Inc.	300	11,229
EnPro Industries, Inc.(a)	400	17,116
Freightcar America, Inc.	600	28,704
GenTek, Inc.(a)	700	24,654
Koppers Holdings, Inc.	1,500	50,520

	Number of Shares	Market Value
Leggett & Platt, Inc.	1,727	$38,080
LSB Industries, Inc.(a) (b)	700	14,966
Lydall, Inc.(a)	100	1,461
Matthews International Corp. Cl. A	200	8,722
McCoy Corp. CAD	4,900	25,590
Myers Industries, Inc.	2,297	50,787
Pall Corp.	3,100	142,569
Raven Industries, Inc.	100	3,571
Reddy Ice Holdings, Inc.	1,300	37,076
SPX Corp.	1,521	133,559
Standex International Corp.	200	5,688
Sturm, Ruger & Co., Inc.(a)	2,000	31,040
Teleflex, Inc.	400	32,712
Tredegar Corp.	3,600	76,680
		1,312,706
Media — 1.7%
Acacia Research-Acacia Technologies(a)	2,823	45,620
Belo Corp. Cl. A(b)	6,900	142,071
Citadel Broadcasting Corp.	2,300	14,835
Cox Radio, Inc. Cl. A(a)	7,744	110,275
Cumulus Media, Inc. Cl. A(a) (b)	2,702	25,264
DG FastChannel, Inc.(a)	600	12,228
Entravision Communications Corp. Cl. A(a)	14,800	154,364
Gemstar-TV Guide International, Inc.(a)	20,200	99,384
Gray Television, Inc.	500	4,635
Idearc, Inc.	3,700	130,721
John Wiley & Sons, Inc. Cl. A	600	28,974
Journal Communications, Inc. Cl. A	3,100	40,331
Lee Enterprises, Inc.	3,100	64,666
Lin TV Corp. Cl. A(a)	3,900	73,359
Mediacom Communications Corp.(a)	9,500	92,055
Meredith Corp.	1,500	92,400
Nexstar Broadcasting Group, Inc. Cl. A(a)	400	5,256
Scholastic Corp.(a) (b)	2,800	100,632
Sinclair Broadcast Group, Inc. Cl. A	14,916	212,106
Tribune Co.	1,946	57,212
Westwood One, Inc.	2,000	14,380
World Wrestling Entertainment, Inc.	2,000	31,980
		1,552,748

	Number of Shares	Market Value
Medical Supplies — 0.3%
Cynosure, Inc. Cl. A(a)	300	$10,929
Ventana Medical Systems, Inc.(a) (b)	2,900	224,083
		235,012
Metal Fabricate & Hardware — 1.3%
Ampco-Pittsburgh Corp.	935	37,484
Castle (A.M.) & Co.	500	17,955
Circor International, Inc.	700	28,301
Kaydon Corp.	4,526	235,895
Mueller Industries, Inc.	2,063	71,050
Quanex Corp.	4,608	224,410
RBC Bearings, Inc.(a)	1,200	49,500
Sun Hydraulics Corp.	600	29,550
Valmont Industries, Inc.	3,900	283,764
Worthington Industries, Inc.(b)	10,000	216,500
		1,194,409
Mining — 1.1%
Amerigo Resources Ltd. CAD	10,500	27,717
Brush Engineered Materials, Inc.(a) (b)	1,864	78,269
Century Aluminum Co.(a) (b)	5,081	277,575
Compass Minerals International, Inc.	5,901	204,529
Farallon Resources Ltd. CAD(a)	17,000	12,429
FNX Mining Co., Inc. CAD(a)	126	3,879
Hecla Mining Co.(a)	24,600	210,084
Inmet Mining Corp. CAD	200	15,648
Usec, Inc.(a) (b)	8,272	181,819
		1,011,949
Office Equipment/Supplies — 0.3%
Ikon Office Solutions, Inc.(b)	19,609	306,096
Office Furnishings — 0.6%
Herman Miller, Inc.	2,900	91,640
HNI Corp.	800	32,800
Interface, Inc. Cl. A	6,279	118,422
Knoll, Inc.	9,764	218,714
Steelcase, Inc. Cl. A	4,427	81,900
		543,476
Oil & Gas — 2.3%
Alon USA Energy, Inc.	4,200	184,842
Atwood Oceanics, Inc.(a) (b)	1,700	116,654
Berry Petroleum Co. Cl. A	5,200	195,936

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cabot Oil & Gas Corp.	200	$7,376
Celtic Exploration Ltd. CAD(a)	800	11,022
Continental Resources, Inc.(a)	6,500	104,000
Delek US Holdings, Inc.	1,900	50,635
Delphi Energy Corp. CAD(a)	1,400	2,433
ENSCO International, Inc.	500	30,505
Ensign Energy Services, Inc. CAD	1,600	28,866
Frontier Oil Corp.	2,600	113,802
Galleon Energy, Inc. Cl. A CAD(a)	2,100	34,975
Grey Wolf, Inc.(a) (b)	23,000	189,520
Holly Corp.	1,720	127,607
Jura Energy Corp. CAD(a)	11,800	10,084
Kereco Energy Ltd. CAD(a)	764	4,280
Mariner Energy, Inc.(a)	4,300	104,275
Midnight Oil Exploration Ltd. CAD(a)	2,500	4,083
Midnight Oil Exploration Ltd. CAD	6,800	11,106
Noble Energy, Inc.	1,200	74,868
Paramount Resources Ltd. Cl. A CAD(a)	1,700	33,333
Parker Drilling Co.(a) (b)	5,916	62,355
Patterson-UTI Energy, Inc.	300	7,863
Petroleum Development Corp.(a)	400	18,992
Plains Exploration & Production Co.(a)	1,100	52,591
ProEx Energy Ltd. CAD(a)	1,200	17,092
Real Resources, Inc. CAD(a)	1,000	8,774
Rosetta Resources, Inc.(a)	4,500	96,930
Sound Energy Trust CAD	2,350	9,015
Sunoco, Inc.	1,800	143,424
Sure Energy, Inc. CAD(a)	950	1,173
Swift Energy Co.(a) (b)	200	8,552
Tesoro Corp.	2,300	131,445
Todco(a)	800	37,768
TUSK Energy Corp. CAD(a)	8,800	16,545
Western Refining, Inc.	1,394	80,573
		2,133,294
Oil & Gas Services — 1.0%
Dawson Geophysical Co.(a)	500	30,730
Dresser-Rand Group, Inc.(a)	600	23,700
Global Industries Ltd.(a)	4,800	128,736
Hercules Offshore, Inc.(a) (b)	4,900	158,662
Input/Output, Inc.(a) (b)	3,900	60,879

	Number of Shares	Market Value
Leader Energy Services Ltd. CAD(a)	7,100	$5,056
Lufkin Industries, Inc.	300	19,365
Markwest Hydrocarbon, Inc.	400	22,972
Matrix Service Co.(a)	1,628	40,456
NATCO Group, Inc. Cl. A(a)	1,234	56,813
North American Energy Partners, Inc.(a)	300	6,078
Oil States International, Inc.(a) (b)	2,900	119,886
Superior Offshore International, Inc.(a)	1,100	20,020
T-3 Energy Services, Inc.(a)	500	16,725
Technicoil Corp. CAD(a)	16,600	15,605
Trican Well Service Ltd. CAD	1,300	26,774
Trico Marine Services, Inc.(a)	1,300	53,144
Universal Compression Holdings, Inc.(a)	1,622	117,546
		923,147
Packaging & Containers — 0.5%
AEP Industries, Inc.(a)	600	27,006
Crown Holdings, Inc.(a)	1,400	34,958
Greif, Inc. Cl. A	310	18,479
Owens-Illinois, Inc.(a)	200	7,000
Packaging Corp. of America	2,781	70,387
Pactiv Corp.(a)	3,499	111,583
Silgan Holdings, Inc.	1,855	102,544
Sonoco Products Co.	2,508	107,367
		479,324
Pharmaceuticals — 2.2%
Alnylam Pharmaceuticals, Inc.(a)	300	4,557
Alpharma, Inc. Cl. A	7,407	192,656
AmerisourceBergen Corp.	2,900	143,463
Array Biopharma, Inc.(a)	1,000	11,670
Bradley Pharmaceuticals, Inc.(a) (b)	2,000	43,420
Cypress Bioscience, Inc.(a)	2,100	27,846
CytRx Corp.(a) (b)	3,600	11,232
Halozyme Therapeutics, Inc.(a)	400	3,692
HealthExtras, Inc.(a)	2,500	73,950
Impax Laboratories, Inc.(a)	300	3,600
Indevus Pharmacuticals, Inc.(a) (b)	500	3,365
Isis Pharmaceuticals, Inc.(a)	2,900	28,072
King Pharmaceuticals, Inc.(a)	5,562	113,799

	Number of Shares	Market Value
K-V Pharmaceutical Co. Cl. A(a)	5,900	$160,716
Mannatech, Inc.(b)	1,091	17,336
Medarex, Inc.(a)	300	4,287
The Medicines Co.(a)	3,300	58,146
MGI Pharma, Inc.(a)	5,600	125,272
NBTY, Inc.(a)	2,856	123,379
Noven Pharmaceuticals, Inc.(a)	1,500	35,175
OSI Pharmaceuticals, Inc.(a)	600	21,726
Par Pharmaceutical Cos., Inc.(a)	7,100	200,433
Perrigo Co.	13,600	266,288
PetMed Express, Inc.(a)	500	6,420
Pharmion Corp.(a)	400	11,580
Pozen, Inc.(a)	1,900	34,333
Salix Pharmaceuticals Ltd.(a)	600	7,380
Sciele Pharma, Inc.(a) (b)	9,700	228,532
ViroPharma, Inc.(a)	6,200	85,560
		2,047,885
Pipelines — 0.2%
Copano Energy LLC	1,200	51,204
Oneok, Inc.	2,700	136,107
		187,311
Prepackaged Software — 0.1%
Imergent, Inc.(b)	1,000	24,460
Taleo Corp., Cl. A(a)	1,400	31,542
		56,002
Real Estate — 0.2%
Avatar Holdings, Inc.(a)	300	23,082
Jones Lang Lasalle, Inc.	900	102,150
Stratus Properties, Inc.(a)	300	10,350
Thomas Properties Group, Inc.	100	1,598
W.P. Carey & Co. LLC	600	18,870
		156,050
Real Estate Investment Trusts (REITS) — 3.1%
Acadia Realty Trust REIT	200	5,190
Agree Realty Corp. REIT	900	28,125
Alesco Financial, Inc. REIT	2,900	23,577
Alexandria Real Estate Equities, Inc. REIT	600	58,092
American Home Mortgage Investment Corp. REIT(b)	300	5,514
Anthracite Capital, Inc.	300	3,510
Arbor Realty Trust, Inc.	1,300	33,553
Ashford Hospitality Trust	4,500	52,920
Associated Estates Realty Corp. REIT	500	7,795

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
BioMed Realty Trust, Inc. REIT(b)	100	$2,512
Brandywine Realty Trust REIT	1,800	51,444
Capital Trust Cl. A REIT	700	23,898
CBL & Associates Properties, Inc. REIT	1,806	65,106
Cedar Shopping Centers, Inc. REIT	900	12,915
Colonial Properties Trust REIT(b)	400	14,580
Corporate Office Properties Trust REIT	800	32,808
Crescent Real Estate Equities Co. REIT	800	17,952
Deerfield Triarc Capital Corp.	600	8,778
DiamondRock Hospitality Co.	4,100	78,228
Digital Realty Trust, Inc. REIT(b)	2,700	101,736
Eastgroup Properties REIT	600	26,292
Entertainment Properties Trust	1,300	69,914
Equity Inns, Inc. REIT	2,412	54,029
Equity Lifestyle Properties, Inc. REIT	700	36,533
Equity One, Inc.	2,162	55,239
FelCor Lodging Trust, Inc.	4,300	111,929
First Industrial Realty Trust, Inc.(b)	3,202	124,110
Glimcher Realty Trust REIT	400	10,000
Gramercy Capital Corp.(b)	1,100	30,294
Hersha Hospitality Trust	1,000	11,820
Highland Hospitality Corp. REIT	2,700	51,840
Highwoods Properties, Inc.	2,200	82,500
Home Properties, Inc.(b)	500	25,965
Inland Real Estate Corp.(b)	4,200	71,316
Innkeepers USA Trust	1,328	23,545
JER Investors Trust, Inc.(b)	400	6,000
Kite Realty Group Trust REIT	1,200	22,824
LaSalle Hotel Properties	1,000	43,420
Lexington Realty Trust REIT(b)	2,217	46,114
LTC Properties, Inc.	1,300	29,575
Luminent Mortgage Capital, Inc.(b)	700	7,063
Medical Properties Trust, Inc.	500	6,615
Mid-America Apartment Communities, Inc. REIT	700	36,736

	Number of Shares	Market Value
National Health Investors, Inc.	500	$15,860
National Retail Properties, Inc.	3,358	73,406
Nationwide Health Properties, Inc. REIT(b)	5,300	144,160
Newcastle Investment Corp.	2,400	60,168
Omega Healthcare Investors, Inc. REIT	3,300	52,239
Parkway Properties, Inc. REIT(b)	1,000	48,030
Pennsylvania(b)	2,200	97,526
PS Business Parks, Inc. REIT	900	57,033
RAIT Financial Trust(b)	2,200	57,244
Ramco-Gershenson Properties Trust(b)	900	32,337
Realty Income Corp.(b)	3,800	95,722
Redwood Trust, Inc.	700	33,866
Resource Capital Corp.	200	2,796
Saul Centers, Inc. REIT	400	18,140
Senior Housing Properties Trust	4,467	90,903
Sovran Self Storage, Inc. REIT	500	24,080
Spirit Finance Corp.	2,300	33,488
Strategic Hotels & Resorts, Inc. REIT(b)	2,219	49,905
Sunstone Hotel Investors, Inc.(b)	2,800	79,492
Tanger Factory Outlet Centers, Inc. REIT	2,186	81,866
Taubman Centers, Inc. REIT	900	44,649
Washington REIT(b)	1,100	37,400
Winston Hotels, Inc.	800	12,000
		2,854,216
Retail — 7.6%
99 Cents Only Stores(a)	3,700	48,507
A.C. Moore Arts & Crafts, Inc.(a)	1,300	25,493
Aeropostale, Inc.(a)	7,400	308,432
AFC Enterprises, Inc.(a)	2,001	34,597
American Eagle Outfitters, Inc.	3,457	88,707
AnnTaylor Stores Corp.(a)	1,900	67,298
Applebee's International, Inc.	8,400	202,440
Asbury Automotive Group, Inc.	8,147	203,268
AutoZone, Inc.(a)	1,000	136,620
Big 5 Sporting Goods Corp.	600	15,300
Big Lots, Inc.(a) (b)	4,748	139,686

	Number of Shares	Market Value
BJ's Wholesale Club, Inc.(a)	2,000	$72,060
Blockbuster, Inc. Cl. A(a) (b)	8,100	34,911
Bob Evans Farms, Inc.(b)	7,529	277,444
Books-A-Million, Inc.	1,800	30,492
Brinker International, Inc.	3,301	96,620
Brown Shoe Co., Inc.	2,797	68,023
The Buckle, Inc.	6,075	239,355
Buffalo Wild Wings, Inc.(a) (b)	1,548	64,381
California Pizza Kitchen, Inc.(a)	1,350	28,998
Casey's General Stores, Inc.	2,900	79,054
Cash America International, Inc.	4,285	169,900
Casual Male Retail Group, Inc.(a)	1,392	14,059
Cato Corp. Cl. A	544	11,935
CBRL Group, Inc.	5,294	224,889
CEC Entertainment, Inc.(a)	4,900	172,480
Charming Shoppes, Inc.(a)	4,108	44,490
CKE Restaurants, Inc.	9,000	180,630
Conn's, Inc.(a)	400	11,424
CSK Auto Corp.(a)	3,000	55,200
Darden Restaurants, Inc.	2,700	118,773
Denny's Corp.(a)	8,177	36,388
Dillards, Inc. Cl. A	2,018	72,507
Dollar Tree Stores, Inc.(a)	3,558	154,951
Domino's Pizza, Inc.(b)	9,615	175,666
Dress Barn, Inc.(a)	6,854	140,644
DSW, Inc. Cl. A(a) (b)	3,200	111,424
EZCORP, Inc. Cl. A(a)	2,023	26,785
Family Dollar Stores, Inc.	3,870	132,818
Fred's, Inc.(b)	2,100	28,098
Gamestop Corp. Cl. A(a)	200	7,820
Genesco, Inc.(a) (b)	3,565	186,485
IHOP Corp.(b)	4,349	236,716
Insight Enterprises, Inc.(a)	3,767	85,021
Jack in the Box, Inc.(a)	2,801	198,703
Jo-Ann Stores, Inc.(a)	1,900	54,017
Jos. A. Bank Clothiers, Inc.(a) (b)	900	37,323
Longs Drug Stores Corp.	2,589	135,974
Luby's, Inc.(a)	1,453	14,036
McCormick & Schmick's Seafood Restaurants, Inc.(a)	1,250	32,425
Men's Wearhouse, Inc.	2,233	114,039
Movado Group, Inc.	2,100	70,854
Nu Skin Enterprises, Inc. Cl. A	1,800	29,700
O'Charley's, Inc.	1,700	34,272
Office Depot, Inc.(a)	1,600	48,480

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Payless ShoeSource, Inc.(a)	5,148	$162,419
PC Connection, Inc.(a) (b)	1,400	18,536
The PEP Boys - Manny, Moe & Jack	2,700	54,432
RadioShack Corp.(b)	4,019	133,190
Regis Corp.(b)	6,076	232,407
Ross Stores, Inc.	3,500	107,800
Ruby Tuesday, Inc.	3,100	81,623
Saks, Inc.	2,600	55,510
Sally Beauty Co., Inc.(a)	11,700	105,300
Shoe Carnival, Inc.(a)	968	26,610
Sonic Automotive, Inc.	6,500	188,305
Stage Stores, Inc.	5,593	117,229
Syms Corp.(a) (b)	100	1,973
Systemax, Inc.(b)	1,300	27,053
Tween Brands, Inc.(a)	1,300	57,980
Wendy's International, Inc.	3,400	124,950
West Marine, Inc.(a)	700	9,632
Wet Seal, Inc. Cl. A(a) (b)	5,356	32,190
		6,967,751
Savings & Loans — 1.1%
Astoria Financial Corp.	900	22,536
Bankfinancial Corp.	200	3,090
Downey Financial Corp.(b)	1,200	79,176
First Financial Holdings, Inc.	200	6,542
First Niagara Financial Group, Inc.	13,808	180,885
FirstFed Financial Corp.(a) (b)	3,125	177,281
Franklin Bank Corp.(a) (b)	600	8,940
Hudson City Bancorp, Inc.(b)	7,300	89,206
MAF Bancorp, Inc.	3,300	179,058
PFF Bancorp, Inc.	325	9,077
Provident Financial Services, Inc.(b)	5,111	80,549
TierOne Corp.	1,178	35,458
Washington Federal, Inc.	3,200	77,792
Westfield Financial, Inc.	400	3,988
WSFS Financial Corp.	300	19,629
		973,207
Semiconductors — 3.9%
Actel Corp.(a)	1,800	25,038
AMIS Holdings, Inc.(a)	11,600	145,232
Amkor Technology, Inc.(a)	12,525	197,269
Asyst Technologies, Inc.(a)	2,698	19,507
ATMI, Inc.(a)	5,900	177,000
AuthenTec, Inc.(a)	2,900	30,015

	Number of Shares	Market Value
Axcelis Technologies, Inc.(a)	5,700	$36,993
Brooks Automation, Inc.(a) (b)	12,300	223,245
Cabot Microelectronics Corp.(a)	500	17,745
Cohu, Inc.	100	2,225
Credence Systems Corp.(a)	2,700	9,720
Emulex Corp.(a)	6,296	137,505
Entegris, Inc.(a) (b)	11,200	133,056
Exar Corp.(a)	2,600	34,840
Fairchild Semiconductor International, Inc.(a)	4,800	92,736
Hittite Microwave Corp.(a)	1,900	81,187
Intersil Corp. Cl. A	900	28,314
KLA-Tencor Corp.(b)	800	43,960
Kulicke & Soffa Industries, Inc.(a)	4,890	51,198
Lam Research Corp.(a)	2,100	107,940
LTX Corp.(a)	2,700	15,012
Mattson Technology, Inc.(a)	700	6,790
Micrel, Inc.	20,863	265,377
Microchip Technology, Inc.	200	7,408
MKS Instruments, Inc.(a) (b)	9,740	269,798
National Semiconductor Corp.	5,300	149,831
Novellus Systems, Inc.(a)	3,400	96,458
ON Semiconductor Corp.(a)	11,000	117,920
Rudolph Technologies, Inc.(a)	100	1,661
Semtech Corp.(a) (b)	5,100	88,383
SiRF Technology Holdings, Inc.(a) (b)	1,600	33,184
Supertex, Inc.(a)	800	25,072
Teradyne, Inc.(a) (b)	5,600	98,448
Tessera Technologies, Inc.(a)	5,100	206,805
Triquint Semiconductor, Inc.(a)	3,785	19,152
Varian Semiconductor Equipment Associates, Inc.(a)	3,300	132,198
Verigy Ltd.(a)	7,900	226,019
Xilinx, Inc.(b)	3,900	104,403
Zoran Corp.(a)	5,900	118,236
		3,576,880
Software — 3.4%
Actuate Corp.(a)	6,592	44,760
Acxiom Corp.	3,400	89,930
Advent Software, Inc.(a) (b)	952	30,988

	Number of Shares	Market Value
Aspen Technology, Inc.(a)	11,869	$166,166
Avid Technology, Inc.(a) (b)	600	21,210
Blackbaud, Inc.	6,000	132,480
Blackboard, Inc.(a) (b)	500	21,060
BMC Software, Inc.(a)	4,189	126,927
Broadridge Financial Solutions, Inc.	3,800	72,656
Cognos, Inc.(a)	1,800	71,406
Compuware Corp.(a)	10,700	126,902
CSG Systems International, Inc.(a)	9,896	262,343
Digi International, Inc.(a)	304	4,481
Dun & Bradstreet Corp.	100	10,298
eFunds Corp.(a)	900	31,761
Epicor Software Corp.(a)	5,300	78,811
EPIQ Systems, Inc.(a)	2,900	46,864
Fair Isaac Corp.	2,777	111,413
FalconStor Software, Inc.(a) (b)	3,200	33,760
Fiserv, Inc.(a)	2,900	164,720
infoUSA, Inc.	200	2,044
InPhonic, Inc.(a) (b)	400	1,864
Interactive Intelligence, Inc.(a)	200	4,120
Inter-Tel, Inc.	200	4,786
INVESTools, Inc.(a)	1,071	10,667
ManTech International Corp. Cl. A(a)	4,700	144,901
MicroStrategy, Inc. Cl. A(a)	2,084	196,917
Omnicell, Inc.(a)	2,300	47,794
Open Text Corp.(a) (b)	7,553	164,353
OPNET Technologies, Inc.(a)	100	1,151
Parametric Technology Corp.(a) (b)	8,900	192,329
Phase Forward, Inc.(a)	2,685	45,189
PROS Holdings, Inc.(a)	3,600	47,160
Quality Systems, Inc.(b)	1,900	72,143
Quest Software, Inc.(a) (b)	7,000	113,330
SPSS, Inc.(a)	2,173	95,916
Sybase, Inc.(a)	3,900	93,171
SYNNEX Corp.(a)	400	8,244
THE9 Ltd. ADR (Cayman Islands)(a) (b)	2,500	115,650
Total System Services, Inc.	2,400	70,824
Wind River Systems, Inc.(a)	3,300	36,300
		3,117,789
Telecommunications — 5.0%
ADC Telecommunications, Inc.(a)	900	16,497
ADTRAN, Inc.	11,500	298,655

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Aeroflex, Inc.(a)	1,900	$26,923
Alaska Communications Systems Group, Inc.	3,030	47,995
Anaren, Inc.(a)	1,629	28,687
Arris Group, Inc.(a)	19,500	343,005
Atheros Communications, Inc.(a) (b)	8,200	252,888
Atlantic Tele-Network, Inc.	500	14,320
Avaya, Inc.(a)	7,800	131,352
BigBand Networks, Inc.(a) (b)	400	5,244
Cbeyond, Inc.(a)	5,200	200,252
C-COR, Inc.(a)	2,700	37,962
Cellcom Israel Ltd.	2,420	64,057
CenturyTel, Inc.	2,659	130,424
Cincinnati Bell, Inc.(a)	51,109	295,410
Citizens Communications Co.	7,864	120,083
CommScope, Inc.(a)	3,264	190,454
Comtech Telecommunications(a) (b)	5,400	250,668
Consolidated Communications Holdings, Inc.	1,800	40,680
CT Communications, Inc.	1,638	49,975
Ditech Networks, Inc.(a)	2,100	17,199
Dobson Communications Corp. Cl. A(a)	4,500	49,995
Embarq Corp.	2,600	164,762
EMS Technologies, Inc.(a)	1,286	28,369
Extreme Networks, Inc.(a)	7,100	28,755
Foundry Networks, Inc.(a)	6,600	109,956
General Communication, Inc. Cl. A(a)	2,649	33,934
Golden Telecom, Inc.(b)	200	11,002
Hypercom Corp.(a)	3,832	22,647
Infinera Corp.(a) (b)	2,700	67,284
InterDigital Communications Corp.(a) (b)	8,000	257,360
Iowa Telecommunications Services, Inc.(b)	2,100	47,733
Knology, Inc.(a)	1,001	17,387
Loral Space & Communications(a)	900	44,352
Netgear, Inc.(a)	5,900	213,875
Network Equipment Technologies, Inc.(a)	1,600	15,264
North Pittsburgh Systems, Inc.	153	3,251
Novatel Wireless, Inc.(a)	2,300	59,846
NTELOS Holdings Corp.	600	16,584
Oplink Communications, Inc.(a)	1,279	19,185

	Number of Shares	Market Value
PAETEC Holding Corp.(a) (b)	4,100	$46,289
Polycom, Inc.(a)	741	24,898
Premiere Global Services, Inc.(a)	9,400	122,388
RF Micro Devices, Inc.(a) (b)	6,300	39,312
Savvis, Inc.(a)	1,300	64,363
Sonus Networks, Inc.(a)	19,400	165,288
Starent Networks Corp.(a)	1,640	24,108
Telephone and Data Systems, Inc.	2,200	137,654
USA Mobility, Inc.(a)	1,900	50,844
UTStarcom, Inc.(a) (b)	8,500	47,685
Viasat, Inc.(a)	1,689	54,217
		4,551,317
Telephone Utilities — 0.0%
Rural Cellular Corp. Cl. A(a)	200	8,762
Textiles — 0.0%
Angelica Corp.	100	2,108
UniFirst Corp./MA	600	26,430
		28,538
Tobacco — 0.0%
Vector Group Ltd.	100	2,253
Toys, Games & Hobbies — 0.5%
Hasbro, Inc.	3,800	119,358
JAKKS Pacific, Inc.(a) (b)	1,900	53,466
Marvel Entertainment, Inc.(a)	3,815	97,206
Mattel, Inc.	5,100	128,979
RC2 Corp.(a)	1,900	76,019
The Topps Co., Inc.	200	2,102
		477,130
Transportation — 2.2%
ABX Air, Inc.(a)	3,000	24,180
Arlington Tankers Ltd.	100	2,868
Atlas Air Worldwide Holdings, Inc.(a)	400	23,576
CAI International, Inc.(a)	3,100	40,858
Con-way, Inc.	1,900	95,456
Eagle Bulk Shipping, Inc.	500	11,205
EGL, Inc.(a)	2,137	99,328
Excel Maritime Carriers Ltd.	1,000	25,180
Frontline Ltd.(b)	1,800	82,530
Genco Shipping & Trading Ltd.(b)	600	24,756
General Maritime Corp.(b)	4,672	125,116
Golar LNG Ltd.	400	6,664

	Number of Shares	Market Value
Gulfmark Offshore, Inc.(a)	3,900	$199,758
Horizon Lines, Inc. Cl. A(b)	6,400	209,664
Hub Group, Inc. Cl. A(a)	7,921	278,502
Kansas City Southern(a)	2,800	105,112
Knightsbridge Tankers Ltd.(b)	900	27,459
Laidlaw International, Inc.	3,610	124,726
Landstar System, Inc.	1,800	86,850
Overseas Shipholding Group, Inc.	1,500	122,100
Pacer International, Inc.	1,200	28,224
Saia, Inc.(a)	981	26,742
Ship Finance International Ltd.	1,200	35,616
Teekay Corp.	700	40,537
Tidewater, Inc.	1,858	131,695
		1,978,702
Trucking & Leasing — 0.0%
TAL International Group, Inc.	100	2,971
TOTAL EQUITIES (Cost $78,324,061)		90,139,288
	Principal Amount
SHORT-TERM INVESTMENTS — 20.0%
Cash Equivalents — 18.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$217,453	217,453
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	543,633	543,633
American Beacon Money Market Fund(c)	609,935	609,935
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	407,725	407,725
Bank of America 5.270% 07/06/2007	543,633	543,633
Bank of America 5.270% 07/16/2007	108,727	108,727
Bank of America 5.270% 08/17/2007	135,908	135,908
Bank of America 5.300% 09/17/2007	271,816	271,816
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	543,633	543,633

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	$135,908	$135,908
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	108,727	108,727
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	81,545	81,545
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	516,451	516,451
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	298,998	298,998
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	543,633	543,633
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	108,727	108,727
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	271,816	271,816
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	81,545	81,545
BGI Institutional Money Market Fund(c)	353,361	353,361
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	815,449	815,449
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	271,816	271,816
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	815,449	815,449
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	543,633	543,633
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	543,633	543,633
Dreyfus Institutional Cash Advantage Money Market Fund(c)	163,090	163,090
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	40,319	40,319
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	135,908	135,908

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	$135,908	$135,908
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	190,272	190,272
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	135,908	135,908
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	108,727	108,727
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	271,816	271,816
Freddie Mac Discount Note 5.155% 07/16/2007	51,327	51,327
Freddie Mac Discount Note 5.185% 07/09/2007	26,796	26,796
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	244,635	244,635
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	271,816	271,816
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	271,257	271,257
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	407,725	407,725
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	543,633	543,633
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	815,449	815,449
Reserve Primary Money Market Fund(c)	539,686	539,686
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	543,633	543,633
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	135,908	135,908
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	543,633	543,633
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	81,545	81,545

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	$91,317	$91,317
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	380,543	380,543
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	543,633	543,633
Vanguard Prime Money Market Fund(c)	271,816	271,816
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	146,781	146,781
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	543,633	543,633
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	271,816	271,816
		16,781,684
Repurchase Agreements — 1.6%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	1,481,381	1,481,381
TOTAL SHORT-TERM INVESTMENTS (Cost $18,263,065)		18,263,065
TOTAL INVESTMENTS — 118.6% (Cost $96,587,126)(f)		108,402,353
Other Assets/ (Liabilities) — (18.6%)		(16,994,992)
NET ASSETS — 100.0%		$91,407,361

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,481,813. Collateralized by a U.S. Government Agency Obligation with a rate of 8.125%, maturity date of 5/25/2026, and an aggregate market value, including accrued interest, of $1,555,450.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MML Small Company Opportunities Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 81.9%
COMMON STOCK — 81.9%
Apparel — 0.8%
Deckers Outdoor Corp.(a)	7,400	$746,660
Banks — 8.0%
Boston Private Financial Holdings, Inc.(b)	55,200	1,483,224
Columbia Banking Systems, Inc.	51,500	1,506,375
Financial Institutions, Inc.	47,300	954,987
First State Bancorp	67,100	1,428,559
IBERIABANK Corp.	28,000	1,384,600
Preferred Bank/ Los Angeles, CA	26,250	1,050,000
		7,807,745
Chemicals — 1.9%
Balchem Corp. Cl. B	102,912	1,869,911
Commercial Services — 13.0%
CRA International, Inc.(a) (b)	32,600	1,571,320
Forrester Research, Inc.(a)	73,122	2,056,922
Great Lakes Dredge & Dock Corp.(a) (b)	11,200	106,400
HMS Holdings Corp.(a) (b)	64,600	1,236,444
Multi-Color Corp.	39,618	1,557,384
On Assignment, Inc.(a)	175,300	1,879,216
Providence Service Corp. (The)(a) (b)	36,200	967,264
Standard Parking Corp.(a)	44,200	1,552,746
Team, Inc.(a) (b)	40,561	1,824,028
		12,751,724
Computers — 3.9%
Magma Design Automation, Inc.(a)	83,800	1,176,552
NCI, Inc. Cl. A(a)	87,700	1,470,729
SI International, Inc.(a)	34,900	1,152,398
		3,799,679
Diversified Financial — 1.4%
Penson Worldwide, Inc.(a)	56,300	1,381,039
Electronics — 7.9%
Axsys Technologies, Inc.(a)	104,117	2,227,063
Excel Technology, Inc.(a)	45,082	1,259,591
II-VI, Inc.(a)	62,529	1,698,913

	Number of Shares	Market Value
LaBarge, Inc.(a)	129,000	$1,585,410
Nu Horizons Electronics Corp.(a) (b)	73,688	980,787
		7,751,764
Entertainment — 1.2%
Pinnacle Entertainment, Inc.(a)	41,900	1,179,485
Health Care – Products — 2.2%
Lifecore Biomedical Inc.(a)	56,200	891,894
Merit Medical Systems, Inc.(a)	104,600	1,251,016
		2,142,910
Health Care – Services — 4.8%
Bio-Reference Labs, Inc.(a) (b)	65,200	1,783,220
Psychemedics Corp.	16,600	338,806
Symbion, Inc.(a)	76,300	1,656,473
U.S. Physical Therapy, Inc.(a)	68,800	926,736
		4,705,235
Heavy Construction — 1.1%
Sterling Construction Co., Inc.(a)	51,300	1,084,995
Insurance — 2.6%
CRM Holdings, Ltd.(a)	109,200	835,380
Darwin Professional Underwriters, Inc.(a)	65,700	1,653,669
		2,489,049
Internet — 3.5%
i2 Technologies, Inc.(a) (b)	92,700	1,727,928
Online Resources Corp.(a)	155,300	1,705,194
		3,433,122
Leisure Time — 1.6%
Ambassadors Group, Inc.	42,500	1,510,025
Machinery – Diversified — 3.9%
Columbus McKinnon Corp.(a)	54,160	1,743,952
Dxp Enterprises Inc.(a) (b)	33,600	1,436,400
Kadant, Inc.(a)	21,159	660,161
		3,840,513
Manufacturing — 3.4%
GP Strategies Corp.(a)	123,900	1,348,032
Raven Industries, Inc.(b)	54,200	1,935,482
		3,283,514

	Number of Shares	Market Value
Media — 1.0%
Saga Communications, Inc. Cl. A(a)	103,975	$1,018,955
Oil & Gas Services — 3.2%
Dawson Geophysical Co.(a)	19,400	1,192,324
RPC, Inc.(b)	114,912	1,958,100
		3,150,424
Retail — 4.7%
Citi Trends, Inc.(a) (b)	47,400	1,799,304
Movado Group, Inc.	61,510	2,075,347
Noble Romans, Inc.(a)	100,900	746,660
		4,621,311
Software — 6.5%
Applix, Inc.(a)	82,797	1,362,011
Bitstream, Inc. Cl. A(a)	172,373	1,191,097
MSC.Software Corp.(a)	125,400	1,697,916
PDF Solutions, Inc.(a)	180,700	2,137,681
		6,388,705
Telecommunications — 2.0%
EMS Technologies, Inc.(a)	87,700	1,934,662
Transportation — 3.3%
Marten Transport Ltd.(a)	61,300	1,104,013
Old Dominion Freight Line, Inc.(a)	33,000	994,950
Vitran Corp., Inc.(a)	54,950	1,172,633
		3,271,596
TOTAL EQUITIES (Cost $69,615,846)		80,163,023
MUTUAL FUNDS — 8.8%
Investment Companies
iShares Russell 2000 Index Fund(b)	52,200	4,329,468
iShares S&P SmallCap 600 Index Fund(b)	60,500	4,300,945
		8,630,413
TOTAL MUTUAL FUNDS (Cost $8,804,760)		8,630,413
TOTAL LONG TERM INVESTMENTS (Cost $78,420,606)		88,793,436

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 33.3%
Cash Equivalents — 24.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$316,282	$316,282
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	790,704	790,704
American Beacon Money Market Fund(c)	887,135	887,135
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	593,029	593,029
Bank of America 5.270% 07/06/2007	790,706	790,706
Bank of America 5.270% 07/16/2007	158,141	158,141
Bank of America 5.270% 08/17/2007	197,676	197,676
Bank of America 5.300% 09/17/2007	395,353	395,353
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	790,706	790,706
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	197,676	197,676
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	158,141	158,141
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	118,606	118,606
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	751,170	751,170
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	434,888	434,888
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	790,706	790,706
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	158,141	158,141
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	395,353	395,353
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	118,606	118,606

	Principal Amount	Market Value
BGI Institutional Money Market Fund(c)	$513,959	$513,959
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	1,186,059	1,186,059
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	395,353	395,353
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,186,059	1,186,059
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	790,706	790,706
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	790,706	790,706
Dreyfus Institutional Cash Advantage Money Market Fund(c)	237,212	237,212
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	58,644	58,644
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	197,676	197,676
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	197,676	197,676
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	276,747	276,747
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	197,676	197,676
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	158,141	158,141
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	395,353	395,353
Freddie Mac Discount Note 5.155% 07/16/2007	74,655	74,655
Freddie Mac Discount Note 5.185% 07/09/2007	38,974	38,974
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	355,818	355,818

	Principal Amount	Market Value
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	$395,353	$395,353
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	394,540	394,540
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	593,029	593,029
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	790,706	790,706
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,186,059	1,186,059
Reserve Primary Money Market Fund(c)	784,964	784,964
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	790,706	790,706
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	197,676	197,676
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	790,706	790,706
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	118,606	118,606
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	132,819	132,819
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	553,494	553,494
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	790,706	790,706
Vanguard Prime Money Market Fund(c)	395,353	395,353
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	213,491	213,491
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	790,706	790,706
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	395,353	395,353
		24,408,700

(Continued)

The accompanying notes are an integral part of the financial statements.

35

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 8.4%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	$8,208,206	$8,208,206
TOTAL SHORT-TERM INVESTMENTS (Cost $32,616,906)		32,616,906
TOTAL INVESTMENTS — 124.0% (Cost $111,037,512)(f)		121,410,342
Other Assets/ (Liabilities) — (24.0%)		(23,485,667)
NET ASSETS — 100.0%		$97,924,675

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $8,210,600. Collaterized by a U.S. Government Agency obligation with a rate of 8.25%, maturity date of 7/25/2028, and an aggregate market value, including accued interest, of $8,618,616.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

36

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Inflation- Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$260,929,164	$47,103,344	$90,139,288	$88,793,436
Short-term investments, at value (Note 2)(b)	5,487,626	3,402,456	18,263,065	32,616,906
Total investments(c)	266,416,790	50,505,800	108,402,353	121,410,342
Foreign currency, at value(d)	-	-	5,488	-
Receivables from:
Investments sold	-	7,644,127	202,659	1,646,757
Investment Adviser (Note 3)	-	214	10,386	-
Fund shares sold	327,396	23,158	157,574	106,834
Interest and dividends	1,873,448	64,301	102,487	72,341
Foreign taxes withheld	-	-	7	-
Total assets	268,617,634	58,237,600	108,880,954	123,236,274
Liabilities:
Payables for:
Investments purchased	-	7,753,325	531,679	724,975
Fund shares repurchased	51,698	22,563	71,681	78,424
Securities on loan (Note 2)	-	3,240,764	16,781,684	24,408,700
Directors' fees and expenses (Note 3)	-	386	7,617	1,896
Affiliates (Note 3):
Investment management fees	119,484	20,908	47,643	81,247
Due to custodian	-	-	-	-
Accrued expense and other liabilities	13,114	16,486	33,289	16,357
Total liabilities	184,296	11,054,432	17,473,593	25,311,599
Net assets	$268,433,338	$47,183,168	$91,407,361	$97,924,675
Net assets consist of:
Paid-in capital	$278,071,297	$40,522,961	$73,588,419	$76,503,590
Undistributed net investment income (distributions in excess of net investment income)	4,573,763	271,406	420,340	(120,527)
Accumulated net realized gain (loss) on investments	(1,234,329)	3,240,816	5,583,349	11,168,782
Net unrealized appreciation (depreciation) on investments	(12,977,393)	3,147,985	11,815,253	10,372,830
Net Assets	$268,433,338	$47,183,168	$91,407,361	$97,924,675
Shares outstanding	26,205,729	4,112,528	8,244,574	5,895,714
Net asset value, offering price and redemption price per share	$10.24	$11.47	$11.09	$16.61
(a) Cost of investments - unaffiliated issuers:	$273,906,557	$43,955,359	$78,324,061	$78,420,606
(b) Cost of short-term investments:	$5,487,626	$3,402,456	$18,263,065	$32,616,906
(c) Securities on loan with market value of:	$-	$3,128,302	$16,155,806	$23,558,634
(d) Cost of foreign currency:	$-	$-	$5,402	$-

The accompanying notes are an integral part of the financial statements.
37

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

	MML Inflation- Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Investment Income (Note 2):
Dividends(a)	$-	$421,093	$672,460	$184,848
Interest	7,249,375	1,548	54,414	171,010
Securities lending net income	-	1,235	24,585	45,624
Total investment income	7,249,375	423,876	751,459	401,482
Expenses (Note 3):
Investment management fees (Note 3)	711,648	127,263	290,588	488,129
Custody fees	10,470	8,049	80,022	8,231
Trustee reporting	1,118	1,114	1,114	1,114
Audit and legal fees	15,381	14,203	14,893	14,482
Proxy fees	295	562	562	562
Shareholder reporting fees	3,801	729	1,404	1,441
Directors' fees (Note 3)	12,559	2,176	5,210	4,948
	755,272	154,096	393,793	518,907
Total expenses	755,272	154,096	393,793	518,907
Expenses waived (Note 3):	-	(1,381)	(54,028)	-
Net expenses	755,272	152,715	339,765	518,907
Net investment income (loss)	6,494,103	271,161	411,694	(117,425)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(384,145)	3,431,218	4,513,203	9,874,894
Foreign currency transactions	-	-	(614)	-
Net realized gain (loss)	(384,145)	3,431,218	4,512,589	9,874,894
Net change in unrealized appreciation (depreciation) on:
Investments	(5,140,740)	(1,045,404)	3,584,509	(4,380,932)
Translation of assets and liabilities in foreign currencies	-	-	105	-
Net unrealized appreciation (depreciation)	(5,140,740)	(1,045,404)	3,584,614	(4,380,932)
Net realized and unrealized gain (loss)	(5,524,885)	2,385,814	8,097,203	5,493,962
Net increase (decrease) in net assets resulting from operations	$969,218	$2,656,975	$8,508,897	$5,376,537
(a) Net of withholding tax of:	$-	$-	$585	$-

The accompanying notes are an integral part of the financial statements.
38

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Inflation- Protected Bond Fund		MML Enhanced Index Core Equity Fund		MML Small Cap Equity Fund		MML Small Company Opportunities Fund
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,494,103	$7,492,828	$271,161	$489,443	$411,694	$349,774	$(117,425)	$(252,182)
Net realized gain (loss) on investment transactions	(384,145)	(2,349,136)	3,431,218	1,549,892	4,512,589	22,184,476	9,874,894	8,498,090
Net change in unrealized appreciation (depreciation) on investments	(5,140,740)	(2,901,141)	(1,045,404)	3,131,770	3,584,614	(13,326,193)	(4,380,932)	3,488,461
Net increase (decrease) in net assets resulting from operations	969,218	2,242,551	2,656,975	5,171,105	8,508,897	9,208,057	5,376,537	11,734,369
Distributions to shareholders (Note 2):
From net investment income:	(1,951,640)	(7,995,681)	-	(483,669)	-	(340,572)	-	-
From net realized gains:	-	-	-	(1,526,221)	-	(21,328,611)	-	(8,850,246)
Net fund share transactions (Note 5):	37,095,764	66,766,174	(1,979,530)	24,556,594	(5,423,454)	7,724,830	2,329,718	13,582,791
Total increase (decrease) in net assets	36,113,342	61,013,044	677,445	27,717,809	3,085,443	(4,736,296)	7,706,255	16,466,914
Net assets:
Beginning of year	232,319,996	171,306,952	46,505,723	18,787,914	88,321,918	93,058,214	90,218,420	73,751,506
End of year	$268,433,338	$232,319,996	$47,183,168	$46,505,723	$91,407,361	$88,321,918	$97,924,675	$90,218,420
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,573,763	$31,300	$271,406	$245	$420,340	$8,646	$(120,527)	$(3,102)

The accompanying notes are an integral part of the financial statements.
39

MML Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$10.27		$10.57	$10.91	$10.72	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.38 ***	0.79 ***	0.36	0.23		0.09
Net realized and unrealized gain (loss) on investments	(0.21)		(0.28)	(0.62)	0.29	0.50		0.23
Total income from investment operations	0.05		0.10	0.17	0.65	0.73		0.32
Less distributions to shareholders:
From net investment income	(0.08)		(0.40)	(0.51)	(0.40)	(0.23)		(0.09)
Tax return of capital	-		-	(0.00)†	-	-		-
From net realized gains	-		-	(0.00)†	(0.06)	(0.01)		-
Total distributions	(0.08)		(0.40)	(0.51)	(0.46)	(0.24)		(0.09)
Net asset value, end of period	$10.24		$10.27	$10.57	$10.91	$10.72		$10.23
Total Return(a)	0.48	% **	0.97%	1.61%	6.25%	7.01%		3.17	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$268,433		$232,320	$171,307	$88,838	$35,436		$10,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.60	% *	0.61%	0.63%	0.66%	0.78%		1.57	% *
After expense waiver	N/A		N/A	N/A	N/A	0.71	% #	0.71	% #*
Net investment income (loss) to average daily net assets	5.17	% *	3.67%	7.29%	3.69%	2.53%		2.54	% *
Portfolio turnover rate	6	% **	10%	2%	15%	25%		0	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

+  For the period from August 30, 2002 (commencement of operations) through December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

40

MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$10.84		$9.75		$9.83		$8.99		$7.13		$9.21
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.14	***	0.13		0.13		0.08		0.07
Net realized and unrealized gain (loss) on investments	0.57		1.44		0.41		0.84		1.86		(2.08)
Total income (loss) from investment operations	0.63		1.58		0.54		0.97		1.94		(2.01)
Less distributions to shareholders:
From net investment income	-		(0.12)		(0.12)		(0.13)		(0.08)		(0.07)
From net realized gains	-		(0.37)		(0.50)		-		-		-
Total distributions	-		(0.49)		(0.62)		(0.13)		(0.08)		(0.07)
Net asset value, end of period	$11.47		$10.84		$9.75		$9.83		$8.99		$7.13
Total Return(a)	5.81	%**	16.18%		5.53%		10.81%		27.19%		(21.80)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$47,183		$46,506		$18,788		$18,156		$16,083		$9,666
Ratio of expenses to average daily net assets:
Before expense waiver	0.67	%*	0.70%		0.81%		0.81%		0.80%		0.95%
After expense waiver	0.66	%*#	0.66	% #	0.66	% #	0.66	% #	0.66	% #	0.66	% #
Net investment income (loss) to average daily net assets	1.17	%*	1.36%		1.28%		1.43%		1.14%		0.96%
Portfolio turnover rate	97	%**	123%		144%		120%		78%		82%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

41

MML Small Cap Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$10.09		$12.05		$12.71	$11.14	$8.50		$9.67
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.05	***	0.03 ***	0.02	0.02		0.02
Net realized and unrealized gain (loss) on investments	0.95		1.24		(0.05)	1.80	2.64		(1.17)
Total income (loss) from investment operations	1.00		1.29		(0.02)	1.82	2.66		(1.15)
Less distributions to shareholders:
From net investment income	-		(0.05)		(0.03)	(0.02)	(0.02)		(0.02)
From net realized gains	-		(3.20)		(0.61)	(0.23)	-		-
Total distributions	-		(3.25)		(0.64)	(0.25)	(0.02)		(0.02)
Net asset value, end of period	$11.09		$10.09		$12.05	$12.71	$11.14		$8.50
Total Return(a)	9.88	%**	10.50%		(0.21)%	16.36%	31.29%		(11.84)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$91,407		$88,322		$93,058	$100,915	$85,904		$61,508
Ratio of expenses to average daily net assets:
Before expense waiver	0.88	%*	0.91%		0.71%	0.71%	0.73%		0.77%
After expense waiver	0.76	%*#	0.76	% #	N/A	N/A	0.73	% (b)	0.76	% (b)
Net investment income (loss) to average daily net assets	0.92	%*	0.38%		0.25%	0.17%	0.20%		0.25%
Portfolio turnover rate	54	%**	162%		27%	39%	43%		44%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusions of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

42

MML Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$15.69		$15.08		$15.19	$13.79	$10.13		$10.84
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.05	)***	(0.06)	(0.07)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	0.94		2.35		1.71	2.62	4.32		(0.66)
Total income (loss) from investment operations	0.92		2.30		1.65	2.55	4.28		(0.69)
Less distributions to shareholders:
From net realized gains	-		(1.69)		(1.76)	(1.15)	(0.62)		(0.02)
Net asset value, end of period	$16.61		$15.69		$15.08	$15.19	$13.79		$10.13
Total Return(a)	5.86	% **	15.42%		10.94%	18.83%	42.25%		(6.34)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$97,925		$90,218		$73,752	$63,331	$43,172		$23,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.12	% *	1.12%		1.14%	1.15%	1.18%		1.29%
After expense waiver	N/A		N/A		N/A	NA	1.16	% #	1.16	% #
Net investment income (loss) to average daily net assets	(0.25	)% *	(0.31)%		(0.44)%	(0.55)%	(0.38)%		(0.41)%
Portfolio turnover rate	42	% **	55%		56%	59%	57%		43%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

43

Notes to Financial Statements (Unaudited)

1.  The Fund  MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML II Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of MML II Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund") and MML Small Company Opportunities Fund ("Small Company Opportunities Fund").

MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

2.  Significant Accounting Policies  The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment
Valuation  Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

44

Notes to Financial Statements (Unaudited) (Continued)

Securities Lending  Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2007, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Enhanced Index Core Equity Fund	$3,128,302	$3,240,764
Small Cap Equity Fund	16,155,806	16,781,684
Small Company Opportunites Fund	23,558,634	24,408,700
	$42,842,742	$44,431,148

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

The MML II Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2007, the MML II Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Enhanced Index Core Equity Fund	$72,471	$71,236	$1,235
Small Cap Equity Fund	417,256	392,671	24,585
Small Company Opportunites Fund	405,261	359,637	45,624
	$894,988	$823,544	$71,444

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their

45

Notes to Financial Statements (Unaudited) (Continued)

shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders  Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund and annually for the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

At June 30, 2007, the Funds had no open forward foreign currency contracts.

46

Notes to Financial Statements (Unaudited) (Continued)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2007, the Funds had no open obligations under these forward commitments.

Financial Futures Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

At June 30, 2007, the Funds had no open futures contracts.

Inflation-Indexed Bonds  The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

47

Notes to Financial Statements (Unaudited) (Continued)

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees  Under agreements between MML II Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Inflation-Protected Bond Fund's and the Enhanced Index Core Equity Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets of the Inflation-Protected Bond Fund. For the

48

Notes to Financial Statements (Unaudited) (Continued)

Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% on the first $50 million, 0.25% on the next $50 million, and 0.20% on any excess over $100 million. For purposes of this sub-advisory agreement, "Aggregate Assets" means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

Prior to March 1, 2007, Babson Capital managed the investment and reinvestment of the assets of the Enhanced Index Core Equity Fund and received fees equal to an annual rate of 0.25% of average daily net assets.

MassMutual has entered into investment sub-advisory agreements with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser providing day-to-day management of each Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Small Cap Equity Fund and 0.75% of the average daily net assets of the Small Company Opportunities Fund.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Expense Waivers  MassMutual has agreed to bear the expenses of the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation expenses and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund* fees and expenses, in excess of 0.11% of the average daily net asset values of each Fund through April 30, 2008. This agreement cannot be terminated unilaterally by MassMutual.

During the period, from January 1, 2007 through April 30, 2007, MassMutual agreed to bear the expenses of the Inflation-Protected Bond Fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Fund.

*Acquired Fund fees and expenses represent approximate expenses borne indirectly by a Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of a Fund's investments among other pooled investment vehicles.

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Inflation-Protected Bond Fund	$-	$64,361,057
	Enhanced Index Core Equity Fund	-	45,199,022
	Small Cap Equity Fund	-	48,660,227
	Small Company Opportunities Fund	-	37,022,113
Sales	Inflation-Protected Bond Fund	$-	$14,790,202
	Enhanced Index Core Equity Fund	-	46,764,309
	Small Cap Equity Fund	-	54,256,192
	Small Company Opportunities Fund	-	35,951,733

49

Notes to Financial Statements (Unaudited) (Continued)

5.  Capital Share Transactions  The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Inflation-Protected Bond Fund
Sold	4,488,028	$46,304,746	8,757,004	$91,267,527
Issued as reinvestment of dividends	188,201	1,951,640	776,222	7,995,681
Redeemed	(1,083,315)	(11,160,622)	(3,127,296)	(32,497,034)
Net increase (decrease)	3,592,914	$37,095,764	6,405,930	$66,766,174
Enhanced Index Core Equity Fund
Sold	119,258	$1,332,315	2,688,637	$27,842,459
Issued as reinvestment of dividends	-	-	185,091	2,009,890
Redeemed	(296,949)	(3,311,845)	(510,169)	(5,295,755)
Net increase (decrease)	(177,691)	$(1,979,530)	2,363,559	$24,556,594
Small Cap Equity Fund
Sold	282,003	$3,015,673	619,572	$7,786,261
Issued as reinvestment of dividends	-	-	2,123,583	21,669,183
Redeemed	(791,125)	(8,439,127)	(1,711,718)	(21,730,614)
Net increase (decrease)	(509,122)	$(5,423,454)	1,031,437	$7,724,830
Small Company Opportunities Fund
Sold	490,686	$7,941,192	835,553	$13,318,761
Issued as reinvestment of dividends	-	-	562,937	8,850,246
Redeemed	(345,859)	(5,611,474)	(537,870)	(8,586,216)
Net increase (decrease)	144,827	$2,329,718	860,620	$13,582,791

6.  Federal Income Tax Information  At June 30, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation-Protected Bond Fund	$279,394,183	$4,267	$(12,981,660)	$(12,977,393)
Enhanced Index Core Equity Fund	47,357,815	3,530,935	(382,950)	3,147,985
Small Cap Equity Fund	96,587,126	13,481,543	(1,666,316)	11,815,227
Small Company Opportunites Fund	111,037,512	12,851,008	(2,478,178)	10,372,830

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

Expiring 2014
Inflation-Protected Bond Fund	$608,772

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

50

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Inflation-Protected Bond Fund	$7,995,681	$-	$-	$-
Enhanced Index Core Equity Fund	1,007,214	1,002,676	-	-
Small Cap Equity Fund	340,572	21,328,611	-	-
Small Company Opportunities Fund	1,180,810	7,669,436	-	-

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Inflation-Protected Bond Fund	$34,500	$(608,772)	$(3,200)	$(8,078,065)
Enhanced Index Core Equity Fund	135,574	68,899	(593)	3,799,352
Small Cap Equity Fund	1,107,736	188,712	(5,753)	8,019,350
Small Company Opportunities Fund	-	1,414,264	(3,102)	14,633,386

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48) on June 29, 2007. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Funds. As of and during the period ended June 30, 2007, the Funds did not have a liability for any unrecognized tax benefits.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended June 30, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006 respectively.

7.  New Accounting Pronouncements  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

51

Notes to Financial Statements (Unaudited) (Continued)

9.  Quarterly Reporting (Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Trustees' Approval of Investment Advisory Contracts (Unaudited)  At their meeting on February 21, 2007, the Board of Trustees of MML II Trust, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of MML II Trust, the Adviser or Sub-Adviser (the "Independent Trustees"), approved an amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with Babson Capital Management LLC ("Babson Capital") for the MML Enhanced Index Core Equity Fund. Under the Amended Sub-Advisory Agreement, a modification would be made to the investment sub-advisory fee, whereby the fee schedule would include breakpoints based on Aggregate Assets. For purposes of this Amended Sub-Advisory Agreement, "Aggregate Assets" shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the exchange is open for trading.

In approving the Amended Sub-Advisory Agreement, the Trustees considered information about, among other things: Babson Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process; the terms of the relevant advisory agreement (in this case, the Amended Sub-Advisory Agreement); the scope and quality of the services that Babson Capital provides to the Fund; the investment performance of Babson Capital; the advisory fee rate payable to Babson Capital by the Adviser and the effect of such fees on the profitability of the arrangement to MassMutual; and Babson Capital's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to Babson Capital.

Based on the foregoing, the Trustees concluded that the proposed Amended Sub-Advisory Agreement was fair and reasonable and was in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended Sub-Advisory Agreement.

Prior to the vote being taken to approve the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Sub-Advisory Agreement took effect on March 1, 2007.

At Board meetings held on April 26, 2007 and May 31, 2007, the Board, including the Independent Trustees, approved the existing Advisory Agreements and Sub-Advisory Agreements (collectively, the "Contracts") for each of the Inflation-Protected Bond Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meetings, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meetings, certain materials relevant to the consideration of the Contracts.

At the meeting held on April 26, 2007, the Trustees' independent counsel reviewed with all of the Independent Trustees the requirement under the 1940 Act that the Trustees, including a majority of the

52

Notes to Financial Statements (Unaudited) (Continued)

Independent Trustees, consider annually the continuation of the Funds' Contracts. In advance of the meeting, the Independent Trustees received a memorandum, prepared by independent counsel, addressing their duties and responsibilities in approving the Contracts, including identification of types of information relevant to such consideration. The Trustees' independent counsel reviewed the memorandum and the role of the Independent Trustees in renewing the Contracts, including, among other things, (i) the nature of the Trustees' responsibilities and factors the Trustees are entitled or required to consider in this regard, (ii) the enhanced disclosure requirements relating to the Board's approval of the Contracts, and (iii) recent mutual fund fee litigation.

In addition, the Independent Trustees received in advance of the meeting (i) a memorandum from the Adviser discussing the nature and quality of the services it provides as investment manager to the Funds, (ii) a profitability analysis prepared by the Adviser, and (iii) a fee study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third-Party Report provided detailed comparative fee, expense and performance information for each Fund to assist the Trustees in their evaluation of the Contracts.

Representatives of the Adviser ("Management") gave a presentation which provided an overview of the nature and quality of services provided by the Adviser to the Funds. This presentation included a discussion of the Adviser's operations and capabilities. A representative of the Third-Party was present for a portion of the meeting and made a presentation to the Independent Trustees with respect to the Third-Party Report.

The Independent Trustees then reviewed, and considered separately for each Fund, the detailed information presented in the Third-Party Report regarding (i) Fund expenses including, among other things, both the Fund's advisory fee and total net expense ratios versus its expense group and expense universe; and (ii) the Fund's relative performance (over various time periods versus its performance group, performance universe and benchmark index, taking into account the Fund's strategy).

Throughout the discussion, Management responded to Trustee questions and provided additional information concerning the Small Company Opportunities Fund, whose total net expenses ranked in the 4th quintile of its expense group, and the Small Cap Equity Fund and Inflation-Protected Bond Fund, whose three-year total returns placed in the 5th and 4th quintiles of their respective performance universes.

Management noted that the primary cause of the Small Company Opportunities Fund's 4th quintile expense ranking was advisory fee expense. Management stated that because the Small Company Opportunities Fund is a micro-cap fund, comparing the Fund with peers was challenging because the Third-Party does not have a micro-cap classification and, therefore, the Third-Party compared the Fund to the lower market capitalization funds within the small-cap core category. In addition, Management noted that the Fund's ranking in the expense universe (as opposed to its expense group) improved to the 3rd quintile, and provided a handout which compared the Fund's expenses more favorably to a sampling of funds with significant investments in micro-cap securities.

Management acknowledged that the Small Cap Equity Fund had underperformed its performance group average in all time periods. Management noted, however, that the Fund had ranked in the 1st quintile for total expenses in its expense group and that, over the past year, it had undergone a change in its portfolio management team and strategy to help improve its performance.

Management also acknowledged that the Inflation-Protected Bond Fund had underperformed its performance group average in all time periods except the four-year time period. Management explained that the Third-Party performance group was not representative, however, because it was comprised of general U.S. government funds rather than funds with a similar inflation-focused investment mandate as the Fund. Management provided a handout, which was prepared by the Third-Party at the Adviser's request, comparing the Fund to its own customized performance group and noted that the Fund's performance compared more favorably to this customized performance group.

53

Notes to Financial Statements (Unaudited) (Continued)

In conjunction with their review of the Third-Party Report, the Independent Trustees also reviewed and considered information included in the materials concerning economies of scale and profitability of the Adviser's relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by the Adviser; and (ii) profitability information for the Funds and each Fund individually, which included a sensitivity analysis for those Funds without breakpoints of the expected level of profitability assuming increased Fund assets of $100 million and $250 million. The discussions and consideration included the intangible benefits derived by the Adviser and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds.

The Independent Trustees next considered the materials provided by the Adviser in advance of the Meeting and information discussed with Management at the Meeting relating to the Adviser and the nature, scope and quality of services the Adviser provides to the Funds. The Independent Trustees noted the fact that the Adviser delegates substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Independent Trustees reviewed the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Independent Trustees also considered the experience and qualifications of the personnel of the Adviser that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Independent Trustees also considered, and discussed with Management, among other things: (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser; (ii) the financial condition, stability and business strategy of the Adviser; (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of the Adviser; (v) possible economies of scale; and (vi) any conditions affecting the Adviser's future provision of high quality services to the Funds.

The Independent Trustees discussed with Management and considered a wide range of information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; (ii) the terms of the Sub-Advisory Agreements; (iii) the scope and quality of services provided to each Fund under the Sub-Advisory Agreements; and (iv) the fees payable to each Sub-Adviser by the Adviser. The Independent Trustees also noted that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Adviser in advising other accounts that it advises; and that, conversely, research services furnished to a Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by the Sub-Adviser in advising the Funds.

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberation with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

After their deliberation, during which independent counsel was present, the Independent Trustees indicated that they were prepared to recommend approval of the Contracts for each of the Funds. The Independent Trustees concluded that: (i) overall, they were satisfied with the nature, extent and quality of services provided, and expected to be provided in the future under the Contracts, including the level of the Adviser's oversight of the Funds and the sub-advisory process; (ii) the Adviser's level of profitability from its relationship to the various Funds was not excessive and that the advisory fees payable under the Contracts, and the Funds' total expenses, were fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each Sub-Adviser are well suited to

54

Notes to Financial Statements (Unaudited) (Continued)

each Fund, given their investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps the Adviser has proposed to be taken to remedy any underperformance of the Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund's shareholders. In arriving at a decision to recommend approval of these Contracts to the Board, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At the Board meeting on May 31, 2007, the Board, including the Independent Trustees, also approved the Contracts for each of the Inflation-Protected Bond Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund.

55

Other Information (Unaudited)

Fund Expenses June 30, 2007

Expense Examples	The following information is in regards to expenses for the six month period ended June 30, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2007.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

56

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2007, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Inflation-Protected Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,004.80	$2.97
2) Hypothetical	1,000.00	1,021.82	2.99

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Enhanced Index Core Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.10	$3.35
2) Hypothetical	1,000.00	1,021.40	3.29

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,098.80	$3.93
2) Hypothetical	1,000.00	1,020.91	3.79

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Opportunities Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.60	$5.69
2) Hypothetical	1,000.00	1,019.13	5.58

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 1.12%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

57

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_II 807

MML Series
Investment Fund II

Semi-annual Report

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

This semi-annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2007

| insure | invest | retire |

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Money Market Fund	13

MML Managed Bond Fund	14

MML Blend Fund	22

MML Equity Fund	34

Statement of Assets and Liabilities	38

Statement of Operations	39

Statement of Changes in Net Assets	40

Financial Highlights	41

Notes to Financial Statements	45

Other Information (Unaudited)	60

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

June 30, 2007

To Our Shareholders

Richard J. Byrne

The stock market's impressive performance during the second quarter serves as a reminder of how difficult it can be to forecast stock market performance. Because the direction of the equity markets is constantly subject to change, MassMutual recommends that investors avoid basing their investment activities on market forecasts—and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, as always, you should check with your financial representative to determine what investment strategy may be appropriate for you.

Stocks continue to outperform bonds in first half of 2007

For the first six months of 2007, equities outperformed bonds, continuing a trend seen in 2006. The Dow Jones Industrial AverageSM (the Dow), which tracks the progress of blue-chip stock activity, returned 7.59% for the six-month period ended June 30, 2007. The Nasdaq Composite® Index (Nasdaq) gained 7.78%, outpacing the S&P 500® Index, a measure of U.S. large-cap stock performance, which advanced 6.96%. Replicating another pattern from 2006, a leader in worldwide equity markets for this period was once again the MSCI® EAFE® Index—a benchmark for foreign stocks that advanced 10.74%.*

The fixed-income market did not fare nearly as well in the first half of 2007, as the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained just 0.97%.*

Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Index, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI EAFE Index outperform its U.S. counterparts for the quarter.

Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing"—that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. Overall, most Treasury securities ended the first quarter with modest price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Higher Treasury yields and widening premiums for corporate and mortgage-backed securities reflected rising interest rates in the second quarter. The Treasury yield curve, representing yields across a range of maturities, went from slightly inverted—with yields on short-term bonds higher than those of longer-term bonds—to nearly flat, with longer yields marginally higher than short ones. Also of note, the 10-year bond yield topped the 5% level in its first excursion above that mark since the summer of 2006. Performance was mixed among fixed-income groups, but investors favored shorter-term issues, such as the 13-week U.S. Treasury Bill. High-yield bonds barely managed a positive return for the quarter, despite moderately favorable corporate earnings and low default rates on corporate high-yield securities.

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

Long-term interest rates jump

Interest rates have made headlines during the past few years, often in response to adjustments in short-term rates made by the Federal Reserve Board (Fed). The Fed uses short-term rates as a tool to help keep the economy on a healthy growth track while controlling inflation. Consequently, when the economy hit a rough patch earlier in this decade, the Fed cut short-term rates to stimulate growth. Over the last few years, an economic recovery and concerns about a potential resurgence of inflation prompted the Fed to boost short-term rates from 1.00% to the current level of 5.25% (reached in June 2006).

Despite the Fed's rate hikes, long-term interest rates remained relatively low for the most part. Unlike the federal funds rate—the overnight bank lending rate that the Fed controls by buying and selling securities—long-term rates fluctuate according to market forces and are very sensitive to investors' expectations for inflation. Because inflation erodes the value of fixed-income investments, investors generally demand a higher yield for investing in bonds if they believe inflation is on the rise. Typically, short- and long-term rates move in tandem, although this is not always the case.

As of the end of the second quarter, long-term rates were once again on the rise, although historically, they still were not high. So why did the increase generate so much attention? For one thing, the rise was relatively swift—for instance, the average 30-year fixed-rate mortgage (which is based on longer term interest rates) spiked to 6.74% for the week ending June 14, 2007, from 6.53% the previous week. With the housing market already reeling from a spate of sub-prime mortgage defaults, burgeoning inventories of unsold homes and soft prices, there was concern that sharply higher mortgage rates could further hamper the industry. The housing market aside, long-term rates have also risen in sectors such as Treasuries and corporate securities, suggesting that a fundamental shift in perceptions about inflation might be occurring.

Outlook

The stock market's impressive performance during the second quarter—against the challenging backdrop of tepid economic growth, a weak housing market, high energy prices and rising long-term interest rates—serves as a reminder of how difficult it can be to forecast stock market performance. Going forward, any number of scenarios could develop that would negatively affect the equity markets. Conversely, the strength of the global economy, corporate earnings and continued low interest rates may keep investors and consumers optimistic. For this reason, MassMutual recommends that investors should generally avoid basing their investment activities on market forecasts—and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, you should check with your financial representative to determine what investment strategy may currently be appropriate for you, based on your investment objectives and other factors.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/2/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of the MML Money Market Fund – and who is the Fund's sub-adviser?
  The Fund seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The Fund invests in high-quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the six months ended June 30, 2007?
  The Fund returned 2.38%, in line with the 2.36% return of the Lipper Taxable Money Market Fund Index, an unmanaged index of taxable money market mutual funds.

What was the investment background during the period?
   Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble four to 10 percent in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply.

  The second quarter was characterized by a sea of change in investor sentiment towards economic growth. Going into the quarter, many indicators were showing stagnant or slowing economic activity, but during the second quarter, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases.

  Regarding yield levels, investors reassessed their expectations for monetary policy. Coming into the quarter, about a 0.50% easing by the Federal Reserve ("Fed") had been priced into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued. For example, during the period, 5- and 10-year U.S. Treasury yields rose 0.39% and 0.38%, respectively.

What factors contributed to the Fund's performance?
   Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. In the end, most Treasury securities ended the first quarter with some price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance. The Fed held two meetings during the first quarter – at each of which they left the federal funds rate unchanged at 5.25%. During this time frame, bonds on the short end of the credit spectrum lost more than their long-term counterparts, as the yield on the 2-year Treasury Note fell 0.23% (to 4.58%), while the yields on the 10-year Treasury Bonds fell only 0.06%, to end the quarter at 4.64%. Given the uninspiring valuations across virtually all fixed-income sectors, Fund management worked to improve the credit quality of the portfolio – especially since market conditions allowed that action to be taken at minimal cost to investors. With uncertainty rising, Fund management took advantage of the opportunity to prepare for a more tumultuous investment environment.

  In the second quarter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities that are supported by sub-prime mortgages. Some securities traded down in price by more than 30%. The high-yield sector also suffered, as an excessive supply of poorly structured new issues exacerbated the situation. The yield on the 10-year Treasury ended the second quarter at 5.03%, as bond prices dropped in response to investors' fears concerning inflation. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Finally, in both its May and June meetings, the Fed held the federal funds rate steady at 5.25%, which confirmed investors' fears that the Federal Open Market Committee would not ease interest rates any time soon.

MML Money Market Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Looking ahead to the third quarter, we believe that the risk of a further sell-off remains. However, we feel that the current state of global liquidity, corporate balance sheets and the domestic economy may not support a continuation of the second quarter sell-off. Corporate bond yields may become volatile and potentially widen relative to Treasuries during the balance of the summer, but current levels, in our view, represent good value and have the potential to generate positive excess returns in the second half of 2007.

MML Money Market Fund

Asset Allocation

(% of Net Assets) on 6/30/07

Commercial Paper	95.2%
U.S. Government Agencies	5.4%
Total Short-Term Investments	100.6%
Other Assets and Liabilities	(0.6)%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 06/30/07	Five Year Average Annual 7/1/02 - 06/30/07	Ten Year Average Annual 7/1/97 - 06/30/07
MML Money Market Fund	2.38%	4.86%	2.31%	3.44%
Lipper Taxable Money Market Fund Index	2.36%	4.82%	2.29%	3.43%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Managed Bond Fund – and who is the Fund's sub-adviser?
   The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment-grade fixed-income debt securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 0.86%, moderately underperforming the 0.97% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble four to 10 percent in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply.

  The second quarter was characterized by a sea of change in investor sentiment towards economic growth. Going into the quarter, many indicators were showing stagnant or slowing economic activity, but during the second quarter, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases.

  Regarding yield levels, investors reassessed their expectations for monetary policy. Coming into the quarter, about a 0.50% easing by the Federal Reserve ("Fed") had been priced into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued. For example, during the period, 5- and 10-year U.S. Treasury yields rose 0.39% and 0.38%, respectively.

What factors contributed to the Fund's performance?
   Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. In the end, most Treasury securities ended the first quarter with some price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance. The Fed held two meetings during the first quarter – at each one, they left the federal funds rate unchanged at 5.25%. During this time frame, bonds on the short end of the credit spectrum lost more than their long-term counterparts, as the yield on the 2-year Treasury Note fell 0.23% (to 4.58%), while the yields on the 10-year Treasury Bonds fell only 0.06%, to end the quarter at 4.64%. For the quarter overall, lower-quality credit exposure, coupled with favorable security selection and sector allocation, drove the Fund's performance.

  In the second quarter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities that are supported by sub-prime mortgages. Some securities traded down in price by more than 30%. The high-yield sector also suffered, as an excessive supply of poorly structured new issues exacerbated the situation. The yield on the 10-year Treasury ended the second quarter at 5.03%, as bond prices dropped in response to investors' fears concerning inflation. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Finally, in both its May and June meetings, the Fed held the federal funds rate steady at 5.25%, which confirmed investors' fears that the Federal Open Market Committee would not ease interest rates any time soon. Hampering the Fund's performance during this period were several factors, including unfavorable sector allocation and less-than-optimal yield curve positioning. (The

MML Managed Bond Fund – Portfolio Manager Report (Continued)

yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years.)

What is your outlook?
   Looking ahead to the third quarter, we believe that the risk of a further sell-off remains. However, we feel that the current state of global liquidity, corporate balance sheets and the domestic economy may not support a continuation of the second quarter sell-off. Corporate bond yields may become volatile and potentially widen relative to Treasuries during the balance of the summer, but current levels, in our view, represent good value and have the potential to generate positive excess returns in the second half of 2007.

MML Managed Bond Fund

Quality Structure

(% of Net Assets) on 6/30/07

U.S. Government, Aaa/AAA	67.3%
Aa/AA	2.6%
A	5.6%
Baa/BBB	14.8%
Ba/BB	3.5%
B and Below	0.1%
Total Long-Term Investments	93.9%
Short-Term Investments and Other Assets and Liabilities	6.1%
100%

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Ten Year Average Annual 7/1/97 - 6/30/07
MML Managed Bond Fund	0.86%	5.84%	4.62%	5.73%
Lehman Brothers Aggregate Bond Index	0.97%	6.11%	4.48%	6.02%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Blend Fund – Portfolio Manager Report

What is the investment objective of the MML Blend Fund – and who is the Fund's sub-adviser?
   The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the six months ended June 30, 2007?
  The Fund returned 4.38% – underperforming the 5.73% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Conversely, the Fund outpaced the 0.97% return of the Lehman Brothers® Aggregate Bond Index (an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index). The Fund, however, trailed the 6.96% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Volatility abruptly rocked the financial markets during the first quarter of 2007. After rising steadily early in the year, stock exchanges around the globe saw prices tumble four to 10 percent in the final days of February. Following the lead of the equity markets, bond prices experienced a similar fate and traded off sharply.

  The second quarter was characterized by a sea of change in investor sentiment towards economic growth. Going into the quarter, many indicators were showing stagnant or slowing economic activity, but during the second quarter, most indicators of economic activity started pointing to growth. The bond market reacted to this change by making a sizeable correction, with most long-term bond indexes showing a negative total return for the quarter. As a result, both the level of interest rates and the pricing of risk were adjusted meaningfully higher during the period. On the other hand, the equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases.

  Regarding yield levels, investors reassessed their expectations for monetary policy. Coming into the quarter, about a 0.50% easing by the Federal Reserve ("Fed") had been priced into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued. For example, during the period, 5- and 10-year U.S. Treasury yields (which move in the opposite direction to prices) rose 0.39% and 0.38%, respectively.

What factors contributed to the Fund's performance?
   After six months of a low-volatility rise in the S&P 500 Index, the market tumbled more than 3.5% on February 27, and then proceeded to recoup the loss for the rest of the quarter. In the end, the Index was up a mere 0.64% in the first quarter. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. In the end, most Treasury securities ended the first quarter with some price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance. The Fed held two meetings during the first quarter – at each one, they left the federal funds rate unchanged at 5.25%. During this time frame, lower-quality credit exposure in the fixed-income segment of the Fund's portfolio and favorable security selection and sector allocation across both the fixed-income and equity asset classes of the Fund drove its favorable performance.

  In the second quarter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off in the bond market. The correction was particularly severe in lower-quality asset-backed securities that are supported by sub-prime mortgages. Some securities traded down in price by more than 30%. The high-yield sector also suffered, as an excessive supply of poorly structured new issues exacerbated the situation. The yield on the 10-year Treasury ended the second quarter at 5.03%, as bond prices dropped in response to investors' fears concerning inflation. Bond prices move in the

MML Blend Fund – Portfolio Manager Report (Continued)

opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Finally, in both its May and June meetings, the Fed held the federal funds rate steady at 5.25%, which confirmed investors' fears that the Federal Open Market Committee would not ease interest rates any time soon. For most of the quarter, the Fund held an overweight position in equities and a slightly overweight allocation to bonds. Toward the end of the period, Fund management began to lower the overweight in equities and increased the overweight in bonds. In the end, the Fund's overweight position in equities benefited the portfolio, as the S&P 500 Index significantly outperformed the Lehman Brothers® Intermediate Aggregate Bond Index for the quarter.

What is your outlook?
   Looking ahead to the third quarter, we believe that the risk of a further sell-off remains. However, we feel that the current state of global liquidity, corporate balance sheets and the domestic economy may not support a continuation of the second quarter sell-off. In the equity markets, we see the possibility of increasing risk at this juncture, due to decelerating earnings and rising investment spending. As a result, we feel that the bond market may offer a better value at this time. Corporate bond yields may become volatile and potentially widen relative to Treasuries during the balance of the summer, but current levels, in our view, represent good value and have the potential to generate positive excess returns in the second half of 2007.

MML Blend Fund

Asset Allocation

(% of Net Assets) on 6/30/07

Equities	60.4%
Bonds & Notes	32.6%
Purchase Options	0.0%
Total Long-Term Investments	93.0%
Short-Term Investments and Other Assets and Liabilities	7.0%
100.0%

MML Blend Fund

Largest Stock Holdings

(% of Net Assets) on 6/30/07

Exxon Mobil Corp.	2.6%
Microsoft Corp.	1.4%
General Electric Co.	1.4%
Pfizer, Inc.	1.2%
Citigroup, Inc.	1.1%
American International Group, Inc.	1.1%
AT&T, Inc.	1.1%
JP Morgan Chase & Co.	1.1%
Bank of America Corp.	1.0%
International Business Machines Corp.	1.0%

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Ten Year Average Annual 7/1/97 - 6/30/07
MML Blend Fund	4.38%	14.58%	8.39%	4.81%
Lehman Brothers Aggregate Bond Index	0.97%	6.11%	4.48%	6.02%
Lipper Balanced Fund Index	5.73%	15.39%	9.05%	6.90%
S&P 500 Index	6.96%	20.57%	10.70%	7.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Fund Index, and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Fund – and who are the Fund's sub-advisers?
   The Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund's sub-advisers are OppenheimerFunds, Inc. (OFI) and AllianceBernstein L.P. (AllianceBernstein). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 11.02%, outpacing the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund's 11.02% return also outperformed the 6.23% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

  Going forward, the Fund's performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Despite a steep sell-off in late February and early March, global and U.S. stocks ended the first quarter modestly higher. Equity markets around the world plunged in late February and remained volatile through most of March, rocked by events ranging from a sharp sell-off in Chinese stocks to troubles in the U.S. sub-prime mortgage market. Lulled into complacency by years of solid economic and corporate profit growth and steadily rising stock prices, investors were suddenly reminded that market conditions can turn on a dime – and financial markets are not without risk. By quarter end, however, equity markets had regained their composure, reassured by statements from the U.S. Federal Reserve about the outlook for economic growth and inflation, and by the ongoing mergers and acquisitions boom.

  After climbing to new records through May on stronger-than-expected corporate profit news, domestic equities retreated in June, as investors grew nervous about rising bond yields, a deepening housing slump and performance problems with hedge funds invested in securities linked to sub-prime mortgages. In the end, the S&P 500 Index finished the second quarter up 6.3%. All sectors gained in the quarter, but returns were widely divergent. Energy led, propelled by rising oil and gas prices. Sectors most exposed to the strong global capital spending and economic growth (such as technology, capital equipment and industrial resources) also outperformed. Interest rate-sensitive sectors (such as housing-related, financials and utilities) lagged far behind.
What factors contributed to the Fund's performance?
   In the consumer discretionary sector, successful stock selection drove the Fund's relative performance in the first quarter, as Liberty Global, a worldwide cable operator and content provider – and a core portfolio holding – posted double-digit returns. Within information technology, Take-Two Interactive Software, developer and distributor of such blockbuster games as Grand Theft Auto and Railroad Tycoon, moved up roughly 13%. Corning was another top contributor to sector returns. In industrials, Siemens AG, Navistar International and United Technologies all posted gains. In energy, stock selection generated some performance drag. Top holding Exxon Mobil was down slightly. A strong run by Schlumberger, however, helped offset some of this relative weakness. The largest detractor from relative performance in the quarter was telecommunication services, where positive stock selection was undermined by a significant underweight position in the strong-performing sector.

  Contributing largely to the Fund's performance in the second quarter was its exposure to the industrials and consumer discretionary sectors. The only detracting sectors were health care and energy. Industrials represented the largest source of value added during the period, with stock selection leading the way – as Siemens AG, Navistar International and United Technologies continued their first-quarter run into the second quarter. In financials, the Fund benefited from a combination of sector underweighting and strong stock selection. Creating most of the relative drag was weakness in

MML Equity Fund – Portfolio Manager Report (Continued)

the health care sector. Stock selection also hampered the Fund's performance, as Vanda Pharmaceuticals, Wellpoint and Sanofi Aventis all posted flat to negative returns.

What is your outlook?
   As we entered the second half of 2007, stock valuation spreads (or price disparities) remained compressed, limiting the value opportunity as we measure it. Since a central tenet underpinning our investment process is to keep portfolio risk proportional to the value opportunity, the portfolio's tracking error remains low versus the broad market and the Russell 1000 Value Index. Despite this environment, our extensive bottom-up research continues to uncover attractive value opportunities across diverse industries.

MML Equity Fund

Industry Table

(% of Net Assets) on 6/30/07

Diversified Financial	15.5%
Oil & Gas	9.7%
Banks	9.1%
Aerospace & Defense	7.9%
Media	6.7%
Insurance	6.6%
Electric	5.8%
Retail	5.7%
Pharmaceuticals	3.9%
Telecommunications	3.7%
Manufacturing	3.1%
Foods	2.8%
Software	2.7%
Agriculture	2.5%
Auto Manufacturers	1.8%
Chemicals	1.7%
Machinery — Diversified	1.2%
Semiconductors	1.1%
Health Care — Services	1.1%
Oil & Gas Services	1.0%
Cosmetics & Personal Care	0.7%
Computers	0.5%
Packaging & Containers	0.5%
Electronics	0.3%
Automotive & Parts	0.3%
Savings & Loans	0.3%
Apparel	0.3%
Home Builders	0.2%
Household Products	0.2%
Iron & Steel	0.2%
Health Care — Products	0.1%
Toys, Games & Hobbies	0.1%
Entertainment	0.1%
Forest Products & Paper	0.1%
Computers & Information	0.1%
Advertising	0.1%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MML Equity Fund

Largest Stock Holdings

(% of Net Assets) on 6/30/07

Exxon Mobil Corp.	4.9%
Citigroup, Inc.	4.5%
Liberty Global, Inc. Cl. C	3.9%
Boeing Co.	3.7%
Costco Wholesale Corp.	3.6%
Wachovia Corp.	3.6%
UBS AG	3.5%
United Technologies Corp.	3.1%
Exelon Corp.	2.9%
Freddie Mac	2.5%

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund, the S&P 500 Index and the Russell 1000 Value Index.

MML Series Investment Fund II
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Ten Year Average Annual 7/1/97 - 6/30/07
MML Equity Fund	11.02%	26.59%	11.89%	5.71%
S&P 500 Index	6.96%	20.57%	10.70%	7.13%
Russell 1000 Value Index	6.23%	21.86%	13.31%	9.87%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 100.6%
Commercial Paper — 95.2%
American Honda Finance Corp. 5.220% 07/26/2007	$1,330,000	$1,324,986
American Honda Finance Corp. 5.230% 07/24/2007	120,000	119,581
American Honda Finance Corp. 5.240% 08/06/2007	177,000	176,047
Bank of America Corp. 5.250% 07/23/2007	2,600,000	2,591,279
BNP Paribas Finance, Inc. 5.200% 12/13/2007	2,600,000	2,537,658
BNP Paribas Finance, Inc. 5.220% 07/06/2007	2,640,000	2,637,703
HBOS Treasury Services 5.190% 09/04/2007	2,600,000	2,575,261
Coca-Cola Co. (The) 5.210% 08/31/2007	1,550,000	1,536,092
Hewlett-Packard Co.(a) 5.260% 07/26/2007	2,600,000	2,590,123
International Business Machines Corp.(a) 5.240% 07/11/2007	2,600,000	2,595,837
Colgate-Palmolive Co.(a) 5.220% 08/03/2007	2,578,000	2,565,290
Barclays U.S. Funding Corp. 5.245% 09/07/2007	2,305,000	2,281,828
Beethoven Funding Corp.(a) 5.260% 08/14/2007	2,600,000	2,582,905
Bryant Park Funding LLC(a) 5.270% 07/12/2007	2,600,000	2,595,433
Caterpillar Financial Services Corp. 5.250% 07/02/2007	2,600,000	2,599,243
DaimlerChrysler Revolving Auto Conduit LLC 5.260% 07/18/2007	2,600,000	2,593,162
Danske Corp. 5.190% 08/01/2007	2,482,000	2,470,549
Falcon Asset Securitization Corp.(a) 5.240% 08/29/2007	2,600,000	2,577,293
FCAR Owner Trust I 5.220% 12/14/2007	2,600,000	2,537,041
Goldman Sachs Group, Inc. 5.210% 07/30/2007	2,625,000	2,613,603

	Principal Amount	Market Value
ING US Funding LLC 5.220% 08/16/2007	$2,270,000	$2,254,530
John Deere Capital Corp.(a) 5.200% 09/14/2007	2,600,000	2,571,458
Nestle Capital Corp.(a) 5.190% 08/13/2007	2,600,000	2,583,507
New Center Asset Trust 5.230% 08/07/2007	2,230,000	2,217,689
Paccar Financial Corp. 5.180% 07/17/2007	1,753,000	1,748,712
Sheffield Receivables Corp.(a) 5.280% 07/13/2007	2,600,000	2,595,043
Societe Generale North America, Inc. 5.230% 09/10/2007	2,645,000	2,617,333
UBS Americas, Inc. 5.205% 09/24/2007	2,600,000	2,567,671
Windmill Funding I Corp.(a) 5.250% 07/27/2007	2,600,000	2,589,763
NSTAR Electric Co. 5.330% 07/03/2007	1,800,000	1,799,200
South Carolina Electric & Gas 5.350% 07/16/2007	2,600,000	2,593,818
Southern Co. (The)(a) 5.320% 08/02/2007	2,520,000	2,507,711
Emerson Electric Co.(a) 5.240% 07/09/2007	2,600,000	2,596,594
McCormick & Co., Inc. 5.180% 08/17/2007	2,630,000	2,611,836
Johnson & Johnson(a) 5.180% 08/21/2007	2,068,000	2,052,527
Reckitt Benckiser PLC(a) 5.250% 09/13/2007	2,600,000	2,571,563
Dover Corp.(a) 5.250% 07/24/2007	2,600,000	2,590,900
Honeywell International, Inc.(a) 5.200% 07/25/2007	2,600,000	2,590,611
Illinois Tool Works, Inc. 5.230% 07/31/2007	2,000,000	1,990,993
Minnesota Mining & Manufacturing Co. 5.230% 07/20/2007	2,600,000	2,592,446
McGraw-Hill Cos. (The), Inc. 5.260% 07/05/2007	2,100,000	2,098,466
Wal-Mart Stores, Inc.(a) 5.150% 09/18/2007	2,600,000	2,570,244

	Principal Amount	Market Value
Oracle Corp. 5.220% 07/10/2007	$2,600,000	$2,596,230
		99,609,759
U.S. Government Agencies — 5.4%
Federal Farm Credit Bank 5.000% 07/19/2007	2,565,000	2,558,231
U.S. Treasury Bill 4.756% 09/06/2007	2,545,000	2,522,137
U.S. Treasury Bill 4.836% 09/20/2007	545,000	538,996
		5,619,364
TOTAL SHORT-TERM INVESTMENTS (Cost $105,229,123)		105,229,123
TOTAL INVESTMENTS — 100.6%(b)		105,229,123
Other Assets/ (Liabilities) — (0.6%)		(607,752)
NET ASSETS — 100.0%		$104,621,371

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities amounted to a value of $43,326,802 or 41.4% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 0.0%
COMMON STOCK — 0.0%
Airlines — 0.0%
UAL Corp.(a)	1,127	$45,745
Electric — 0.0%
Dynegy, Inc. Cl. A(a)	87	821
TOTAL COMMON STOCK (Cost $0)		46,566
TOTAL EQUITIES (Cost $0)		46,566
	Principal Amount
BONDS & NOTES — 93.9%
ASSET BACKED SECURITIES — 0.8%
Electric — 0.1%
Mirant Mid-Atlantic LLC, Series 2001, Class A(b) 8.625% 06/30/2012	$637,273	675,510
Home Equity ABS — 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 FRN 6.700% 10/25/2028	11,785	11,761
Other ABS — 0.7%
Oak Hill Credit Partners, Series 1A, Class A2, FRN 5.410% 09/12/2013	2,000,000	2,002,500
Travelers Funding Ltd., Series 1A, Class A1(c) 6.300% 02/18/2014	1,014,852	1,015,461
		3,017,961
TOTAL ASSET BACKED SECURITIES (Cost $3,854,930)		3,705,232
CORPORATE DEBT — 27.3%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	900,000	912,039
Airlines — 0.0%
United Air Lines, Inc., Series 91B(b) (d) 0.000% 02/19/2049	276,839	0

	Principal Amount	Market Value
US Airways, Inc., Class B(b) 7.500% 04/15/2008	$869,681	$9
		9
Apparel — 0.1%
Kellwood Co. 7.625% 10/15/2017	140,000	134,970
Kellwood Co. 7.875% 07/15/2009	240,000	245,416
		380,386
Auto Manufacturers — 0.1%
DaimlerChrysler NA Holding 4.050% 06/04/2008	500,000	492,985
Banks — 0.6%
Bank of America Corp. 3.250% 08/15/2008	500,000	488,308
Bank of America Corp. 4.250% 10/01/2010	375,000	362,461
Wachovia Corp. 5.300% 10/15/2011	1,080,000	1,068,819
Wells Fargo & Co. 4.125% 03/10/2008	640,000	633,849
		2,553,437
Beverages — 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	350,000	327,993
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	440,000	431,602
Constellation Brands, Inc. 8.000% 02/15/2008	260,000	261,300
Miller Brewing Co.(c) 4.250% 08/15/2008	425,000	418,582
Molson Coors Capital Finance ULC 4.850% 09/22/2010	530,000	517,602
		1,957,079
Building Materials — 0.2%
American Standard, Inc. 7.375% 02/01/2008	225,000	226,837
American Standard, Inc. 7.625% 02/15/2010	800,000	836,855
		1,063,692

	Principal Amount	Market Value
Chemicals — 0.8%
Cytec Industries, Inc. 5.500% 10/01/2010	$475,000	$470,996
Ecolab, Inc. 6.875% 02/01/2011	1,100,000	1,143,065
ICI Wilmington, Inc. 7.050% 09/15/2007	550,000	551,297
Lubrizol Corp. 4.625% 10/01/2009	645,000	632,348
Lubrizol Corp. 5.875% 12/01/2008	425,000	426,561
Sensient Technologies 6.500% 04/01/2009	600,000	599,878
		3,824,145
Commercial Services — 0.6%
Deluxe Corp.(c) 7.375% 06/01/2015	145,000	144,275
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	550,000	537,731
Equifax, Inc. 4.950% 11/01/2007	500,000	499,042
Equifax, Inc. 7.000% 07/01/2037	415,000	418,632
ERAC USA Finance Co.(c) 6.700% 06/01/2034	355,000	345,135
Valassis Communications, Inc. 6.625% 01/15/2009	650,000	643,500
		2,588,315
Communications — 0.1%
Viacom, Inc. 7.875% 07/30/2030	350,000	361,920
Computers — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	430,000	424,992
Diversified Financial — 3.5%
American Honda Finance Corp.(c) 3.850% 11/06/2008	850,000	832,871
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,340,000	1,331,277
CIT Group, Inc. 3.650% 11/23/2007	20,000	19,860
CIT Group, Inc. 3.875% 11/03/2008	1,400,000	1,370,849

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Citigroup, Inc. 5.500% 02/15/2017	$750,000	$726,391
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,150,000	1,127,093
Emerald Investment Grade CBO Ltd. FRN(c) 5.885% 05/24/2011	326,903	327,067
Franklin Resources, Inc. 3.700% 04/15/2008	960,000	947,726
General Electric Capital Corp. 5.375% 10/20/2016	700,000	677,029
Glencore Funding LLC(c) 6.000% 04/15/2014	645,000	633,018
Goldman Sachs Group, Inc. 5.625% 01/15/2017	2,025,000	1,940,786
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	400,000	381,548
Household Finance Corp. 4.125% 12/15/2008	415,000	407,534
Household Finance Corp. 6.375% 10/15/2011	75,000	77,064
HSBC Finance Corp. 5.900% 06/19/2012	1,475,000	1,483,219
Jefferies Group, Inc. 7.500% 08/15/2007	300,000	300,394
Lazard Group LLC(c) 6.850% 06/15/2017	535,000	535,369
Lazard Group LLC 7.125% 05/15/2015	695,000	716,909
MBNA Corp. 4.625% 09/15/2008	650,000	643,755
Morgan Stanley 5.450% 01/09/2017	430,000	407,142
Residential Capital Corp. 6.125% 11/21/2008	960,000	951,238
SLM Corp. 5.000% 10/01/2013	505,000	430,873
		16,269,012
Electric — 3.0%
Allegheny Energy Supply Co. LLC(c) 8.250% 04/15/2012	385,000	410,025
Appalachian Power Co., Series G 3.600% 05/15/2008	560,000	551,096
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,310,000	1,311,685

	Principal Amount	Market Value
Consumers Energy Co. 4.400% 08/15/2009	$390,000	$381,084
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,455,000	1,355,207
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,225,000	1,249,500
Kansas Gas & Electric Co. 5.647% 03/29/2021	425,000	408,183
Kiowa Power Partners LLC(c) 4.811% 12/30/2013	323,255	311,126
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,300,000	1,277,934
Monongahela Power Co. 6.700% 06/15/2014	450,000	470,119
Nevada Power Co., Series L 5.875% 01/15/2015	560,000	547,037
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	1,220,000	1,229,542
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	153,000	155,018
Tampa Electric Co. 5.375% 08/15/2007	875,000	874,729
Tenaska Oklahoma(c) 6.528% 12/30/2014	419,870	409,365
TransAlta Corp. 5.750% 12/15/2013	1,200,000	1,170,685
Tri-State Generation & Transmission Association, Series 2003, Class A(c) 6.040% 01/31/2018	470,379	463,776
Tri-State Generation & Transmission Association, Series 2003, Class B(c) 7.144% 07/31/2033	580,000	603,346
Wisconsin Electric Power 3.500% 12/01/2007	845,000	838,101
		14,017,558
Electrical Componenets & Equipment — 0.3%
Ametek, Inc. 7.200% 07/15/2008	1,495,000	1,509,280
Electronics — 0.2%
Thomas & Betts Corp. 6.625% 05/07/2008	600,000	602,077

	Principal Amount	Market Value
Thomas & Betts Corp., Series B 6.390% 02/10/2009	$275,000	$277,957
		880,034
Environmental Controls — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	350,000	332,937
Financial Services — 0.1%
CIT Group, Inc. 5.125% 09/30/2014	595,000	562,138
Foods — 0.5%
Fred Meyer, Inc. 7.450% 03/01/2008	750,000	759,352
Sara Lee Corp. 3.875% 06/15/2013	210,000	187,779
Smithfield Foods, Inc. 7.000% 08/01/2011	1,210,000	1,203,950
		2,151,081
Forest Products & Paper — 0.2%
International Paper Co. 3.800% 04/01/2008	920,000	906,749
Rock-Tenn Co. 5.625% 03/15/2013	140,000	129,850
		1,036,599
Gas — 0.7%
Australian Gas Light Co. Ltd.(c) 6.400% 04/15/2008	850,000	853,844
KeySpan Gas East Corp., Series A 6.900% 01/15/2008	1,105,000	1,113,084
OAO Gazprom(c) 9.625% 03/01/2013	400,000	463,520
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	475,000	460,608
Southwest Gas Corp. 8.375% 02/15/2011	305,000	328,067
		3,219,123
Holding Company – Diversified — 0.4%
Leucadia National Corp. 7.750% 08/15/2013	2,000,000	2,050,000
Home Builders — 0.1%
D.R. Horton, Inc. 4.875% 01/15/2010	120,000	116,007
Lennar Corp., Series B 6.500% 04/15/2016	300,000	290,529
		406,536

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	$450,000	$431,754
Toro Co. 7.800% 06/15/2027	235,000	241,480
		673,234
Internet — 0.1%
The Thomson Corp. 6.200% 01/05/2012	650,000	661,454
Investment Companies — 0.1%
Xstrata Finance Canada(c) 5.800% 11/15/2016	285,000	276,871
Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	385,000	378,806
Lodging — 0.7%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	425,000	411,719
Hilton Hotels Corp. 7.200% 12/15/2009	65,000	66,787
Hilton Hotels Corp. 7.625% 05/15/2008	460,000	466,325
Marriot International 6.200% 06/15/2016	1,125,000	1,106,803
MGM Mirage 6.000% 10/01/2009	360,000	356,850
MGM Mirage 6.750% 09/01/2012	100,000	95,500
MGM Mirage 6.750% 04/01/2013	335,000	318,250
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	495,000	515,466
		3,337,700
Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 7.250% 09/15/2007	115,000	115,144
Briggs & Stratton Corp. 8.875% 03/15/2011	725,000	771,306
Idex Corp. 6.875% 02/15/2008	775,000	780,487
		1,666,937
Manufacturing — 0.9%
Bombardier Capital, Inc.(c) 6.750% 05/01/2012	310,000	305,350

	Principal Amount	Market Value
Cooper Industries Ltd. 5.250% 07/01/2007	$1,500,000	$1,500,000
Cooper US, Inc. 6.100% 07/01/2017	635,000	643,004
Dover Corp. 6.250% 06/01/2008	750,000	752,289
Pentair, Inc. 7.850% 10/15/2009	850,000	886,090
		4,086,733
Media — 3.3%
Belo Corp. 6.750% 05/30/2013	1,100,000	1,114,199
Belo Corp. 8.000% 11/01/2008	555,000	569,908
Clear Channel Communications, Inc. 4.250% 05/15/2009	950,000	918,165
Comcast Cable Communications, Inc. 6.200% 11/15/2008	1,235,000	1,244,798
Cox Communications, Inc. 4.625% 01/15/2010	2,565,000	2,505,346
Cox Communications, Inc. 6.750% 03/15/2011	475,000	491,564
Cox Enterprises, Inc.(c) 4.375% 05/01/2008	750,000	742,482
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,800,000	1,782,088
Echostar DBS Corp. 7.125% 02/01/2016	600,000	586,500
Knight-Ridder, Inc. 7.125% 06/01/2011	180,000	182,169
Rogers Cable, Inc. 5.500% 03/15/2014	225,000	218,188
Scholastic Corp. 5.000% 04/15/2013	500,000	439,306
Shaw Communications, Inc. 8.250% 04/11/2010	1,325,000	1,391,250
The Thomson Corp. 5.750% 02/01/2008	955,000	955,802
Time Warner Inc. 5.875% 11/15/2016	845,000	821,848
Viacom, Inc. 6.250% 04/30/2016	315,000	310,258
Viacom, Inc. 6.625% 05/15/2011	780,000	800,609
		15,074,480
Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 02/15/2010	730,000	725,874

	Principal Amount	Market Value
Mining — 0.9%
Alcan Aluminum Ltd. 6.250% 11/01/2008	$800,000	$804,247
Codelco, Inc.(c) 6.150% 10/24/2036	415,000	411,446
Freeport-McMoRan Copper & Gold, Inc. 8.250% 04/01/2015	975,000	1,028,625
Vale Overseas Ltd. 6.250% 01/23/2017	455,000	451,278
Vale Overseas Ltd. 6.875% 11/21/2036	420,000	422,178
Vulcan Materials Co. 6.000% 04/01/2009	800,000	808,651
		3,926,425
Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 05/15/2012	350,000	343,987
Oil & Gas — 1.1%
Enterprise Products Operating LP 7.500% 02/01/2011	195,000	205,561
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	150,000	149,379
Lasmo (USA), Inc. 6.750% 12/15/2007	2,000,000	2,011,192
Mobil Corp. 8.625% 08/15/2021	1,000,000	1,272,377
The Premcor Refining Group, Inc. 6.750% 05/01/2014	280,000	286,094
Tesoro Corp.(c) 6.500% 06/01/2017	330,000	322,575
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	946,346
		5,193,524
Oil & Gas Services — 0.2%
Colonial Pipeline Co.(c) 7.630% 04/15/2032	500,000	598,279
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	210,000	192,150
		790,429
Packaging & Containers — 0.6%
Packaging Corp. of America 5.750% 08/01/2013	360,000	348,612
Pactiv Corp. 5.875% 07/15/2012	345,000	345,893
Pactiv Corp. 6.400% 01/15/2018	300,000	301,127

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Sealed Air Corp.(c) 6.875% 07/15/2033	$200,000	$194,456
Sonoco Products Co. 6.500% 11/15/2013	1,500,000	1,534,884
		2,724,972
Pipelines — 2.0%
Boardwalk Pipelines LLC 5.500% 02/01/2017	235,000	223,896
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,050,000	1,072,550
Duke Energy Field Services Corp. 7.875% 08/16/2010	800,000	849,564
Enbridge Energy Partners LP 4.000% 01/15/2009	1,000,000	977,677
Enbridge, Inc. 5.800% 06/15/2014	1,200,000	1,190,100
Gulf South Pipeline Co. LP(c) 5.050% 02/01/2015	225,000	212,713
Kern River Funding Corp.(c) 4.893% 04/30/2018	895,767	856,084
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	1,100,000	1,099,616
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	220,000	215,296
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	150,000	144,288
Kinder Morgan Energy Partners, LP 6.950% 01/15/2038	655,000	661,574
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	150,000	147,349
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	490,000	506,964
Plains All American Pipeline Co. 5.625% 12/15/2013	590,000	578,668
Southern Natural Gas Co.(c) 5.900% 04/01/2017	370,000	357,871
		9,094,210

	Principal Amount	Market Value
Real Estate Investment Trusts (REITS) — 1.5%
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	$1,200,000	$1,199,584
Brandywine Operating Partnership LP 5.625% 12/15/2010	465,000	464,532
iStar Financial, Inc. REIT 7.000% 03/15/2008	495,000	499,010
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	190,000	187,571
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	350,000	341,465
Kimco Realty Corp., Series B 7.860% 11/01/2007	1,100,000	1,107,264
Prologis REIT 5.250% 11/15/2010	970,000	959,487
Senior Housing Properties Trust REIT 8.625% 01/15/2012	125,000	133,750
United Dominion Realty Trust, Inc. REIT 4.300% 07/01/2007	750,000	750,000
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	490,000	486,589
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	955,000	1,013,991
		7,143,243
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	160,000	177,377
The May Department Stores Co. 3.950% 07/15/2007	430,000	429,776
		607,153
Savings & Loans — 0.2%
Washington Mutual Bank 5.650% 08/15/2014	1,125,000	1,097,464
Software — 0.1%
Certegy, Inc. 4.750% 09/15/2008	270,000	264,601
Telecommunications — 1.8%
Anixter, Inc. 5.950% 03/01/2015	715,000	668,525
Embarq Corp. 7.082% 06/01/2016	340,000	341,905

	Principal Amount	Market Value
Qwest Corp. 7.875% 09/01/2011	$1,150,000	$1,198,875
Qwest Corp. 8.875% 03/15/2012	415,000	447,162
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	410,000	414,378
SBC Communications, Inc. 6.125% 02/15/2008	350,000	350,876
Sprint Capital Corp. 6.125% 11/15/2008	2,100,000	2,111,896
Sprint Capital Corp. 6.900% 05/01/2019	360,000	356,377
Sprint Nextel Corp. 6.000% 12/01/2016	1,005,000	953,398
Telecom Italia Capital SA 6.000% 09/30/2034	465,000	418,930
Verizon Global Funding Corp. 7.750% 12/01/2030	250,000	280,041
Verizon New England, Inc. 6.500% 09/15/2011	730,000	749,251
		8,291,614
Textiles — 0.1%
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	250,000	258,813
Transportation — 0.4%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	665,000	682,541
CNF, Inc. 8.875% 05/01/2010	600,000	643,940
CSX Corp. 7.250% 05/01/2027	50,000	53,616
Norfolk Southern Corp. 6.000% 04/30/2008	550,000	551,734
		1,931,831
TOTAL CORPORATE DEBT (Cost $127,551,867)		125,543,652
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.1%
Collateralized Mortgage Obligations — 1.6%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.538% 08/25/2034	525,540	516,446
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA FRN 3.999% 07/25/2034	1,684,165	1,645,185

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 FRN 3.786% 11/21/2034	$600,000	$581,147
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	640,352	645,408
Washington Mutual, Inc., Series 2004-AR14, Class A1 VRN 4.260% 01/25/2035	2,077,069	2,031,548
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.575% 12/25/2034	1,826,800	1,795,207
		7,214,941
Financial Services — 7.5%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,461,676	1,358,908
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(c) 6.350% 09/20/2010	680,000	690,200
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	7,557	7,567
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/01/2044	1,325,000	1,298,745
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	900,000	885,812
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.243% 07/25/2037	3,700,000	3,658,375
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Cl. A2A 5.237% 12/11/2049	1,825,000	1,795,513

	Principal Amount	Market Value
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 5.722% 09/25/2033	$240,485	$244,051
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.136% 02/25/2034	153,136	154,239
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	64,202	63,973
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(c) 6.226% 01/11/2013	875,000	875,000
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 5.371% 08/25/2034	284,923	288,157
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 5.838% 08/25/2034	503,489	511,237
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	4,450,000	4,362,734
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.013% 07/25/2033	62,941	63,085
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, VRN 6.036% 02/25/2034	69,714	70,088
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	4,200,000	4,114,955
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	2,300,000	2,287,224

	Principal Amount	Market Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.375% 02/25/2034	$6,977	$7,044
Newport Waves CDO, Series 2007-1A, Class A3LS FRN(c) 5.960% 06/20/2014	1,400,000	1,398,376
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class A7, FRN(c) 7.350% 09/20/2010	500,000	505,690
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class B2, FRN(c) 7.950% 09/20/2010	400,000	402,492
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(c) 6.920% 02/03/2014	1,000,000	1,021,756
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 7.341% 03/25/2034	197,051	198,601
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.251% 06/25/2032	149,252	148,707
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,375,634	1,316,095
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	2,875,000	2,650,839
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	383,497	401,089
Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	292,797	293,255

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.429% 04/25/2044	$509,623	$510,498
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.218% 09/25/2034	1,447,426	1,423,783
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	1,778,304	1,751,915
		34,760,003
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,746,449)		41,974,944
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Regional (State & Province) — 0.4%
Province of Ontario 4.750% 01/19/2016	1,700,000	1,624,600
Sovereign — 0.3%
United Mexican States 5.625% 01/15/2017	1,405,000	1,375,495
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,037,370)		3,000,095
U.S. GOVERNMENT AGENCY OBLIGATIONS — 36.2%
Other Agencies — 0.1%
Pass-Through Securities New Valley Generation IV, TVA 4.687% 01/15/2022	504,607	478,678
U.S. GOVERNMENT AGENCIES — 36.1%
Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	534,784	547,914
Pass-Through Securities — 36.0%
Fannie Mae 6.000% 01/01/2036- 10/01/2036	14,893,123	14,745,241
Fannie Mae 6.500% 06/01/2035- 11/01/2036	17,521,213	17,690,353
FHLMC 4.000% 12/15/2009	8,275,000	8,054,271

	Principal Amount	Market Value
FHLMC 5.500% 07/01/2020- 11/01/2031	$16,439,104	$16,202,115
FHLMC 6.000% 09/01/2016- 02/01/2018	385,860	388,407
FHLMC 6.500% 09/01/2016	732,878	746,271
FHLMC 7.500% 10/01/2030- 02/01/2031	84,267	88,372
FHLMC 8.000% 03/01/2027	120,280	127,047
FHLMC 9.000% 03/01/2017	4,173	4,363
FNMA 3.875% 02/15/2010	8,000,000	7,748,199
FNMA 4.500% 12/01/2033- 01/01/2037	27,146,357	24,690,879
FNMA 5.000% 08/01/2035	16,951,282	15,918,312
FNMA 5.500% 02/01/2014- 05/01/2036	46,528,297	45,311,757
FNMA 6.000% 06/01/2016	70,783	71,283
FNMA 6.500% 07/01/2016- 10/01/2036	1,104,308	1,117,442
FNMA 7.000% 03/01/2031- 04/01/2031	146,028	151,624
FNMA 7.500% 08/01/2029- 06/01/2031	121,648	127,529
FNMA 8.000% 11/01/2029- 09/01/2031	312,498	327,687
FNMA 9.000% 05/01/2009	15,586	15,842
GNMA 5.500% 04/15/2037	7,022,439	6,812,041
GNMA 6.500% 09/15/2036	4,205,741	4,272,770
GNMA 7.000% 09/15/2023- 08/15/2032	489,371	507,969
GNMA 7.250% 11/20/2021	60,176	62,392
GNMA 7.500% 03/15/2017- 06/15/2024	180,989	187,733

	Principal Amount	Market Value
GNMA 8.000% 08/15/2007- 04/15/2008	$11,390	$11,415
GNMA, FRN
5.125% 11/20/2025- 11/20/2027	28,395	28,824
TOTAL PASS-THROUGH SECURITIES		165,410,138
TOTAL U.S. GOVERNMENT AGENCIES		165,958,052
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $169,650,157)		166,436,730
U.S. TREASURY OBLIGATIONS — 19.8%
U.S. Government Agencies — 10.1%
U.S. Treasury Note(e) 4.375% 08/15/2012	18,220,000	17,808,627
U.S. Treasury Note(e) 4.500% 05/15/2017	15,875,000	15,222,636
U.S. Treasury Principal Strips 0.000% 05/15/2016	21,000,000	13,440,328
		46,471,591
U.S. Treasury Bonds — 5.0%
U.S. Treasury Bond(e) (f) 6.125% 08/15/2029	20,690,000	23,218,059
U.S. Treasury Notes — 4.7%
U.S. Treasury Inflation Index 2.500% 07/15/2016	4,398,900	4,352,217
U.S. Treasury Note 4.000% 11/15/2012	3,500,000	3,354,258
U.S. Treasury Note(e) 4.875% 05/31/2011	2,795,000	2,791,506
U.S. Treasury Note 5.000% 08/15/2011	11,000,000	11,050,703
		21,548,684
TOTAL U.S. TREASURY OBLIGATIONS (Cost $89,923,794)		91,238,334
TOTAL BONDS & NOTES (Cost $436,764,567)		431,898,987
OPTIONS — 0.0%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	6,000,000	74,763
TOTAL OPTIONS (Cost $80,400)		74,763
TOTAL LONG TERM INVESTMENTS (Cost $436,844,967)		432,020,316

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 14.3%
Cash Equivalents — 8.3%(h)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$492,607	$492,607
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	1,231,517	1,231,517
American Beacon Money Market Fund(g)	1,381,705	1,381,705
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	923,638	923,638
Bank of America 5.270% 07/06/2007	1,231,517	1,231,517
Bank of America 5.270% 07/16/2007	246,303	246,303
Bank of America 5.270% 08/17/2007	307,879	307,879
Bank of America 5.300% 09/17/2007	615,759	615,759
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	1,231,517	1,231,517
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	307,879	307,879
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	246,303	246,303
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	184,728	184,728
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	1,169,941	1,169,941
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	677,334	677,334
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	1,231,517	1,231,517
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	246,303	246,303
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	615,759	615,759
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	184,728	184,728
BGI Institutional Money Market Fund(g)	800,486	800,486

	Principal Amount	Market Value
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	$1,847,276	$1,847,276
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	615,759	615,759
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,847,276	1,847,276
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	1,231,517	1,231,517
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	1,231,517	1,231,517
Dreyfus Institutional Cash Advantage Money Market Fund(g)	369,455	369,455
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	91,338	91,338
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	307,879	307,879
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	307,879	307,879
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	431,031	431,031
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	307,879	307,879
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	246,303	246,303
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	615,759	615,759
Freddie Mac Discount Note 5.155% 07/16/2007	116,274	116,274
Freddie Mac Discount Note 5.185% 07/09/2007	60,702	60,702
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	554,183	554,183
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	615,759	615,759

	Principal Amount	Market Value
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	$614,492	$614,492
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	923,638	923,638
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	1,231,517	1,231,517
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,847,276	1,847,276
Reserve Primary Money Market Fund(g)	1,222,575	1,222,575
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	1,231,517	1,231,517
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	307,879	307,879
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	1,231,517	1,231,517
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	184,728	184,728
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	206,865	206,865
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	862,062	862,062
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	1,231,517	1,231,517
Vanguard Prime Money Market Fund(g)	615,759	615,759
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	332,510	332,510
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	1,231,517	1,231,517
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	615,759	615,759
		38,016,334
Commercial Paper — 6.0%
Avery Dennison Corp. 5.360% 07/05/2007	4,350,000	4,347,410

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
DaimlerChrysler North America Holding Corp. 5.350% 07/11/2007	$1,880,000	$1,877,206
Dow Jones & Co., Inc. 5.370% 07/23/2007	2,668,000	2,659,245
Kraft Foods, Inc. 5.330% 07/09/2007	1,455,000	1,453,276
Kraft Foods, Inc. 5.360% 07/12/2007	2,335,000	2,331,176
Newell Rubbermaid, Inc. 5.340% 07/10/2007	3,535,000	3,530,280
Pearson, Inc. 5.370% 07/06/2007	1,000,000	999,254
Pearson, Inc. 5.370% 07/18/2007	2,500,000	2,493,661
Reed Elsevier 5.350% 07/17/2007	1,300,000	1,296,909
RR Donnelley & Sons Co. 5.350% 07/02/2007	2,235,000	2,234,668
Walt Disney Co. 5.310% 07/03/2007	1,065,000	1,064,686
Wisconsin Electric Power 5.330% 07/13/2007	3,440,000	3,433,888
		27,721,659
TOTAL SHORT-TERM INVESTMENTS (Cost $65,737,993)		65,737,993
TOTAL INVESTMENTS — 108.2% (Cost $502,582,960)(i)		497,758,309
Other Assets/ (Liabilities) — (8.2%)		(37,542,088)
NET ASSETS — 100.0%		$460,216,221

Notes to Portfolio of Investments

FRN - Floating Rate Note

VRN - Variable Rate Note

(a)  Non-income producing security.

(b)  Security is currently in default.

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities amounted to a value of $16,938,421 or 3.7% of net assets.

(d)  This security is valued in good faith under procedures established by the Board of Trustees.

(e)  Denotes all or a portion of security on loan. (Note 2).

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  Amount represents shares owned of the fund.

(h)  Represents investments of security lending collateral. (Note 2).

(i)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 60.4%
COMMON STOCK — 60.4%
Advertising — 0.1%
Omnicom Group, Inc.	16,400	$867,888
Aerospace & Defense — 1.7%
Boeing Co.	29,400	2,827,104
General Dynamics Corp.	17,100	1,337,562
L-3 Communications Holdings, Inc.	17,400	1,694,586
Lockheed Martin Corp.	31,200	2,936,856
Northrop Grumman Corp.	19,400	1,510,678
Raytheon Co.	40,000	2,155,600
Rockwell Collins, Inc.	5,300	374,392
United Technologies Corp.	41,300	2,929,409
		15,766,187
Agriculture — 0.9%
Altria Group, Inc.	104,700	7,343,658
Reynolds American, Inc.(a)	9,200	599,840
UST, Inc.	9,400	504,874
		8,448,372
Airlines — 0.0%
Southwest Airlines Co.	1,700	25,347
Apparel — 0.1%
Coach, Inc.(b)	800	37,912
Nike, Inc. Cl. B	14,800	862,692
Polo Ralph Lauren Corp.	1,800	176,598
VF Corp.	2,600	238,108
		1,315,310
Auto Manufacturers — 0.1%
Ford Motor Co.(a)	76,200	717,804
General Motors Corp.	15,400	582,120
Paccar, Inc.	100	8,704
		1,308,628
Automotive & Parts — 0.1%
Genuine Parts Co.	3,100	153,760
Johnson Controls, Inc.	7,300	845,121
		998,881
Banks — 3.2%
Bank of America Corp.	184,205	9,005,782
The Bank of New York Co., Inc.	24,400	1,011,136
BB&T Corp.	17,500	711,900

	Number of Shares	Market Value
Capital One Financial Corp.	13,333	$1,045,841
Comerica, Inc.	7,900	469,813
Compass Bancshares, Inc.	3,400	234,532
Fifth Third Bancorp	28,100	1,117,537
First Horizon National Corp.(a)	3,500	136,500
Huntington Bancshares, Inc.(a)	7,700	175,098
KeyCorp(a)	11,700	401,661
M&T Bank Corp.	2,200	235,180
Marshall and Ilsley Corp.	7,400	352,462
Mellon Financial Corp.	6,800	299,200
National City Corp.(a)	18,700	623,084
Northern Trust Corp.	2,900	186,296
PNC Financial Services Group, Inc.	17,600	1,259,808
Regions Financial Corp.	36,086	1,194,447
State Street Corp.	5,300	362,520
SunTrust Banks, Inc.	11,500	986,010
Synovus Financial Corp.	9,500	291,650
U.S. Bancorp	58,100	1,914,395
Wachovia Corp.	61,837	3,169,146
Wells Fargo & Co.	129,100	4,540,447
Zions Bancorp	2,600	199,966
		29,924,411
Beverages — 0.8%
Anheuser-Busch Cos., Inc.	29,800	1,554,368
The Coca-Cola Co.	4,600	240,626
Coca-Cola Enterprises, Inc.	18,600	446,400
Molson Coors Brewing Co. Cl. B	1,900	175,674
The Pepsi Bottling Group, Inc.	8,900	299,752
PepsiCo, Inc.	68,000	4,409,800
		7,126,620
Biotechnology — 0.1%
Biogen Idec, Inc.(b)	17,700	946,950
Celgene Corp.(b)	100	5,733
		952,683
Building Materials — 0.1%
American Standard Cos., Inc.	5,300	312,594
Masco Corp.(a)	21,200	603,564
		916,158

	Number of Shares	Market Value
Chemicals — 0.8%
Air Products & Chemicals, Inc.	8,000	$642,960
Ashland, Inc.	4,000	255,800
The Dow Chemical Co.	35,300	1,560,966
Du Pont (E.I.) de Nemours & Co.	34,200	1,738,728
Eastman Chemical Co.	2,600	167,258
International Flavors & Fragrances, Inc.	2,400	125,136
Monsanto Co.	30,300	2,046,462
The Sherwin-Williams Co.	8,300	551,701
Sigma-Aldrich Corp.	5,900	251,753
		7,340,764
Commercial Services — 0.6%
Apollo Group, Inc. Cl. A(b)	100	5,843
Convergys Corp.(b)	34,300	831,432
Donnelley (R.R.) & Sons Co.	10,900	474,259
Equifax, Inc.	7,200	319,824
McKesson Corp.	27,500	1,640,100
Monster Worldwide, Inc.(b)	1,200	49,320
Moody's Corp.	22,500	1,399,500
Robert Half International, Inc.	900	32,850
Western Union	39,200	816,536
		5,569,664
Computers — 3.6%
Affiliated Computer Services, Inc. Cl. A(b)	2,500	141,800
Apple, Inc.(b)	70,900	8,652,636
Computer Sciences Corp.(b)	8,700	514,605
Dell, Inc.(b)	89,900	2,566,645
Electronic Data Systems Corp.	33,600	931,728
EMC Corp.(b)	117,300	2,123,130
Hewlett-Packard Co.	173,100	7,723,722
International Business Machines Corp.	84,000	8,841,000
Lexmark International, Inc. Cl. A(b)	6,100	300,791
NCR Corp.(b)	5,600	294,224
Network Appliance, Inc.(b)	11,800	344,560
SanDisk Corp.(b)	300	14,682

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sun Microsystems, Inc.(b)	104,700	$550,722
		33,000,245
Cosmetics & Personal Care — 1.0%
Colgate-Palmolive Co.	11,600	752,260
The Estee Lauder Cos., Inc. Cl. A	4,100	186,591
The Procter & Gamble Co.	136,693	8,364,245
		9,303,096
Diversified Financial — 6.0%
American Express Co.	38,700	2,367,666
Ameriprise Financial, Inc.	7,080	450,076
The Bear Stearns Cos., Inc.	3,900	546,000
The Charles Schwab Corp.	1,400	28,728
Chicago Mercantile Exchange Holdings, Inc.(a)	100	53,436
CIT Group, Inc.	12,900	707,307
Citigroup, Inc.	203,400	10,432,386
Countrywide Financial Corp.(a)	28,500	1,035,975
E*TRADE Financial Corp.(b)	13,800	304,842
Fannie Mae	61,300	4,004,729
Franklin Resources, Inc.	4,900	649,103
Freddie Mac	21,300	1,292,910
The Goldman Sachs Group, Inc.	28,200	6,112,350
JP Morgan Chase & Co.	208,916	10,121,980
Janus Capital Group, Inc.	6,000	167,040
Legg Mason, Inc.	200	19,676
Lehman Brothers Holdings, Inc.	45,200	3,368,304
Merrill Lynch & Co., Inc.	71,300	5,959,254
Morgan Stanley	84,700	7,104,636
SLM Corp.	13,300	765,814
T. Rowe Price Group, Inc.	100	5,189
		55,497,401
Electric — 2.1%
AES Corp.(b)	200	4,376
Ameren Corp.	11,500	563,615
American Electric Power Co., Inc.	14,700	662,088
CenterPoint Energy, Inc.	28,300	492,420
Consolidated Edison, Inc.	19,800	893,376
Constellation Energy Group, Inc.	6,700	584,039
Dominion Resources, Inc.	12,900	1,113,399

	Number of Shares	Market Value
DTE Energy Co.	9,900	$477,378
Duke Energy Corp.	92,132	1,686,016
Edison International	29,200	1,638,704
Entergy Corp.	8,000	858,800
Exelon Corp.	24,900	1,807,740
FirstEnergy Corp.	15,500	1,003,315
FPL Group, Inc.	21,400	1,214,236
Integrys Energy Group, Inc.	1,900	96,387
PG&E Corp.	25,800	1,168,740
Pinnacle West Capital Corp.	6,900	274,965
PPL Corp.	10,500	491,295
Progress Energy, Inc.	18,600	847,974
Public Service Enterprise Group, Inc.	9,300	816,354
Southern Co.	54,500	1,868,805
Teco Energy, Inc.	8,100	139,158
Xcel Energy, Inc.(a)	39,600	810,612
		19,513,792
Electrical Componenets & Equipment — 0.1%
Emerson Electric Co.	17,800	833,040
Molex, Inc.	100	3,001
		836,041
Electronics — 0.3%
Agilent Technologies, Inc.(b)	29,300	1,126,292
Applera Corp.-Applied Biosystems Group	7,000	213,780
Jabil Circuit, Inc.	200	4,414
PerkinElmer, Inc.	7,700	200,662
Tektronix, Inc.	6,700	226,058
Thermo Fisher Scientific, Inc.(b)	23,500	1,215,420
		2,986,626
Engineering & Construction — 0.0%
Fluor Corp.	100	11,137
Environmental Controls — 0.3%
Allied Waste Industries, Inc.(b)	31,700	426,682
Waste Management, Inc.	66,100	2,581,205
		3,007,887
Foods — 1.2%
Campbell Soup Co.	8,600	333,766
ConAgra Foods, Inc.	15,100	405,586
Dean Foods Co.	54,200	1,727,354
General Mills, Inc.	14,300	835,406
Heinz (H. J.) Co.	12,700	602,869
The Hershey Co.	5,200	263,224

	Number of Shares	Market Value
Kellogg Co.	14,500	$750,955
The Kroger Co.	97,500	2,742,675
Safeway, Inc.	25,000	850,750
Sara Lee Corp.	42,700	742,980
SuperValu, Inc.	15,600	722,592
Tyson Foods, Inc. Cl. A	38,900	896,256
Wrigley (Wm.) Jr. Co.	5,000	276,550
		11,150,963
Forest Products & Paper — 0.2%
International Paper Co.	24,300	948,915
MeadWestvaco Corp.	4,100	144,812
Temple-Inland, Inc.	12,200	750,666
Weyerhaeuser Co.	100	7,893
		1,852,286
Gas — 0.3%
KeySpan Corp.	4,400	184,712
Nicor, Inc.(a)	22,700	974,284
NiSource, Inc.	16,300	337,573
Sempra Energy	27,100	1,605,133
		3,101,702
Hand & Machine Tools — 0.2%
The Black & Decker Corp.	13,500	1,192,185
Snap-on, Inc.	3,700	186,887
The Stanley Works	9,500	576,650
		1,955,722
Health Care – Products — 1.4%
Bard (C.R.), Inc.	1,900	156,997
Bausch & Lomb, Inc.	2,000	138,880
Baxter International, Inc.	36,500	2,056,410
Becton, Dickinson & Co.	4,600	342,700
Boston Scientific Corp.(b)	1,700	26,078
Johnson & Johnson	135,800	8,367,996
Medtronic, Inc.	24,600	1,275,756
St. Jude Medical, Inc.(a) (b)	6,800	282,132
Zimmer Holdings, Inc.(b)	7,800	662,142
		13,309,091
Health Care – Services — 0.7%
Aetna, Inc.	39,400	1,946,360
Coventry Health Care, Inc.(b)	4,700	270,955
Humana, Inc.(b)	4,900	298,459
Laboratory Corp. of America Holdings(a) (b)	5,700	446,082
Manor Care, Inc.(a)	1,200	78,348
UnitedHealth Group, Inc.	39,900	2,040,486
WellPoint, Inc.(b)	18,200	1,452,906
		6,533,596

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Builders — 0.2%
Centex Corp.(a)	15,000	$601,500
KB Home	16,600	653,542
Lennar Corp. Cl. A	16,000	584,960
		1,840,002
Home Furnishing — 0.1%
Harman International Industries, Inc.	100	11,680
Whirlpool Corp.	11,200	1,245,440
		1,257,120
Household Products — 0.2%
The Clorox Co.	13,600	844,560
Fortune Brands, Inc.	1,900	156,503
Kimberly-Clark Corp.	18,000	1,204,020
		2,205,083
Housewares — 0.0%
Newell Rubbermaid, Inc.	11,300	332,559
Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	4,100	381,505
Insurance — 4.3%
ACE Ltd.	26,600	1,663,032
AFLAC, Inc.(a)	15,900	817,260
Allstate Corp.	36,800	2,263,568
Ambac Financial Group, Inc.	5,100	444,669
American International Group, Inc.	148,800	10,420,464
Aon Corp.	19,600	835,156
Assurant, Inc.	13,100	771,852
Chubb Corp.	32,600	1,764,964
Cigna Corp.	26,000	1,357,720
Cincinnati Financial Corp.	16,800	729,120
Genworth Financial, Inc. Cl. A	15,300	526,320
The Hartford Financial Services Group, Inc.	21,000	2,068,710
Lincoln National Corp.	17,987	1,276,178
Loews Corp.	21,200	1,080,776
Marsh & McLennan Cos., Inc.	18,100	558,928
MBIA, Inc.(a)	11,700	727,974
Metlife, Inc.	49,100	3,165,968
MGIC Investment Corp.	2,600	147,836
Progressive Corp.	22,400	536,032
Prudential Financial, Inc.	33,400	3,247,482
Safeco Corp.	3,500	217,910
Torchmark Corp.	11,000	737,000
St. Paul Travelers Companies	52,335	2,799,922
Unum Group	19,000	496,090

	Number of Shares	Market Value
XL Capital Ltd. Cl. A	17,200	$1,449,788
		40,104,719
Internet — 0.6%
Amazon.com, Inc.(a) (b)	17,600	1,204,016
eBay, Inc.(b)	26,300	846,334
Google, Inc. Cl. A(b)	2,700	1,413,126
IAC/InterActiveCorp(b)	12,300	425,703
Symantec Corp.(b)	42,800	864,560
VeriSign, Inc.(b)	12,500	396,625
Yahoo!, Inc.(b)	5,000	135,650
		5,286,014
Iron & Steel — 0.4%
Allegheny Technologies, Inc.	3,000	314,640
Nucor Corp.	18,600	1,090,890
United States Steel Corp.	19,400	2,109,750
		3,515,280
Leisure Time — 0.0%
Harley-Davidson, Inc.	100	5,961
Lodging — 0.1%
Hilton Hotels Corp.	400	13,388
Marriott International, Inc. Cl. A	7,300	315,652
Starwood Hotels & Resorts Worldwide, Inc.	6,500	435,955
Wyndham Worldwide Corp.(b)	5,300	192,178
		957,173
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	23,900	1,871,370
Terex Corp.(b)	1,800	146,340
		2,017,710
Machinery – Diversified — 0.2%
Cummins, Inc.	3,200	323,872
Deere & Co.	5,100	615,774
Rockwell Automation, Inc.	8,800	611,072
		1,550,718
Manufacturing — 2.7%
Cooper Industries Ltd. Cl. A	9,900	565,191
Danaher Corp.	13,300	1,004,150
Dover Corp.	6,500	332,475
Eastman Kodak Co.(a)	7,800	217,074
Eaton Corp.	8,300	771,900
General Electric Co.	328,100	12,559,668
Honeywell International, Inc.	71,100	4,001,508
Illinois Tool Works, Inc.	100	5,419

	Number of Shares	Market Value
Ingersoll-Rand Co. Ltd. Cl. A	500	$27,410
ITT Corp.	10,200	696,456
Leggett & Platt, Inc.	3,800	83,790
Pall Corp.	6,400	294,336
Parker Hannifin Corp.	18,000	1,762,380
Tyco International Ltd.	74,031	2,501,507
		24,823,264
Media — 2.3%
CBS Corp. Cl. B	53,650	1,787,618
Clear Channel Communications, Inc.	45,000	1,701,900
Comcast Corp. Cl. A(b)	68,150	1,916,378
The DIRECTV Group, Inc.(b)	28,500	658,635
Dow Jones & Co., Inc.	4,500	258,525
Gannett Co., Inc.	13,000	714,350
The McGraw-Hill Companies, Inc.	26,700	1,817,736
Meredith Corp.	29,100	1,792,560
The Scripps (E.W.) Co. Cl. A	1,600	73,104
Time Warner, Inc.	167,700	3,528,408
Tribune Co.	6,100	179,340
Viacom, Inc. Cl. B(b)	33,600	1,398,768
The Walt Disney Co.	169,300	5,779,902
		21,607,224
Mining — 0.3%
Alcoa, Inc.	4,900	198,597
Freeport-McMoran Copper & Gold, Inc.	22,993	1,904,280
Vulcan Materials Co.	3,200	366,528
		2,469,405
Office Equipment/Supplies — 0.2%
Xerox Corp.(b)	87,900	1,624,392
Oil & Gas — 5.5%
Anadarko Petroleum Corp.	8,500	441,915
Chesapeake Energy Corp.	900	31,140
Chevron Corp.	90,369	7,612,685
ConocoPhillips	79,058	6,206,053
Devon Energy Corp.	700	54,803
ENSCO International, Inc.	9,700	591,797
EOG Resources, Inc.	300	21,918
Exxon Mobil Corp.	285,800	23,972,904
Marathon Oil Corp.	50,300	3,015,988
Nabors Industries Ltd.(a) (b)	1,200	40,056
Occidental Petroleum Corp.	46,600	2,697,208
Sunoco, Inc.	4,500	358,560

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transocean, Inc.(b)	31,400	$3,327,772
Valero Energy Corp.	29,000	2,141,940
XTO Energy, Inc.	300	18,030
		50,532,769
Oil & Gas Services — 0.5%
Baker Hughes, Inc.	400	33,652
BJ Services Co.	400	11,376
Halliburton Co.	10,400	358,800
National Oilwell Varco, Inc.(b)	41,800	4,357,232
Schlumberger Ltd.	1,700	144,398
Weatherford International Ltd.(b)	600	33,144
		4,938,602
Packaging & Containers — 0.3%
Ball Corp.	6,100	324,337
Bemis Co., Inc.	3,300	109,494
Pactiv Corp.(b)	55,800	1,779,462
Sealed Air Corp.	4,900	151,998
		2,365,291
Pharmaceuticals — 3.9%
Abbott Laboratories	78,500	4,203,675
AmerisourceBergen Corp.	16,700	826,149
Bristol-Myers Squibb Co.	72,900	2,300,724
Cardinal Health, Inc.	8,700	614,568
Eli Lilly & Co.	36,600	2,045,208
Express Scripts, Inc.(b)	26,800	1,340,268
Forest Laboratories, Inc.(b)	36,300	1,657,095
King Pharmaceuticals, Inc.(b)	15,100	308,946
Medco Health Solutions, Inc.(b)	23,000	1,793,770
Merck & Co., Inc.	81,600	4,063,680
Pfizer, Inc.	445,400	11,388,878
Schering-Plough Corp.	55,200	1,680,288
Watson Pharmaceutical, Inc.(b)	30,500	992,165
Wyeth	49,800	2,855,532
		36,070,946
Pipelines — 0.0%
El Paso Corp.	1,400	24,122
The Williams Cos., Inc.	1,200	37,944
		62,066
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(b)	6,100	222,650

	Number of Shares	Market Value
Real Estate Investment Trusts (REITS) — 0.3%
Equity Residential REIT	5,600	$255,528
Host Hotels & Resorts, Inc. REIT(a)	64,600	1,493,552
Kimco Realty Corp.	9,400	357,858
ProLogis	10,500	597,450
		2,704,388
Retail — 2.7%
AutoNation, Inc.(b)	100	2,244
AutoZone, Inc.(b)	18,800	2,568,456
Best Buy Co., Inc.	11,750	548,372
Big Lots, Inc.(a) (b)	100,100	2,944,942
Circuit City Stores, Inc.	300	4,524
Costco Wholesale Corp.	16,800	983,136
CVS Caremark Corp.	7,113	259,269
Darden Restaurants, Inc.	4,700	206,753
Dollar General Corp.	16,600	363,872
Family Dollar Stores, Inc.	12,100	415,272
The Gap, Inc.	15,100	288,410
The Home Depot, Inc.	1,200	47,220
J.C. Penney Co., Inc.	100	7,238
Kohl's Corp.(b)	18,300	1,299,849
Lowe's Companies, Inc.	100	3,069
Macy's, Inc.	42,402	1,686,752
McDonald's Corp.	84,800	4,304,448
Nordstrom, Inc.	7,700	393,624
Office Depot, Inc.(b)	100	3,030
OfficeMax, Inc.	3,700	145,410
RadioShack Corp.(a)	91,200	3,022,368
Staples, Inc.	350	8,305
The TJX Cos., Inc.	32,800	902,000
Walgreen Co.	34,000	1,480,360
Wal-Mart Stores, Inc.	21,300	1,024,743
Wendy's International, Inc.	26,100	959,175
Yum! Brands, Inc.	29,300	958,696
		24,831,537
Savings & Loans — 0.2%
Sovereign Bancorp, Inc.(a)	9,400	198,716
Washington Mutual, Inc.	28,709	1,224,152
		1,422,868
Semiconductors — 1.5%
Advanced Micro Devices, Inc.(a) (b)	2,900	41,470
Altera Corp.	10,800	239,004
Analog Devices, Inc.	10,000	376,400
Applied Materials, Inc.	103,000	2,046,610
Broadcom Corp. Cl. A(b)	3,250	95,062
Intel Corp.	117,700	2,796,552
KLA-Tencor Corp.	9,200	505,540
LSI Corp.(b)	16,000	120,160

	Number of Shares	Market Value
Maxim Integrated Products, Inc.	600	$20,046
MEMC Electronic Materials, Inc.(b)	8,300	507,296
Micron Technology, Inc.(a) (b)	1,600	20,048
National Semiconductor Corp.(a)	30,200	853,754
Novellus Systems, Inc.(a) (b)	4,700	133,339
Nvidia Corp.(b)	27,100	1,119,501
Teradyne, Inc.(a) (b)	134,500	2,364,510
Texas Instruments, Inc.	59,100	2,223,933
Xilinx, Inc.	16,600	444,382
		13,907,607
Software — 2.8%
Adobe Systems, Inc.(b)	16,900	678,535
Autodesk, Inc.(b)	15,300	720,324
Automatic Data Processing, Inc.	28,100	1,362,007
BMC Software, Inc.(b)	6,600	199,980
CA, Inc.	12,653	326,827
Citrix Systems, Inc.(b)	3,300	111,111
Compuware Corp.(b)	148,900	1,765,954
Electronic Arts, Inc.(b)	300	14,196
Fidelity National Information Services, Inc.	4,700	255,116
First Data Corp.	26,600	869,022
Fiserv, Inc.(b)	5,300	301,040
IMS Health, Inc.	5,800	186,354
Intuit, Inc.(b)	10,800	324,864
Microsoft Corp.	443,300	13,064,051
Novell, Inc.(b)	118,700	924,673
Oracle Corp.(b)	232,996	4,592,351
		25,696,405
Telecommunications — 3.8%
ADC Telecommunications, Inc.(b)	11,000	201,630
Alltel Corp.	19,000	1,283,450
AT&T, Inc.	246,166	10,215,889
Avaya, Inc.(b)	51,000	858,840
CenturyTel, Inc.	28,800	1,412,640
Cisco Systems, Inc.(b)	262,700	7,316,195
Citizens Communications Co.(a)	92,600	1,414,002
Corning, Inc.(b)	19,600	500,780
Embarq Corp.	22,228	1,408,588
Juniper Networks, Inc.(b)	31,600	795,372
Motorola, Inc.	14,600	258,420
Qualcomm, Inc.	41,100	1,783,329

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Qwest Communications International, Inc.(a) (b)	155,900	$1,512,230
Sprint Nextel Corp.	90,065	1,865,246
Tellabs, Inc.(b)	400	4,304
Verizon Communications, Inc.	93,268	3,839,844
Windstream Corp.	23,900	352,764
		35,023,523
Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	18,500	581,085
Mattel, Inc.	43,500	1,100,115
		1,681,200
Transportation — 0.9%
Burlington Northern Santa Fe Corp.	16,400	1,396,296
C.H. Robinson Worldwide, Inc.	10,200	535,704
CSX Corp.	20,300	915,124
Norfolk Southern Corp.	52,000	2,733,640
Ryder System, Inc.(a)	1,500	80,700
Union Pacific Corp.	20,600	2,372,090
		8,033,554
TOTAL COMMON STOCK (Cost $411,071,733)		560,092,033
TOTAL EQUITIES (Cost $411,071,733)		560,092,033
RIGHTS — 0.0%
Computers
Seagate Technology(b) (c)	21,700	0
TOTAL RIGHTS (Cost $0)		0
	Principal Amount
BONDS & NOTES — 32.6%
ASSET BACKED SECURITIES — 0.3%
Electric — 0.0%
Mirant Mid-Atlantic LLC, Series 2001, Class A(d) 8.625% 06/30/2012	$440,982	467,441
Other ABS — 0.3%
Oak Hill Credit Partners, Series 1A, Class A2, FRN 5.410% 09/12/2013	1,500,000	1,501,875

	Principal Amount	Market Value
Travelers Funding Ltd., Series 1A, Class A1(e) 6.300% 02/18/2014	$879,539	$880,066
		2,381,941
TOTAL ASSET BACKED SECURITIES (Cost $2,849,980)		2,849,382
CORPORATE DEBT — 8.6%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	1,800,000	1,824,079
Airlines — 0.0%
US Airways, Inc., Class B(d) 7.500% 04/15/2008	869,681	9
Apparel — 0.0%
Kellwood Co. 7.625% 10/15/2017	130,000	125,330
Kellwood Co. 7.875% 07/15/2009	165,000	168,723
		294,053
Auto Manufacturers — 0.2%
DaimlerChrysler NA Holding 4.050% 06/04/2008	2,000,000	1,971,942
Banks — 0.2%
Bank of America Corp. 4.250% 10/01/2010	800,000	773,250
Wachovia Corp. 5.300% 10/15/2011	750,000	742,235
Wells Fargo & Co. 4.125% 03/10/2008	470,000	465,483
		1,980,968
Beverages — 0.2%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	300,000	281,137
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	275,000	269,751
Constellation Brands, Inc. 8.000% 02/15/2008	210,000	211,050
Foster's Finance Corp.(e) 6.875% 06/15/2011	835,000	868,084
		1,630,022
Building Materials — 0.1%
American Standard, Inc. 7.625% 02/15/2010	700,000	732,248

	Principal Amount	Market Value
Chemicals — 0.2%
Cytec Industries, Inc. 5.500% 10/01/2010	$335,000	$332,176
ICI Wilmington, Inc. 7.050% 09/15/2007	735,000	736,733
Lubrizol Corp. 4.625% 10/01/2009	480,000	470,584
Lubrizol Corp. 5.875% 12/01/2008	325,000	326,193
Sensient Technologies 6.500% 04/01/2009	400,000	399,919
		2,265,605
Commercial Services — 0.2%
Deluxe Corp.(e) 7.375% 06/01/2015	95,000	94,525
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	400,000	391,077
Equifax, Inc. 7.000% 07/01/2037	275,000	277,407
ERAC USA Finance Co.(e) 6.700% 06/01/2034	320,000	311,108
Valassis Communications, Inc. 6.625% 01/15/2009	420,000	415,800
		1,489,917
Communications — 0.0%
Viacom, Inc. 7.875% 07/30/2030	225,000	232,663
Computers — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	310,000	306,389
Diversified Financial — 1.1%
American Honda Finance Corp.(e) 3.850% 11/06/2008	700,000	685,894
Caterpillar Financial Services Corp., Series F 4.500% 09/01/2008	300,000	296,723
Citigroup, Inc.(a) 5.500% 02/15/2017	500,000	484,261
Countrywide Home Loans, Inc. 3.250% 05/21/2008	920,000	901,675
Emerald Investment Grade CBO Ltd. FRN(e) 5.885% 05/24/2011	980,710	981,201
Franklin Resources, Inc. 3.700% 04/15/2008	800,000	789,772
General Electric Capital Corp. 5.375% 10/20/2016	475,000	459,412

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Glencore Funding LLC(e) 6.000% 04/15/2014	$500,000	$490,712
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	775,000	744,704
Goldman Sachs Group, Inc. 5.625% 01/15/2017	780,000	747,562
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	275,000	262,315
Household Finance Corp. 4.125% 12/15/2008	875,000	859,259
Household Finance Corp. 6.375% 10/15/2011	750,000	770,638
HSBC Finance Corp. 5.900% 06/19/2012	70,000	70,390
Lazard Group LLC(e) 6.850% 06/15/2017	360,000	360,248
Lazard Group LLC 7.125% 05/15/2015	430,000	443,555
Morgan Stanley 5.450% 01/09/2017	265,000	250,913
Residential Capital Corp. 6.125% 11/21/2008	645,000	639,113
SLM Corp. 5.000% 10/01/2013	230,000	196,239
		10,434,586
Electric — 1.1%
Allegheny Energy Supply Co. LLC(e) 8.250% 04/15/2012	275,000	292,875
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,085,000	1,086,395
Consumers Energy Co. 4.400% 08/15/2009	250,000	244,285
Entergy Gulf States, Inc. 5.250% 08/01/2015	995,000	926,757
Ipalco Enterprises, Inc. 8.375% 11/14/2008	975,000	994,500
Kansas Gas & Electric Co. 5.647% 03/29/2021	310,000	297,733
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,050,000	1,032,177
MidAmerican Funding LLC 6.750% 03/01/2011	145,000	150,413
Monongahela Power Co. 6.700% 06/15/2014	400,000	417,884
Nevada Power Co., Series L 5.875% 01/15/2015	450,000	439,583

	Principal Amount	Market Value
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	$830,000	$836,491
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	102,000	103,346
Tampa Electric Co. 5.375% 08/15/2007	700,000	699,783
Tenaska Oklahoma(e) 6.528% 12/30/2014	495,453	483,057
TransAlta Corp. 5.750% 12/15/2013	1,000,000	975,571
Tri-State Generation & Transmission Association, Series 2003, Class A(e) 6.040% 01/31/2018	385,263	379,855
Tri-State Generation & Transmission Association, Series 2003, Class B(e) 7.144% 07/31/2033	525,000	546,132
TXU Energy Co. 7.000% 03/15/2013	210,000	216,613
		10,123,450
Electrical Componenets & Equipment — 0.1%
Ametek, Inc. 7.200% 07/15/2008	1,040,000	1,049,934
Electronics — 0.1%
Thomas & Betts Corp. 6.625% 05/07/2008	330,000	331,142
Thomas & Betts Corp., Series B 6.390% 02/10/2009	200,000	202,151
		533,293
Environmental Controls — 0.0%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	300,000	285,375
Financial Services — 0.1%
CIT Group, Inc. 5.125% 09/30/2014	535,000	505,451
Foods — 0.1%
Sara Lee Corp. 3.875% 06/15/2013	140,000	125,186
Smithfield Foods, Inc. 7.000% 08/01/2011	895,000	890,525
		1,015,711
Forest Products & Paper — 0.0%
Rock-Tenn Co. 5.625% 03/15/2013	105,000	97,388

	Principal Amount	Market Value
Gas — 0.2%
Australian Gas Light Co. Ltd.(e) 6.400% 04/15/2008	$710,000	$713,211
OAO Gazprom(e) 9.625% 03/01/2013	290,000	336,052
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	400,000	387,880
Southwest Gas Corp. 8.375% 02/15/2011	205,000	220,504
		1,657,647
Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.750% 08/15/2013	1,150,000	1,178,750
Home Builders — 0.0%
D.R. Horton, Inc. 4.875% 01/15/2010	80,000	77,338
Lennar Corp., Series B 6.500% 04/15/2016	180,000	174,317
		251,655
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	320,000	307,025
Toro Co. 7.800% 06/15/2027	165,000	169,550
		476,575
Investment Companies — 0.0%
Xstrata Finance Canada(e) 5.800% 11/15/2016	195,000	189,438
Iron & Steel — 0.0%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	245,000	241,058
Lodging — 0.3%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	385,000	372,969
Hilton Hotels Corp. 7.200% 12/15/2009	355,000	364,763
Marriot International 6.200% 06/15/2016	775,000	762,464
MGM Mirage 6.000% 10/01/2009	250,000	247,813
MGM Mirage 6.750% 09/01/2012	725,000	692,375
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	395,000	411,331
		2,851,715

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Machinery – Diversified — 0.1%
Briggs & Stratton Corp. 8.875% 03/15/2011	$550,000	$585,129
Idex Corp. 6.875% 02/15/2008	500,000	503,540
		1,088,669
Manufacturing — 0.1%
Bombardier Capital, Inc.(e) 6.750% 05/01/2012	245,000	241,325
Cooper US, Inc. 6.100% 07/01/2017	425,000	430,357
Pentair, Inc. 7.850% 10/15/2009	625,000	651,537
		1,323,219
Media — 0.9%
Belo Corp. 6.750% 05/30/2013	800,000	810,326
Belo Corp. 8.000% 11/01/2008	400,000	410,745
Clear Channel Communications, Inc. 4.250% 05/15/2009	625,000	604,056
Cox Communications, Inc. 4.625% 01/15/2010	1,850,000	1,806,975
Cox Communications, Inc. 6.750% 03/15/2011	700,000	724,410
Dow Jones & Co., Inc. 3.875% 02/15/2008	800,000	792,039
Echostar DBS Corp. 7.125% 02/01/2016	425,000	415,438
Knight-Ridder, Inc. 7.125% 06/01/2011	130,000	131,567
Rogers Cable, Inc. 5.500% 03/15/2014	200,000	193,945
Scholastic Corp. 5.000% 04/15/2013	305,000	267,977
Shaw Communications, Inc. 8.250% 04/11/2010	745,000	782,250
Time Warner Inc. 5.875% 11/15/2016	565,000	549,520
Viacom, Inc. 6.250% 04/30/2016	195,000	192,064
Viacom, Inc. 6.625% 05/15/2011	480,000	492,683
		8,173,995
Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 02/15/2010	475,000	472,315

	Principal Amount	Market Value
Mining — 0.3%
Codelco, Inc.(e) 6.150% 10/24/2036	$280,000	$277,602
Freeport-McMoRan Copper & Gold, Inc. 8.250% 04/01/2015	630,000	664,650
Vale Overseas Ltd. 6.250% 01/23/2017	305,000	302,505
Vale Overseas Ltd. 6.875% 11/21/2036	280,000	281,452
Vulcan Materials Co. 6.000% 04/01/2009	1,250,000	1,263,518
		2,789,727
Office Equipment/Supplies — 0.0%
Xerox Corp. 5.500% 05/15/2012	225,000	221,135
Oil & Gas — 0.3%
Enterprise Products Operating LP 7.500% 02/01/2011	175,000	184,478
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	45,000	44,814
Mobil Corp. 8.625% 08/15/2021	1,050,000	1,335,996
The Premcor Refining Group, Inc. 6.750% 05/01/2014	230,000	235,006
Tesoro Corp.(e) 6.500% 06/01/2017	215,000	210,163
XTO Energy, Inc. 4.900% 02/01/2014	850,000	804,394
		2,814,851
Oil & Gas Services — 0.1%
Colonial Pipeline Co.(e) 7.630% 04/15/2032	750,000	897,419
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	175,000	160,125
		1,057,544
Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 08/01/2013	250,000	242,092
Pactiv Corp. 5.875% 07/15/2012	230,000	230,595
Pactiv Corp. 6.400% 01/15/2018	200,000	200,751
Sealed Air Corp.(e) 6.875% 07/15/2033	145,000	140,981
		814,419

	Principal Amount	Market Value
Pipelines — 0.6%
Boardwalk Pipelines LLC 5.500% 02/01/2017	$175,000	$166,731
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	200,000	204,295
Duke Energy Field Services Corp. 7.875% 08/16/2010	1,800,000	1,911,519
Enbridge, Inc. 5.800% 06/15/2014	775,000	768,606
Gulf South Pipeline Co. LP(e) 5.050% 02/01/2015	150,000	141,809
Kern River Funding Corp.(e) 4.893% 04/30/2018	610,751	583,694
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	130,000	127,221
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	120,000	115,431
Kinder Morgan Energy Partners, LP 6.950% 01/15/2038	440,000	444,416
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	100,000	98,233
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	365,000	377,636
Plains All American Pipeline Co. 5.625% 12/15/2013	520,000	510,012
Southern Natural Gas Co.(e) 5.900% 04/01/2017	250,000	241,805
		5,691,408
Real Estate Investment Trusts (REITS) — 0.5%
Brandywine Operating Partnership LP 5.625% 12/15/2010	310,000	309,688
iStar Financial, Inc. REIT 7.000% 03/15/2008	250,000	252,025
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	165,000	162,890

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	$310,000	$302,440
Kimco Realty Corp., Series B 7.860% 11/01/2007	1,325,000	1,333,750
Prologis REIT 5.250% 11/15/2010	650,000	642,955
Senior Housing Properties Trust REIT 8.625% 01/15/2012	100,000	107,000
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	325,000	322,737
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	770,000	817,564
		4,251,049
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	115,000	127,490
The May Department Stores Co. 3.950% 07/15/2007	365,000	364,810
		492,300
Savings & Loans — 0.1%
Washington Mutual Bank 5.650% 08/15/2014	775,000	756,031
Software — 0.0%
Certegy, Inc. 4.750% 09/15/2008	220,000	215,601
Telecommunications — 0.5%
Anixter, Inc. 5.950% 03/01/2015	510,000	476,850
Embarq Corp. 7.082% 06/01/2016	205,000	206,148
Qwest Corp. 7.875% 09/01/2011	750,000	781,875
Qwest Corp. 8.875% 03/15/2012	300,000	323,250
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	350,000	353,737
Sprint Capital Corp. 6.125% 11/15/2008	1,200,000	1,206,798
Sprint Capital Corp. 6.900% 05/01/2019	255,000	252,434
Sprint Nextel Corp. 6.000% 12/01/2016	595,000	564,450
Telecom Italia Capital SA 6.000% 09/30/2034	325,000	292,800

	Principal Amount	Market Value
Verizon Global Funding Corp. 7.750% 12/01/2030	$525,000	$588,086
		5,046,428
Textiles — 0.1%
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	400,000	414,102
Transportation — 0.1%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	490,000	502,925
CSX Corp. 7.250% 05/01/2027	50,000	53,616
Norfolk Southern Corp. 6.000% 04/30/2008	450,000	451,419
		1,007,960
TOTAL CORPORATE DEBT (Cost $81,781,361)		80,250,674
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.0%
Collateralized Mortgage Obligations — 0.1%
Collateralized Mortgage Obligations
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	542,671	546,956
Financial Services — 2.9%
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,278,967	1,189,045
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(e) 6.350% 09/20/2010	430,000	436,450
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	19,648	19,674
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/01/2044	900,000	882,166

	Principal Amount	Market Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	$600,000	$590,541
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.243% 07/25/2037	2,500,000	2,471,875
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Cl. A2A 5.237% 12/11/2049	1,225,000	1,205,208
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 5.722% 09/25/2033	205,576	208,624
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.136% 02/25/2034	136,430	137,413
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	55,191	54,994
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(e) 6.226% 01/11/2013	575,000	575,000
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 5.371% 08/25/2034	243,694	246,460
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 5.838% 08/25/2034	434,043	440,722
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	2,850,000	2,794,110
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.013% 07/25/2033	56,137	56,266

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, VRN 6.036% 02/25/2034	$61,000	$61,328
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	2,700,000	2,645,328
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	1,475,000	1,466,806
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.375% 02/25/2034	6,105	6,163
Newport Waves CDO, Series 2007-1A, Class A3LS FRN(e) 5.960% 06/20/2014	950,000	948,898
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class A7, FRN(e) 7.350% 09/20/2010	300,000	303,414
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class B2, FRN(e) 7.950% 09/20/2010	245,000	246,526
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(e) 6.920% 02/03/2014	3,000,000	3,065,269
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 7.341% 03/25/2034	169,166	170,497
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.251% 06/25/2032	124,377	123,923
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,375,634	1,316,095

	Principal Amount	Market Value
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	$2,000,000	$1,844,062
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	536,895	561,523
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	235,092	235,460
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.429% 04/25/2044	423,808	424,536
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.218% 09/25/2034	1,170,259	1,151,143
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	1,296,680	1,277,438
		27,156,957
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $28,210,026)		27,703,913
SOVEREIGN DEBT OBLIGATIONS — 0.2%
Regional (State & Province) — 0.1%
Province of Ontario 4.750% 01/19/2016	1,200,000	1,146,776
Sovereign — 0.1%
United Mexican States 5.625% 01/15/2017	1,020,000	998,580
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,170,356)		2,145,356
U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.3%
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	344,050	326,371

	Principal Amount	Market Value
U.S. Government Agencies — 12.3%
Pass-Through Securities
FHLMC 4.000% 12/15/2009	$5,900,000	$5,742,622
FHLMC 5.500% 07/01/2020- 02/01/2021	12,162,773	11,998,494
FHLMC 6.000% 09/01/2016- 02/01/2018	464,824	467,893
FHLMC 6.500% 08/01/2016- 09/01/2016	349,234	355,509
FHLMC 7.500% 02/01/2030- 02/01/2031	570,808	598,370
FHLMC 8.000% 08/01/2026- 03/01/2028	203,935	215,223
FHLMC 9.000% 03/01/2017	12,519	13,090
FNMA 3.875% 02/15/2010	5,700,000	5,520,592
FNMA 4.500% 12/01/2020	7,877,859	7,478,735
FNMA 5.000% 12/01/2034- 09/01/2035	6,673,107	6,266,464
FNMA 5.500% 08/01/2020- 05/01/2036	25,793,636	25,027,188
FNMA 6.000% 05/01/2016- 06/01/2016	179,721	180,992
FNMA 6.500% 01/01/2037	1,778,436	1,795,525
FNMA 7.000% 01/01/2031- 05/01/2031	716,049	743,488
FNMA 7.500% 09/01/2029- 05/01/2030	270,733	283,362
FNMA 8.000% 02/01/2030- 08/01/2031	144,946	152,389
FNMA TBA(f) 4.500% 07/01/2037	16,800,000	15,270,938
FNMA TBA(f) 5.000% 07/01/2037	7,000,000	6,554,843
FNMA TBA(f) 5.500% 07/01/2037	540,000	520,552
FNMA TBA(f) 6.500% 08/01/2037	5,700,000	5,748,317

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
GNMA 6.500% 09/15/2036- 12/15/2036	$7,826,129	$7,950,858
GNMA 7.000% 04/15/2023- 08/15/2032	301,913	312,865
GNMA 7.250% 06/20/2021- 05/20/2022	665,528	689,071
GNMA 7.500% 04/15/2017- 09/15/2017	175,573	182,261
GNMA 8.000% 09/15/2007- 05/15/2008	28,524	28,603
GNMA 9.000% 08/15/2008- 09/15/2009	38,023	38,692
GNMA TBA(f) 5.500% 07/01/2037	6,400,000	6,207,000
GNMA TBA(f) 6.500% 07/01/2037	3,100,000	3,147,711
		113,491,647
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $114,997,099)		113,818,018
U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Government Agencies — 1.0%
U.S. Treasury Note(a) 4.500% 05/15/2017	9,910,000	9,502,760
U.S. Treasury Bonds — 2.8%
U.S. Treasury Bond(a) (g) 6.125% 08/15/2029	18,750,000	21,041,016
U.S. Treasury Bond(g) 8.750% 05/15/2017	3,630,000	4,652,355
		25,693,371
U.S. Treasury Notes — 4.4%
U.S. Treasury Inflation Index 2.500% 07/15/2016	2,966,700	2,935,216
U.S. Treasury Note 3.875% 05/15/2010	4,645,000	4,520,528
U.S. Treasury Note 4.000% 11/15/2012	26,025,000	24,941,303
U.S. Treasury Note(a) 4.875% 05/31/2011	5,850,000	5,842,688
U.S. Treasury Note 5.000% 08/15/2011	2,210,000	2,220,187
		40,459,922
TOTAL U.S. TREASURY OBLIGATIONS (Cost $75,206,920)		75,656,053
TOTAL BONDS & NOTES (Cost $305,215,742)		302,423,396

	Principal Amount	Market Value
OPTIONS — 0.0%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	$4,000,000	$49,842
TOTAL OPTIONS (Cost $53,600)		49,842
TOTAL LONG TERM INVESTMENTS (Cost $716,341,075)		862,565,271
SHORT-TERM INVESTMENTS — 18.9%
Cash Equivalents — 6.9%(i)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	825,949	825,949
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	2,064,879	2,064,879
American Beacon Money Market Fund(h)	2,316,691	2,316,691
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	1,548,654	1,548,654
Bank of America 5.270% 07/06/2007	2,064,872	2,064,872
Bank of America 5.270% 07/16/2007	412,974	412,974
Bank of America 5.270% 08/17/2007	516,218	516,218
Bank of America 5.300% 09/17/2007	1,032,436	1,032,436
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	2,064,872	2,064,872
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	516,218	516,218
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	412,974	412,974
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	309,731	309,731
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	1,961,629	1,961,629
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	1,135,680	1,135,680
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	2,064,872	2,064,872

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	$412,974	$412,974
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	1,032,436	1,032,436
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	309,731	309,731
BGI Institutional Money Market Fund(h)	1,342,167	1,342,167
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	3,097,308	3,097,308
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	1,032,436	1,032,436
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	3,097,308	3,097,308
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	2,064,872	2,064,872
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	2,064,872	2,064,872
Dreyfus Institutional Cash Advantage Money Market Fund(h)	619,462	619,462
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	153,145	153,145
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	516,218	516,218
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	516,218	516,218
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	722,705	722,705
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	516,218	516,218
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	412,974	412,974
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	1,032,436	1,032,436

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Freddie Mac Discount Note 5.155% 07/16/2007	$194,955	$194,955
Freddie Mac Discount Note 5.185% 07/09/2007	101,778	101,778
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	929,192	929,192
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	1,032,436	1,032,436
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	1,030,312	1,030,312
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	1,548,654	1,548,654
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	2,064,872	2,064,872
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	3,097,308	3,097,308
Reserve Primary Money Market Fund(h)	2,049,878	2,049,878
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	2,064,872	2,064,872
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	516,218	516,218
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	2,064,872	2,064,872
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	309,731	309,731
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	346,848	346,848
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	1,445,411	1,445,411
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	2,064,872	2,064,872
Vanguard Prime Money Market Fund(h)	1,032,436	1,032,436

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	$557,516	$557,516
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	2,064,872	2,064,872
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	1,032,436	1,032,436
		63,741,598
Commercial Paper — 12.0%
American Honda Finance Corp. 5.220% 07/05/2007	1,150,000	1,149,333
Apache Corp.(e) 5.340% 07/16/2007	1,570,000	1,566,506
Autoliv ASP, Inc.(e) 5.320% 07/12/2007	4,765,000	4,757,254
Avery Dennison Corp. 5.360% 07/05/2007	1,450,000	1,449,137
Bank of America Corp. 5.270% 07/20/2007	1,550,000	1,545,689
Bemis Co. 5.280% 07/10/2007	1,570,000	1,567,927
CIT Group, Inc.(e) 5.270% 07/17/2007	1,045,000	1,042,552
Coca-Cola Enterprises, Inc.(e) 5.270% 07/13/2007	1,200,000	1,197,892
CVS/Caremark Corp.(e) 5.350% 07/20/2007	2,380,000	2,373,280
DaimlerChrysler North America Holding Corp. 5.350% 07/03/2007	1,100,000	1,099,673
DaimlerChrysler North America Holding Corp. 5.350% 07/13/2007	1,040,000	1,038,145
DaimlerChrysler North America Holding Corp. 5.350% 07/16/2007	3,670,000	3,661,819
Devon Energy Corp.(e) 5.320% 07/19/2007	1,190,000	1,186,835
Dover Corp.(e) 5.260% 07/24/2007	1,545,000	1,539,808
Falcon Asset Securitization Corp.(e) 5.290% 07/18/2007	1,550,000	1,546,128
Fortune Brands, Inc. 5.330% 08/23/2007	1,290,000	1,279,877
Gannett Co., Inc. 5.320% 07/10/2007	3,500,000	3,495,345
General Mills, Inc.(e) 5.330% 07/11/2007	1,315,000	1,313,053

	Principal Amount	Market Value
Genworth Financial, Inc.(e) 5.260% 07/23/2007	$1,415,000	$1,410,452
Hanson Finance PLC(e) 5.350% 07/10/2007	1,215,000	1,213,374
Hanson Finance PLC(e) 5.370% 07/18/2007	3,090,000	3,082,164
Honeywell International, Inc.(e) 5.250% 07/05/2007	805,000	804,530
John Deere Capital Corp.(e) 5.260% 07/10/2007	1,255,000	1,253,349
Kellogg Co.(e) 5.310% 07/12/2007	1,215,000	1,213,028
Kinder Morgan Energy Partners, LP(e) 5.330% 07/06/2007	2,470,000	2,468,172
Kinder Morgan Energy Partners, LP(e) 5.400% 07/09/2007	985,000	983,818
Kraft Foods, Inc. 5.330% 07/25/2007	2,275,000	2,266,916
Kraft Foods, Inc. 5.350% 07/23/2007	1,540,000	1,534,965
Lennar Corp. 5.300% 07/19/2007	1,190,000	1,186,846
Lennar Corp. 5.450% 07/03/2007	7,000,000	6,997,881
Lennar Corp. 5.500% 07/02/2007	1,190,000	1,189,818
Motorola, Inc. 5.320% 07/23/2007	1,565,000	1,559,912
Pearson Holdings, Inc. 5.330% 07/05/2007	3,731,000	3,728,792
Pearson Holdings, Inc. 5.410% 07/11/2007	4,105,000	4,098,831
Public Service Co. of Colorado 5.320% 07/09/2007	250,000	249,705
Public Service Co. of Colorado 5.340% 07/12/2007	375,000	374,389
Reckitt Benckiser PLC(e) 5.240% 07/03/2007	1,200,000	1,199,651
Reed Elsevier(e) 5.300% 07/02/2007	1,190,000	1,189,824
Reed Elsevier(e) 5.320% 07/02/2007	350,000	349,949
Reed Elsevier(e) 5.330% 07/02/2007	1,200,000	1,199,823
Reed Elsevier 5.350% 07/17/2007	2,210,000	2,204,745

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
RR Donnelley & Sons Co.(e) 5.330% 07/02/2007	$2,190,000	$2,189,675
RR Donnelley & Sons Co.(e) 5.350% 07/13/2007	1,570,000	1,567,200
Ryder System, Inc. 5.340% 07/20/2007	1,570,000	1,565,575
Schering-Plough Corp. 5.350% 07/23/2007	2,847,000	2,837,692
South Carolina Electric & Gas 5.300% 07/06/2007	1,100,000	1,099,190
South Carolina Electric & Gas 5.400% 07/24/2007	2,100,000	2,092,755
The Southern Co.(e) 5.260% 07/24/2007	1,560,000	1,554,758
Starbucks Corp.(e) 5.320% 07/09/2007	3,546,000	3,541,808
Starbucks Corp.(e) 5.360% 07/09/2007	265,000	264,684
Textron Financial Corp. 5.290% 07/16/2007	1,100,000	1,097,576
Textron Financial Corp. 5.350% 07/12/2007	335,000	334,453
Time Warner, Inc. 5.350% 07/09/2007	1,200,000	1,198,573
Time Warner, Inc. 5.370% 07/24/2007	2,410,000	2,401,731
United Healthcare Corp.(e) 5.300% 07/02/2007	1,200,000	1,199,824
Verizon Communications, Inc.(e) 5.280% 07/10/2007	1,215,000	1,213,396
VF Corp. 5.320% 07/17/2007	1,190,000	1,187,187
Volvo Treasury NA LLC(e) 5.320% 07/05/2007	2,315,000	2,313,632
Walt Disney Co. 5.320% 07/03/2007	2,315,000	2,314,316
Walt Disney Co. 5.330% 07/13/2007	819,000	817,545
WellPoint, Inc.(e) 5.310% 07/02/2007	1,000,000	999,852
WellPoint, Inc.(e) 5.340% 07/26/2007	545,000	542,979
Whirlpool Corp.(e) 5.350% 07/19/2007	3,465,000	3,455,731

	Principal Amount	Market Value
Wisconsin Electric Power 5.300% 07/06/2007	$1,560,000	$1,558,852
		111,920,171
TOTAL SHORT-TERM INVESTMENTS (Cost $175,661,769)		175,661,769
TOTAL INVESTMENTS — 111.9% (Cost $892,002,844)(j)		1,038,227,040
Other Assets/ (Liabilities) — (11.9%)		(110,787,096)
NET ASSETS — 100.0%		$927,439,944

Notes to Portfolio of Investments

FRN - Floating Rate Note

TBA - To be announced

VRN - Variable Rate Note

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Security is currently in default.

(e)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities amounted to a value of $67,657,794 or 7.3% of net assets.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  Represents investments of security lending collateral. (Note 2).

(j)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a) (b)	81,713	$931,528
Aerospace & Defense — 7.9%
Alliant Techsystems, Inc.(a)	100,891	10,003,343
Boeing Co.	527,850	50,758,056
Northrop Grumman Corp.	52,400	4,080,388
United Technologies Corp.	608,326	43,148,563
		107,990,350
Agriculture — 2.5%
Altria Group, Inc.	469,519	32,932,063
UST, Inc.	30,500	1,638,155
		34,570,218
Apparel — 0.3%
Jones Apparel Group, Inc.	57,200	1,615,900
VF Corp.	20,700	1,895,706
		3,511,606
Auto Manufacturers — 1.8%
General Motors Corp.	22,300	842,940
Navistar International Corp.(a)	359,247	23,710,302
		24,553,242
Automotive & Parts — 0.3%
Autoliv, Inc.	37,900	2,155,373
BorgWarner, Inc.	16,200	1,393,848
Magna International, Inc. Cl. A(b)	11,400	1,037,286
		4,586,507
Banks — 9.1%
Bank of America Corp.	635,085	31,049,306
BB&T Corp.	14,100	573,588
Comerica, Inc.	44,600	2,652,362
Fifth Third Bancorp	4,600	182,942
KeyCorp(b)	43,600	1,496,788
National City Corp.(b)	90,300	3,008,796
SunTrust Banks, Inc.	24,200	2,074,908
U.S. Bancorp	78,500	2,586,575
Wachovia Corp.	959,414	49,169,967
Wells Fargo & Co.	922,109	32,430,574
		125,225,806

	Number of Shares	Market Value
Chemicals — 1.7%
Du Pont (E.I.) de Nemours & Co.	43,300	$2,201,372
Eastman Chemical Co.	4,100	263,753
The Lubrizol Corp.	264,846	17,095,809
PPG Industries, Inc.	42,900	3,265,119
		22,826,053
Computers — 0.5%
Dell, Inc.(a)	29,500	842,225
Electronic Data Systems Corp.	52,900	1,466,917
International Business Machines Corp.	22,200	2,336,550
Lexmark International, Inc. Cl. A(a)	33,400	1,646,954
		6,292,646
Computers & Information — 0.1%
Tech Data Corp.(a)	27,600	1,061,496
Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.	44,100	2,859,885
The Procter & Gamble Co.	121,600	7,440,704
		10,300,589
Diversified Financial — 15.5%
The Bear Stearns Cos., Inc.	177,642	24,869,880
Citigroup, Inc.	1,216,234	62,380,642
Countrywide Financial Corp.	84,600	3,075,210
E*TRADE Financial Corp.(a)	386,778	8,543,926
Fannie Mae	92,200	6,023,426
Freddie Mac	554,121	33,635,145
The Goldman Sachs Group, Inc.	5,800	1,257,150
JP Morgan Chase & Co.	244,252	11,834,009
Merrill Lynch & Co., Inc.	58,200	4,864,356
Morgan Stanley	26,100	2,189,268
National Financial Partners Corp.	113,150	5,239,977
UBS AG	791,150	47,476,912
Waddell & Reed Financial, Inc. Cl. A(b)	41,000	1,066,410
		212,456,311
Electric — 5.8%
CMS Energy Corp.	509,110	8,756,692
Constellation Energy Group, Inc.	29,000	2,527,930

	Number of Shares	Market Value
Dynegy, Inc. Cl. A(a)	524,416	$4,950,487
Entergy Corp.	17,300	1,857,155
Exelon Corp.	545,256	39,585,586
FirstEnergy Corp.	304,162	19,688,406
Pinnacle West Capital Corp.	43,700	1,741,445
		79,107,701
Electronics — 0.3%
Arrow Electronics, Inc.(a)	30,600	1,175,958
Celestica, Inc.(a)	32,680	204,250
Flextronics International Ltd.(a) (b)	178,900	1,932,120
Sanmina-SCI Corp.(a)	103,700	324,581
Solectron Corp.(a)	286,000	1,052,480
		4,689,389
Entertainment — 0.1%
Cinemark Holdings, Inc.(a)	60,700	1,085,923
Foods — 2.8%
ConAgra Foods, Inc.	426,405	11,453,238
General Mills, Inc.	55,900	3,265,678
Kellogg Co.	48,700	2,522,173
Kraft Foods, Inc. Cl. A	69,410	2,446,703
The Kroger Co.	114,400	3,218,072
Safeway, Inc.	83,100	2,827,893
Sara Lee Corp.	142,900	2,486,460
SuperValu, Inc.	211,734	9,807,519
		38,027,736
Forest Products & Paper — 0.1%
Smurfit-Stone Container Corp.(a)	81,100	1,079,441
Health Care – Products — 0.1%
Johnson & Johnson	30,000	1,848,600
Health Care – Services — 1.1%
WellPoint, Inc.(a)	181,383	14,479,805
Home Builders — 0.2%
Centex Corp.(b)	21,200	850,120
KB Home	37,700	1,484,249
Pulte Homes, Inc.	43,700	981,065
		3,315,434
Household Products — 0.2%
Kimberly-Clark Corp.	48,500	3,244,165
Insurance — 6.6%
ACE Ltd.	33,400	2,088,168
Allstate Corp.	43,500	2,675,685
American International Group, Inc.	144,800	10,140,344

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Everest Re Group Ltd.	282,141	$30,651,798
Genworth Financial, Inc. Cl. A	300,868	10,349,859
The Hartford Financial Services Group, Inc.	41,700	4,107,867
MBIA, Inc.(b)	23,300	1,449,726
Metlife, Inc.	64,000	4,126,720
MGIC Investment Corp.(b)	12,000	682,320
Old Republic International Corp.	83,600	1,777,336
PartnerRe Ltd.(b)	27,700	2,146,750
Platinum Underwriters Holdings Ltd.	171,836	5,971,301
Prudential Financial, Inc.	15,800	1,536,234
RenaissanceRe Holdings Ltd.	19,800	1,227,402
Torchmark Corp.	40,900	2,740,300
St. Paul Travelers Companies	82,782	4,428,837
Unum Group	69,600	1,817,256
XL Capital Ltd. Cl. A	27,700	2,334,833
		90,252,736
Iron & Steel — 0.2%
Arcelor Mittal Cl. A(b)	44,200	2,758,080
Machinery – Diversified — 1.2%
Cummins, Inc.	18,200	1,842,022
Deere & Co.	124,210	14,997,115
		16,839,137
Manufacturing — 3.1%
Cooper Industries Ltd. Cl. A	30,000	1,712,700
Eaton Corp.	20,100	1,869,300
General Electric Co.	369,200	14,132,976
Ingersoll-Rand Co. Ltd. Cl. A	8,800	482,416
Siemens AG Sponsored ADR (Germany)(b)	136,179	19,481,768
SPX Corp.	32,200	2,827,482
Tyco International Ltd.	60,000	2,027,400
		42,534,042
Media — 6.7%
CBS Corp. Cl. B	109,250	3,640,210
Citadel Broadcasting Corp.(b)	5,659	36,501
Comcast Corp. Cl. A(a)	179,250	5,040,510
Liberty Global, Inc. Cl. C(a)	1,377,469	54,134,532
News Corp., Inc. Cl. A	910,520	19,312,129
Time Warner, Inc.	342,000	7,195,680
Viacom, Inc. Cl. B(a)	25,400	1,057,402
The Walt Disney Co.	37,700	1,287,078
		91,704,042

	Number of Shares	Market Value
Oil & Gas — 9.7%
BP PLC, Sponsored ADR (United Kingdom)	27,000	$1,947,780
Chevron Corp.	149,600	12,602,304
ConocoPhillips	54,594	4,285,629
Exxon Mobil Corp.	807,126	67,701,729
Marathon Oil Corp.	60,000	3,597,600
Murphy Oil Corp.	163,254	9,703,818
Occidental Petroleum Corp.	14,000	810,320
Petroleo Brasileiro SA Sponsored ADR (Brazil)	131,552	15,953,311
Total SA Sponsored ADR (France)	210,434	17,040,945
		133,643,436
Oil & Gas Services — 1.0%
Halliburton Co.	415,658	14,340,201
Packaging & Containers — 0.5%
Crown Holdings, Inc.(a)	63,100	1,575,607
Owens-Illinois, Inc.(a)	74,500	2,607,500
Sonoco Products Co.	48,000	2,054,880
		6,237,987
Pharmaceuticals — 3.9%
Medco Health Solutions, Inc.(a)	125,370	9,777,606
Merck & Co., Inc.	77,600	3,864,480
Novartis AG ADR (Switzerland)	349,453	19,593,830
Pfizer, Inc.	526,900	13,472,833
Sanofi-Aventis Sponsored ADR (France)(b)	119,004	4,792,291
Vanda Pharmaceuticals, Inc.(a) (b)	120,762	2,446,638
		53,947,678
Retail — 5.7%
Costco Wholesale Corp.	844,310	49,409,021
The Gap, Inc.	85,900	1,640,690
The Home Depot, Inc.	18,000	708,300
Limited Brands, Inc.	82,900	2,275,605
Macy's, Inc.	73,300	2,915,874
McDonald's Corp.	127,900	6,492,204
Office Depot, Inc.(a)	468,090	14,183,127
Wal-Mart Stores, Inc.	17,000	817,870
		78,442,691
Savings & Loans — 0.3%
Washington Mutual, Inc.	100,100	4,268,264
Semiconductors — 1.1%
Applied Materials, Inc.	786,776	15,633,239

	Number of Shares	Market Value
Software — 2.7%
Microsoft Corp.	382,071	$11,259,632
Novell, Inc.(a)	719,779	5,607,078
Take-Two Interactive Software, Inc.(a)	988,600	19,742,342
		36,609,052
Telecommunications — 3.7%
American Tower Corp. Cl. A(a)	12,000	504,000
AT&T, Inc.	273,600	11,354,400
Cisco Systems, Inc.(a)	376,260	10,478,841
Embarq Corp.	7,529	477,113
Nokia Oyj Sponsored ADR (Finland)	104,500	2,937,495
Sprint Nextel Corp.	150,599	3,118,905
Verizon Communications, Inc.	459,820	18,930,789
Vodafone Group PLC Sponsored ADR (United Kingdom)	72,000	2,421,360
		50,222,903
Toys, Games & Hobbies — 0.1%
Mattel, Inc.	64,200	1,623,618
TOTAL EQUITIES (Cost $1,096,693,789)		1,340,241,652
	Principal Amount
SHORT-TERM INVESTMENTS — 3.9%
Cash Equivalents — 2.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$466,521	466,521
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	1,166,292	1,166,292
American Beacon Money Market Fund(c)	1,308,538	1,308,538
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	874,727	874,727
Bank of America 5.270% 07/06/2007	1,166,303	1,166,303
Bank of America 5.270% 07/16/2007	233,261	233,261
Bank of America 5.270% 08/17/2007	291,576	291,576
Bank of America 5.300% 09/17/2007	583,151	583,151

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	$1,166,303	$1,166,303
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	291,576	291,576
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	233,261	233,261
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	174,946	174,946
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	1,107,987	1,107,987
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	641,466	641,466
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	1,166,303	1,166,303
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	233,261	233,261
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	583,151	583,151
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	174,946	174,946
BGI Institutional Money Market Fund(c)	758,096	758,096
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	1,749,453	1,749,453
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	583,151	583,151
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,749,453	1,749,453
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	1,166,303	1,166,303
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	1,166,303	1,166,303
Dreyfus Institutional Cash Advantage Money Market Fund(c)	349,891	349,891
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	86,501	86,501

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	$291,576	$291,576
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	291,576	291,576
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	408,206	408,206
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	291,576	291,576
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	233,261	233,261
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	583,151	583,151
Freddie Mac Discount Note 5.155% 07/16/2007	110,117	110,117
Freddie Mac Discount Note 5.185% 07/09/2007	57,488	57,488
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	524,836	524,836
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	583,151	583,151
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	581,952	581,952
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	874,727	874,727
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	1,166,303	1,166,303
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,749,453	1,749,453
Reserve Primary Money Market Fund(c)	1,157,834	1,157,834
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	1,166,303	1,166,303
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	291,576	291,576

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	$1,166,303	$1,166,303
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	174,946	174,946
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	195,911	195,911
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	816,411	816,411
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	1,166,303	1,166,303
Vanguard Prime Money Market Fund(c)	583,151	583,151
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	314,901	314,901
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	1,166,303	1,166,303
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	583,151	583,151
		36,003,186
Repurchase Agreements — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	17,739,195	17,739,195
TOTAL SHORT-TERM INVESTMENTS (Cost $53,742,381)		53,742,381
TOTAL INVESTMENTS — 101.6% (Cost $1,150,436,170)(f)		1,393,984,033
Other Assets/ (Liabilities) — (1.6%)		(21,495,898)
NET ASSETS — 100.0%		$1,372,488,135

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $17,744,369. Collateralized by a U.S. Government Agency obligation with a rate of 8.015%, maturity date of 1/25/2030, and an aggregate market value, including accrued interest, of $18,626,155.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2)(a)	$-	$432,020,316	$862,565,271	$1,340,241,652
Short-term investments, at value (Note 2)(b)	105,229,123	65,737,993	175,661,769	53,742,381
Total investments(c)	105,229,123	497,758,309	1,038,227,040	1,393,984,033
Cash	520	-	451,519	1,613,959
Receivables from:
Investments sold	-	517,980	100,645,694	23,809,965
Fund shares sold	-	250,549	78,126	81,718
Interest and dividends	11	4,180,429	3,494,319	1,598,218
Variation margin on open futures contracts (Note 2)	-	128,438	40,594	-
Foreign taxes withheld	-	-	-	398,220
Open swap agreements, at value (Note 2)	-	120,321	79,059	-
Prepaid expenses	-	-	-	4,660
Total assets	105,229,654	502,956,026	1,143,016,351	1,421,490,773
Liabilities:
Payables for:
Investments purchased	-	3,747,297	150,775,857	11,647,316
Dividends (Note 2)	527,325	-	-	-
Fund shares repurchased	-	229,544	598,810	822,860
Securities on loan (Note 2)	-	38,016,334	63,741,598	36,003,186
Open swap agreements, at value (Note 2)	-	104,253	70,897	-
Directors' fees and expenses (Note 3)	14,460	28,265	90,630	106,965
Affiliates (Note 3):
Investment management fees	54,657	161,387	296,797	422,311
Due to custodian	-	439,703	-	-
Accrued expense and other liabilities	11,841	13,022	1,818	-
Total liabilities	608,283	42,739,805	215,576,407	49,002,638
Net assets	$104,621,371	$460,216,221	$927,439,944	$1,372,488,135
Net assets consist of:
Paid-in capital	$104,790,637	$469,358,012	$873,699,275	$1,000,165,103
Undistributed net investment income (distributions in excess of net investment income)	24,827	5,056,029	7,586,105	14,853,007
Accumulated net realized gain (loss) on investments	(194,093)	(9,176,603)	(100,050,945)	113,922,162
Net unrealized appreciation (depreciation) on investments	-	(5,021,217)	146,205,509	243,547,863
Net Assets	$104,621,371	$460,216,221	$927,439,944	$1,372,488,135
Shares outstanding	104,725,517	38,317,077	52,111,591	47,502,269
Net asset value, offering price and redemption price per share	$1.00	$12.01	$17.80	$28.89
(a) Cost of investments - unaffiliated issuers:	$-	$436,844,967	$716,341,075	$1,096,693,789
(b) Cost of short-term investments:	$105,229,123	$65,737,993	$175,661,769	$53,742,381
(c) Securities on loan with market value of:	$-	$37,139,039	$61,941,291	$34,951,561

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Investment Income (Note 2):
Dividends(a)	$-	$-	$5,217,523	$13,849,635
Interest	3,149,815	11,996,749	10,914,436	742,253
Securities lending net income	-	29,507	42,622	184,306
Total investment income	3,149,815	12,026,256	16,174,581	14,776,194
Expenses (Note 3)
Investment management fees (Note 3)	293,002	993,071	1,855,543	2,557,936
Custody fees	6,595	-	69,317	77,609
Trustee reporting	1,109	-	1,113	1,115
Audit and legal fees	15,013	14,655	19,903	21,993
Proxy fees	294	-	562	562
Shareholder reporting fees	1,112	-	10,271	14,260
Directors' fees (Note 3)	5,940	8,229	53,600	74,901
Total expenses	323,065	1,015,955	2,010,309	2,748,376
Net investment income (loss)	2,826,750	11,010,301	14,164,272	12,027,818
Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investment transactions	6,797	(902,955)	54,213,243	86,868,063
Closed futures contracts	-	(461,939)	285,906	-
Closed swap contracts	-	(314,270)	(211,891)	-
Net realized gain (loss)	6,797	(1,679,164)	54,287,258	86,868,063
Net change in unrealized appreciation (depreciation) on:
Investments	-	(5,851,661)	(28,293,368)	42,510,571
Open futures contracts	-	59,120	90,976	-
Open swap contracts	-	403,676	272,838	-
Net unrealized appreciation (depreciation)	-	(5,388,865)	(27,929,554)	42,510,571
Net realized and unrealized gain (loss)	6,797	(7,068,029)	26,357,704	129,378,634
Net increase (decrease) in net assets resulting from operations	$2,833,547	$3,942,272	$40,521,976	$141,406,452
(a) Net of withholding tax of:	$-	$-	$-	$530,294

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Money Market Fund		MML Managed Bond Fund		MML Blend Fund		MML Equity Fund
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,826,750	$4,750,072	$11,010,301	$20,257,214	$14,164,272	$26,484,384	$12,027,818	$20,941,183
Net realized gain (loss) on investment transactions	6,797	1,774	(1,679,164)	(2,183,464)	54,287,258	44,565,730	86,868,063	224,987,215
Net change in unrealized appreciation (depreciation) on investments	-	-	(5,388,865)	(700,318)	(27,929,554)	33,506,281	42,510,571	(33,989,115)
Net increase (decrease) in net assets resulting from operations	2,833,547	4,751,846	3,942,272	17,373,432	40,521,976	104,556,395	141,406,452	211,939,283
Distributions to shareholders (Note 2)
From net investment income:	(2,830,487)	(4,749,426)	(6,480,550)	(19,847,252)	(7,256,281)	(25,622,247)	-	(17,553,503)
From net realized gains:	-	-	-	-	-	-	-	(87,327,715)
Net fund share transactions (Note 5):	1,291,014	(6,038,753)	20,720,271	41,132,025	(63,105,239)	(43,173,064)	(90,242,495)	(67,548,011)
Total increase (decrease) in net assets	1,294,074	(6,036,333)	18,181,993	38,658,205	(29,839,544)	35,761,084	51,163,957	39,510,054
Net assets:
Beginning of year	103,327,297	109,363,630	442,034,228	403,376,023	957,279,488	921,518,404	1,321,324,178	1,281,814,124
End of year	$104,621,371	$103,327,297	$460,216,221	$442,034,228	$927,439,944	$957,279,488	$1,372,488,135	$1,321,324,178
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$24,827	$28,564	$5,056,029	$526,278	$7,586,105	$678,114	$14,853,007	$2,825,189

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.04 ***	0.03	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.00	†	0.00 †	0.00 †	(0.00)†	0.00 †	0.00 †
Total income from investment operations	0.02		0.04	0.03	0.01	0.01	0.01
Less distributions to shareholders:
From net investment income	(0.02)		(0.04)	(0.03)	(0.01)	(0.01)	(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	2.38	% **	4.54%	2.66%	0.79%	0.62%	1.29%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$104,621		$103,327	$109,364	$115,617	$141,622	$192,252
Net expenses to average daily net assets	0.54	% *	0.56%	0.54%	0.53%	0.52%	0.52%
Net investment income (loss) to average daily net assets	4.71	% *	4.44%	2.61%	0.77%	0.63%	1.27%

*  Annualized.

**  Percentage represents results from the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$12.07		$12.15	$12.46	$12.51	$12.49	$12.27
Income (loss) from investment operations:
Net investment income (loss)	0.29	***	0.58 ***	0.56	0.56	0.57	0.67
Net realized and unrealized gain (loss) on investments	(0.18)		(0.10)	(0.27)	(0.01)	0.11	0.33
Total income from investment operations	0.11		0.48	0.29	0.55	0.68	1.00
Less distributions to shareholders:
From net investment income	(0.17)		(0.56)	(0.60)	(0.60)	(0.66)	(0.70)
Tax return of capital	-		-	-	-	-	-
From net realized gains	-		-	-	-	-	(0.08)
Total distributions	(0.17)		(0.56)	(0.60)	(0.60)	(0.66)	(0.78)
Net asset value, end of period	$12.01		$12.07	$12.15	$12.46	$12.51	$12.49
Total Return(a)	0.86	% **	4.11%	2.34%	4.47%	5.59%	8.40%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$460,216		$442,034	$403,376	$385,301	$378,991	$386,227
Net expenses to average daily net assets	0.45	% *	0.46%	0.46%	0.46%	0.46%	0.47%
Net investment income (loss) to average daily net assets	4.90	% *	4.80%	4.46%	4.38%	4.56%	5.51%
Portfolio turnover rate	27	% **	77%	76%	102%	77%	41%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$17.19		$15.80	$15.51	$14.66	$12.67	$14.76
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.46 ***	0.40 ***	0.38	0.34	0.39
Net realized and unrealized gain (loss) on investments	0.49		1.38	0.32	0.87	2.01	(2.08)
Total income (loss) from investment operations	0.75		1.84	0.72	1.25	2.35	(1.69)
Less distributions to shareholders:
From net investment income	(0.14)		(0.45)	(0.43)	(0.40)	(0.36)	(0.40)
Net asset value, end of period	$17.80		$17.19	$15.80	$15.51	$14.66	$12.67
Total Return(a)	4.38	% **	11.78%	4.66%	8.68%	18.71%	(11.53)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$927,440		$957,279	$921,518	$1,030,041	$1,085,142	$1,048,441
Net expenses to average daily net assets	0.43	% *	0.43%	0.43%	0.42%	0.42%	0.42%
Net investment income (loss) to average daily net assets	3.02	% *	2.81%	2.56%	2.51%	2.44%	2.80%
Portfolio turnover rate	111	% **	164%	150%	113%	101%	90%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$26.02		$23.95	$23.66	$20.82	$16.60	$21.28
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.42 ***	0.43 ***	0.46	0.33	0.27
Net realized and unrealized gain (loss) on investments	2.63		3.89	0.32	2.84	4.22	(4.41)
Total income (loss) from investment operations	2.87		4.31	0.75	3.30	4.55	(4.14)
Less distributions to shareholders:
From net investment income	-		(0.37)	(0.46)	(0.46)	(0.33)	(0.27)
From net realized gains	-		(1.87)	-	-	-	(0.27)
Total distributions	-		(2.24)	(0.46)	(0.46)	(0.33)	(0.54)
Net asset value, end of period	$28.89		$26.02	$23.95	$23.66	$20.82	$16.60
Total Return(a)	11.02	%**	18.00%	3.12%	15.85%	27.49%	(19.55)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,372,488		$1,321,324	$1,281,814	$1,407,915	$1,338,438	$1,155,240
Net expenses to average daily net assets	0.41	%*	0.42%	0.41%	0.41%	0.41%	0.42%
Net investment income (loss) to average daily net assets	1.79	%*	1.64%	1.83%	2.01%	1.77%	1.33%
Portfolio turnover rate	47	%**	136%	46%	36%	61%	67%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML II Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of MML II Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps, and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Notes to Financial Statements (Unaudited) (Continued)

Securities Lending
   The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Managed Bond Fund	$37,139,039	$38,016,334
Blend Fund	61,941,291	63,741,598
Equity Fund	34,951,561	36,003,186
	$134,031,891	$137,761,118

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in the process of recall from the brokers.

MML II Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2007, MML II Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$1,037,374	$1,007,867	$29,507
Blend Fund	1,766,737	1,724,115	42,622
Equity Fund	2,321,231	2,136,925	184,306
	$5,125,342	$4,868,907	$256,435

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized

Notes to Financial Statements (Unaudited) (Continued)

capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders  Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and the Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

At June 30, 2007, the Funds had no open forward foreign currency contracts.

Notes to Financial Statements (Unaudited) (Continued)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Blend Fund at June 30, 2007 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
Blend Fund
FNMA TBA
4.5% 07/01/2037	Jul-07	$16,800,000	$15,416,625	$15,270,938	$(145,687)
5.0% 07/01/2037	Jul-07	7,000,000	6,562,500	6,554,843	(7,657)
5.5% 07/01/2037	Jul-07	540,000	520,425	520,552	127
6.5% 07/01/2037	Aug-07	5,700,000	5,741,438	5,748,317	6,879
					$(146,338)
GNMA TBA
5.5% 07/01/2037	Jul-07	$6,400,000	$6,170,000	$6,207,000	$37,000
6.5% 07/01/2037	Jul-07	3,100,000	3,138,750	3,147,711	8,961
					$45,961

Financial Futures Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Unaudited) (Continued)

A summary of open futures contracts for the Managed Bond Fund and the Blend Fund at June 30, 2007, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
BUYS 297	U.S. Treasury Note 5 Year	10/03/07	$30,911,203	$(226,962)
120	U.S. Treasury Note 2 Year	09/28/07	24,453,750	(62,327)
				$(289,289)
Blend Fund
BUYS 109	U.S. Treasury Note 5 Year	10/03/07	$11,344,516	$(66,630)
44	U.S. Treasury Note 2 Year	09/28/07	4,483,188	(11,427)
				$(78,057)

Options  The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls below the cost of purchase. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Blend Fund and Managed Bond Fund for open purchased option contracts as of June 30, 2007.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same

Notes to Financial Statements (Unaudited) (Continued)

over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

At June 30, 2007, the Funds had no open written options.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by MML II Trust.

Swaps  The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

Notes to Financial Statements (Unaudited) (Continued)

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap, cap, floor, or collar, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by MML II Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

The Funds may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When a Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Notes to Financial Statements (Unaudited) (Continued)

A summary of open swap agreements for the Managed Bond Fund and the Blend Fund at June 30, 2007, is as follows:

Managed Bond Fund

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
1,000,000 USD	12/20/2009	Agreement with Barclays Bank, dated	$(10,978)
		12/15/05 to pay 0.55% times the notional
		amount. The Fund receives payment only
		upon a default event of Cox
		Communications, Inc. Bond.
5,000,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/9/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(1,157)
5,000,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corp. Senior Note.	(8,807)
7,000,000 USD	10/12/2052	Agreement with Goldman Sachs International, dated 3/07/06 to pay 0.35% times the notional amount.The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.A.1.	24,939
1,100,000 USD	6/20/2013	Agreement with Bank of America, dated 5/26/06 to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corp. Senior Note.	7,774
1,125,000 USD	6/20/2016	Agreement with CSFB, dated 8/9/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	9,200
500,000 USD	9/20/2011	Agreement with Goldman Sachs, dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(3,830)
1,125,000 USD	9/20/2014	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	14,182
220,000,000 USD	6/25/2007	Agreement with Lehman Brothers, dated 6/21/07 to pay the 7 year CMS Index and to receive the CMM current coupon yield.	76,717

Notes to Financial Statements (Unaudited) (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
1,050,000 USD	6/20/2017	Agreement with Bear Stearns Bank PLC	$2,854
		dated 3/22/07 to pay 1.08% times the
		notional amount. The Fund receives
		payment only upon a default event of
		Brunswick Corp. Note.
23,400,000 USD	10/14/2052	Agreement with Goldman Sachs dated 3/30/07 to pay 0.10% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.AAA.1 Index.	(8,593)
950,000 USD	6/20/2017	Agreement with Barclays Bank, dated 5/7/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp.	(82)
950,000 USD	6/20/2017	Agreement with Barclays Bank, dated 5/9/07 to pay 0.22% times the notional amount. The Fund receives payment only upon a default event of Allstate Corp.	75
13,000,000 USD	12/13/2049	Agreement with Goldman Sachs dated 5/25/07 to pay 0.08% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.AAA.3 Index.	797
17,000,000 USD	12/13/2049	Agreement with Goldman Sachs dated 5/25/07 to pay 0.08% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.AAA.3 Index.	(7,537)
1,850,000 USD	9/20/2017	Agreement with Barclays Bank, dated 6/28/07 to pay 0.65% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.	(2,781)
			$92,773

Blend Fund

Credit Default Swaps
700,000 USD	12/20/2009	Agreement with Barclays Bank, dated	$(7,685)
		12/15/05 to pay 0.55% times the notional
		amount. The Fund receives payment only
		upon a default event of Cox
		Communications, Inc. Bond.
3,500,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/9/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(6,165)

Notes to Financial Statements (Unaudited) (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
3,500,000 USD	3/20/2011	Agreement with Goldman Sachs, dated	$(810)
		1/10/06 to pay 0.14% times the notional
		amount. The Fund receives payment only
		upon a default event of Bank of America
		Corp. Senior Note.
4,750,000 USD	10/12/2052	Agreement with Goldman Sachs International, dated 3/7/06 to pay .35% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.A.1 Index.	17,062
800,000 USD	6/20/2013	Agreement with Bank of America, dated 5/26/06 to pay 1.03% times the notional amount. The Fund receives payment only upon the default event of Belo Corp. Senior Note.	5,654
775,000 USD	6/20/2016	Agreement with CSFB, dated 8/9/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	6,338
300,000 USD	9/20/2011	Agreement with Goldman Sachs, dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(2,298)
775,000 USD	9/20/2014	Agreement with Barclays Bank PLC, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	9,770
140,000,000 USD	6/25/2007	Agreement with Lehman Brothers, dated 6/21/07 to pay the 7 year CMS Index and to receive the CMM current coupon yield.	48,820
725,000 USD	6/20/2017	Agreement with Bear Stearns Bank PLC dated 3/22/07 to pay 1.08% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corp. Note.	1,971
15,800,000 USD	10/12/2052	Agreement with Goldman Sachs dated 3/30/07 to pay 0.10% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.AAA.1 Index.	(5,934)
600,000 USD	6/20/2017	Agreement with Barclays Bank, dated 5/7/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp.	(52)

Notes to Financial Statements (Unaudited) (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
600,000 USD	6/20/2017	Agreement with Barclays Bank, dated	$48
		5/9/07 to pay 0.22% times the notional
		amount. The Fund receives payment only
		upon a default event of Allstate Corp.
9,000,000 USD	12/13/2049	Agreement with Goldman Sachs dated 5/25/07 to pay 0.08% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.AAA.3 Index.	(108)
12,000,000 USD	12/13/2049	Agreement with Goldman Sachs dated 5/25/07 to pay 0.08% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX.NA.AAA.3 Index.	(5,362)
1,250,000 USD	9/20/2017	Agreement with Barclays Bank, dated 6/28/07 to pay 0.65% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.	(1,879)
			$59,370

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other Transactions

Investment Management Fees
   Under agreements between MML II Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Money Market Fund's, Managed Bond Fund's and Blend Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

Notes to Financial Statements (Unaudited) (Continued)

MassMutual has entered into an investment sub-advisory agreement with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as one of the sub-advisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Expense Waivers
   During the period, from January 1, 2007 through April 30, 2007, MassMutual agreed to bear the expenses of each Fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of each Fund.

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

4.  Purchases and Sales of
Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Managed Bond Fund	$111,822,752	$41,871,154
	Blend Fund	360,768,868	606,171,791
	Equity Fund	-	618,124,443
Sales	Managed Bond Fund	$73,938,807	$40,827,391
	Blend Fund	318,592,913	662,764,215
	Equity Fund	-	690,786,057

Notes to Financial Statements (Unaudited) (Continued)

5.  Capital Share Transactions
    The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	70,212,866	$70,212,866	58,813,218	$58,751,949
Issued as reinvestment of dividends	2,303,162	2,303,162	4,756,419	4,751,456
Redeemed	(71,222,918)	(71,225,014)	(69,614,762)	(69,542,158)
Net increase (decrease)	1,293,110	$1,291,014	(6,045,125)	$(6,038,753)
Managed Bond Fund
Sold	3,166,085	$38,381,428	6,873,561	$82,916,422
Issued as reinvestment of dividends	535,147	6,480,550	1,657,808	19,847,252
Redeemed	(1,992,678)	(24,141,707)	(5,111,922)	(61,631,649)
Net increase (decrease)	1,708,554	$20,720,271	3,419,447	$41,132,025
Blend Fund
Sold	442,716	$7,758,572	6,632,866	$107,773,480
Issued as reinvestment of dividends	420,232	7,256,282	1,561,320	25,622,247
Redeemed	(4,453,617)	(78,120,093)	(10,820,520)	(176,568,791)
Net increase (decrease)	(3,590,669)	$(63,105,239)	(2,626,334)	$(43,173,064)
Equity Fund
Sold	661,033	$18,250,497	1,292,975	$33,030,390
Issued as reinvestment of dividends	-	-	4,009,673	104,881,218
Redeemed	(3,932,849)	(108,492,992)	(8,058,074)	(205,459,619)
Net increase (decrease)	(3,271,816)	$(90,242,495)	(2,755,426)	$(67,548,011)

6.  Federal Income Tax Information
   At June 30, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund	$502,582,960	$3,960,652	$(8,785,303)	$(4,824,651)
Blend Fund	892,002,844	152,163,475	(5,939,279)	146,224,196
Equity Fund	1,150,436,170	252,212,465	(8,664,602)	243,547,863

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2007, is the same for financial reporting and Federal income tax purposes.

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014
Money Market Fund	$200,272	$-	$-	$618	$-	$-
Managed Bond Fund	-	1,214,149	-	-	1,514,498	2,534,245
Blend Fund	4,735,552	96,826,930	44,174,039	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

Notes to Financial Statements (Unaudited) (Continued)

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$4,749,426	$-	$-	$-
Managed Bond Fund	19,847,252	-	-	-
Blend Fund	25,622,247	-	-	-
Equity Fund	17,553,503	87,327,715	-	-

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Other Temporary Differences	Unrealized Appreciation*
Money Market Fund	$42,485	$(200,890)	$(13,921)	$-
Managed Bond Fund	545,591	(5,262,892)	(33,898)	(1,852,314)
Blend Fund	672,644	(145,736,521)	(90,164)	165,629,015
Equity Fund	2,933,281	33,715,575	(122,453)	194,390,177

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48) on June 29, 2007. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Funds. As of and during the period ended June 30, 2007, the Funds did not have a liability for any unrecognized tax benefits.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended June 30, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006 respectively.

7.  New Accounting Pronouncements
    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Notes to Financial Statements (Unaudited) (Continued)

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Trustees' Approval of Investment
Advisory Contracts
(Unaudited)  At Board meetings held on April 26, 2007 and May 31, 2007, the Board of Trustees of MML II Trust (the "Board"), including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of MML II Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the existing Advisory Agreements and Sub-Advisory Agreements (collectively, the "Contracts") for each of the Money Market Fund, Managed Bond Fund, Blend Fund and Equity Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meetings, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meetings, certain materials relevant to the consideration of the Contracts.

At the meeting held on April 26, 2007, the Trustees' independent counsel reviewed with all of the Independent Trustees the requirement under the 1940 Act that the Trustees, including a majority of the Independent Trustees, consider annually the continuation of the Funds' Contracts. In advance of the meeting, the Independent Trustees received a memorandum, prepared by independent counsel, addressing their duties and responsibilities in approving the Contracts, including identification of types of information relevant to such consideration. The Trustees' independent counsel reviewed the memorandum and the role of the Independent Trustees in renewing the Contracts, including, among other things, (i) the nature of the Trustees' responsibilities and factors the Trustees are entitled or required to consider in this regard, (ii) the enhanced disclosure requirements relating to the Board's approval of the Contracts, and (iii) recent mutual fund fee litigation.

In addition, the Independent Trustees received in advance of the meeting (i) a memorandum from the Adviser discussing the nature and quality of the services it provides as investment manager to the Funds, (ii) a profitability analysis prepared by the Adviser, and (iii) a fee study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third-Party Report provided detailed comparative fee, expense and performance information for each Fund to assist the Trustees in their evaluation of the Contracts.

Representatives of the Adviser ("Management") gave a presentation which provided an overview of the nature and quality of services provided by the Adviser to the Funds. This presentation included a discussion of the Adviser's operations and capabilities. A representative of the Third-Party was present for a portion of the meeting and made a presentation to the Independent Trustees with respect to the Third-Party Report.

The Independent Trustees then reviewed, and considered separately for each Fund, the detailed information presented in the Third-Party Report regarding (i) Fund expenses including, among other things, both the Fund's advisory fee and total net expense ratios versus its expense group and expense universe; and (ii) the Fund's relative performance (over various time periods versus its performance group, performance universe and benchmark index, taking into account the Fund's strategy).

Throughout the discussion, Management responded to Trustee questions and provided additional information concerning the Money Market Fund, whose total net expenses ranked in the 4th quintile of its expense group and whose three-year total return placed in the 4th quintile of its performance universe.

Management noted that the primary cause of the Money Market Fund's 4th quintile expense ranking was advisory fee expense. Management explained that the Fund's relatively high advisory fee is a result of its small asset base and that as the Fund grows it will start to benefit from the breakpoints in its advisory fee. Management said that it expects the Fund's assets to grow because the Fund is now a part

Notes to Financial Statements (Unaudited) (Continued)

of annuity asset allocation product offerings. Management also noted that the Fund's performance universe was limited, and so its relatively high advisory fee affected its ranking quite significantly.

In conjunction with their review of the Third-Party Report, the Independent Trustees also reviewed and considered information included in the materials concerning economies of scale and profitability of the Adviser's relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by the Adviser; and (ii) profitability information for the Funds and each Fund individually, which included a sensitivity analysis for those Funds without breakpoints of the expected level of profitability assuming increased Fund assets of $100 million and $250 million. The discussions and consideration included the intangible benefits derived by the Adviser and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds.

The Independent Trustees next considered the materials provided by the Adviser in advance of the Meeting and information discussed with Management at the Meeting relating to the Adviser and the nature, scope and quality of services the Adviser provides to the Funds. The Independent Trustees noted the fact that the Adviser delegates substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Independent Trustees reviewed the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Independent Trustees also considered the experience and qualifications of the personnel of the Adviser that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Independent Trustees also considered, and discussed with Management, among other things: (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser; (ii) the financial condition, stability and business strategy of the Adviser; (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of the Adviser; (v) possible economies of scale; and (vi) any conditions affecting the Adviser's future provision of high quality services to the Funds.

The Independent Trustees discussed with Management and considered a wide range of information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; (ii) the terms of the Sub-Advisory Agreements; (iii) the scope and quality of services provided to each Fund under the Sub-Advisory Agreements; and (iv) the fees payable to each Sub-Adviser by the Adviser. The Independent Trustees also noted that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Adviser in advising other accounts that it advises; and that, conversely, research services furnished to a Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by the Sub-Adviser in advising the Funds.

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

After their deliberations, during which independent counsel was present, the Independent Trustees indicated that they were prepared to recommend approval of the Contracts for each of the Funds, with the exception of the Money Market Fund, for which they requested additional information and analysis

Notes to Financial Statements (Unaudited) (Continued)

concerning the Fund's expenses versus its performance. The Independent Trustees requested that this information be provided at the May 31, 2007 meeting.

As to the Managed Bond Fund, Blend Fund and Equity Fund, the Independent Trustees concluded that: (i) overall, they were satisfied with the nature, extent and quality of services provided, and expected to be provided in the future under the Contracts, including the level of the Adviser's oversight of the Funds and the sub-advisory process; (ii) the Adviser's level of profitability from its relationship to the various Funds was not excessive and that the advisory fees payable under the Contracts, and the Funds' total expenses, were fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each Sub-Adviser are well suited to each Fund, given their investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps the Adviser has proposed to be taken to remedy any underperformance of the Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund's shareholders. In arriving at a decision to recommend approval of these Contracts to the Board, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At their meeting on May 31, 2007, the Independent Trustees discussed the Money Market Fund in more detail. Management first reviewed a handout which further explained the Fund's results versus its expense group, expense universe, performance group and performance universe. Management noted that the Fund's rank in its performance universe has been about average over all time periods within a relatively limited performance range and that the Third-Party had ranked the Fund's total expenses below median versus its expense universe. Management also noted that the Fund was starting to benefit from the breakpoints in its advisory fee which reduce management expenses by five basis points on assets over $100 million. Management stated that future annuity product rollouts were expected to include the Fund as the only money market option and that this should further increase the Fund's assets, which should help reduce expenses and enhance overall performance. Management explained that it was not proposing any changes to the Fund's expenses because it believed that the Fund's current expenses are reasonable, taking into account the breakpoints in the Fund's advisory fee and the anticipated growth of the Fund.

Prior to the votes being taken to approve the Contracts for the Money Market Fund, the Independent Trustees met separately in executive session to discuss the appropriateness of such Contracts. In their deliberation with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the review of investment advisory contracts. The Independent Trustees considered the additional information that had been presented and determined, on the basis of that information, to recommend for approval to the Board the Contracts for the Money Market Fund. In arriving at a decision, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At the Board meeting on May 31, 2007, the Board, including the Independent Trustees, also approved the Contracts for each of the Money Market Fund, Managed Bond Fund, Blend Fund and Equity Fund.

Other Information (Unaudited)

Fund Expenses June 30, 2007

Expense Examples	The following information is in regards to expenses for the six month period ended June 30, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2007.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2007, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Money Market Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,023.80	$2.69
2) Hypothetical	1,000.00	1,021.99	2.69

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.54%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Managed Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,008.60	$2.23
2) Hypothetical	1,000.00	1,022.44	2.24

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blend Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,043.80	$2.17
2) Hypothetical	1,000.00	1,022.54	2.14

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,110.20	$2.13
2) Hypothetical	1,000.00	1,022.64	2.04

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_IIa 807

Item 2.  Code of Ethics.

Not applicable to this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this filing.

Items 5.  Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6.  Schedule of Investments.

Not applicable to this filing.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule
30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/21/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/21/07

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	8/21/07